                                                                 Exhibit 10.1

                                                              [EXECUTION COPY]


                                CREDIT AGREEMENT

                                      among

                            WESCO DISTRIBUTION, INC.

                                as U.S. Borrower

                         WESCO DISTRIBUTION-CANADA, INC.

                              as Canadian Borrower

                            WESCO INTERNATIONAL, INC.

                                       and

                       CERTAIN AFFILIATES OF THE BORROWERS

                                  as Guarantors

                          THE LENDERS IDENTIFIED HEREIN

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

                          as U.S. Administrative Agent

                                       and

                             BANK OF AMERICA CANADA

                        as Canadian Administrative Agent

                            DATED AS OF JUNE 29, 1999

  -----------------------------------------------------------------------------

                         BANC OF AMERICA SECURITIES LLC

                     as Co-Lead Arranger and Co-Book Manager

                              CHASE SECURITIES INC.

                     as Co-Lead Arranger and Co-Book Manager

                            THE CHASE MANHATTAN BANK

                              as Syndication Agent

                                       and

                               ABN AMRO BANK N.V.

                             as Documentation Agent

                                TABLE OF CONTENTS

SECTION 1  DEFINITIONS AND ACCOUNTING TERMS.......................................................................1
         1.1 Definitions..........................................................................................1
         1.2 Computation of Time Periods and Other Definitional Provisions.......................................32
         1.3 Accounting Terms....................................................................................32
         1.4 Time................................................................................................33

SECTION 2  U.S. CREDIT FACILITIES................................................................................33
         2.1 U.S. Revolving Loans................................................................................33
         2.2 U.S. Letter of Credit Subfacility...................................................................36
         2.3 U.S. Swingline Loans Subfacility....................................................................41
         2.4 Continuations and Conversions.......................................................................43
         2.5 Minimum Amounts.....................................................................................43

SECTION 3  CANADIAN CREDIT FACILITIES............................................................................44
         3.1 Canadian Revolving Loans............................................................................44
         3.2 Canadian Letter of Credit Subfacility...............................................................46
         3.3 Canadian Swingline Loans Subfacility................................................................52
         3.4 Bankers' Acceptances................................................................................53
         3.5 Continuations and Conversions.......................................................................57
         3.6 Minimum Amounts.....................................................................................58

SECTION 4  GENERAL PROVISIONS APPLICABLE TO LOANS,...............................................................58

BANKERS' ACCEPTANCES AND LETTERS OF CREDIT.......................................................................58
         4.1 Interest............................................................................................58
         4.2 Place and Manner of Payments........................................................................59
         4.3 Voluntary Prepayments...............................................................................60
         4.4 Fees................................................................................................60
         4.5 Payment in full at Maturity.........................................................................61
         4.6 Computations of Interest and Fees...................................................................61
         4.7 Pro Rata Treatment..................................................................................62
         4.8 Sharing of Payments.................................................................................64
         4.9 Capital Adequacy....................................................................................64
         4.10 Inability To Determine Interest Rate or Create Bankers' Acceptances................................65
         4.11 Illegality.........................................................................................66
         4.12 Requirements of Law................................................................................66
         4.13 Taxes..............................................................................................67
         4.14 Compensation.......................................................................................69
         4.15 Evidence of Debt...................................................................................69
         4.16 Substitution of Lender; Relocation.................................................................70
         4.17 All Borrowers Treated Equally......................................................................71

SECTION 5  GUARANTY..............................................................................................71
         5.1 Guaranty of Payment.................................................................................71
         5.2 Obligations Unconditional...........................................................................71
         5.3 Modifications.......................................................................................72
         5.4 Waiver of Rights....................................................................................72

         5.5 Reinstatement.......................................................................................73
         5.6 Remedies............................................................................................73
         5.7 Limitation of Guaranty..............................................................................73
         5.8 Rights of Contribution..............................................................................73

SECTION 6  CONDITIONS PRECEDENT..................................................................................74
         6.1 Closing Conditions..................................................................................74
         6.2 Conditions to All Extensions of Credit..............................................................78

SECTION 7  REPRESENTATIONS AND WARRANTIES........................................................................79
         7.1 Financial Condition.................................................................................79
         7.2 No Material Change..................................................................................79
         7.3 Organization and Good Standing......................................................................79
         7.4 Due Authorization...................................................................................80
         7.5 No Conflicts........................................................................................80
         7.6 Consents............................................................................................80
         7.7 Enforceable Obligations.............................................................................80
         7.8 No Default..........................................................................................80
         7.9 Ownership.......................................................................................... 81
         7.10 Indebtedness.......................................................................................81
         7.11 Litigation.........................................................................................81
         7.12 Taxes..............................................................................................81
         7.13 Compliance with Law................................................................................81
         7.14 ERISA..............................................................................................81
         7.15 Subsidiaries.......................................................................................82
         7.16 Use of Proceeds....................................................................................83
         7.17 Government Regulation..............................................................................83
         7.18 Environmental Matters..............................................................................84
         7.19 Intellectual Property..............................................................................85
         7.20 Solvency.......................................................................................... 85
         7.21 Investments........................................................................................85
         7.22 Location of Collateral.............................................................................86
         7.23 Disclosure.........................................................................................86
         7.24 Licenses, etc......................................................................................86
         7.25 Collateral Documents...............................................................................86
         7.26 Burdensome Restrictions............................................................................86
         7.27 Year 2000 Compliance...............................................................................86
         7.28 Labor Contracts and Disputes.......................................................................87
         7.29 Broker's Fees......................................................................................87

SECTION 8  AFFIRMATIVE COVENANTS.................................................................................87
         8.1 Information Covenants...............................................................................87
         8.2 Financial Covenants.................................................................................90
         8.3 Preservation of Existence and Franchises............................................................91
         8.4 Books and Records...................................................................................91
         8.5 Compliance with Law.................................................................................91
         8.6 Payment of Taxes and Other Indebtedness.............................................................91
         8.7 Insurance...........................................................................................92

         8.8 Maintenance of Property.............................................................................93
         8.9 Performance of Obligations..........................................................................93
         8.10 Collateral.........................................................................................93
         8.11 Use of Proceeds....................................................................................94
         8.12 Audits/Inspections.................................................................................94
         8.13 Additional Credit Parties..........................................................................95

SECTION 9  NEGATIVE COVENANTS....................................................................................96
         9.1 Indebtedness........................................................................................97
         9.2 Liens...............................................................................................99
         9.3 Nature of Business..................................................................................99
         9.4 Consolidation and Merger............................................................................99
         9.5 Sale or Lease of Assets............................................................................100
         9.6 Sale Leasebacks....................................................................................100
         9.7 Advances, Investments and Loans....................................................................101
         9.8 Restricted Payments................................................................................101
         9.9 Transactions with Affiliates.......................................................................101
         9.10 Fiscal Year; Organizational Documents.............................................................101
         9.11 No Limitations....................................................................................101
         9.12 No Other Negative Pledges.........................................................................102
         9.13 Other Indebtedness................................................................................102
         9.14 Limitation on Parent..............................................................................102
         9.15 Capital Expenditures..............................................................................103
         9.16 Limitation on Ownership of Assets.................................................................103

SECTION 10  EVENTS OF DEFAULT...................................................................................103
         10.1 Events of Default.................................................................................103
         10.2 Acceleration; Remedies............................................................................106
         10.3 Allocation of Payments After Event of Default.....................................................107
         10.4 Conversion and Redenomination of Loans; Purchase of Risk Participations...........................108

SECTION 11  AGENCY PROVISIONS...................................................................................109
         11.1 Appointment.......................................................................................109
         11.2 Delegation of Duties..............................................................................109
         11.3 Exculpatory Provisions............................................................................110
         11.4 Reliance on Communications........................................................................110
         11.5 Notice of Default.................................................................................111
         11.6 Non-Reliance on Agents and Other Lenders..........................................................111
         11.7 Indemnification...................................................................................111
         11.8 Agents in Their Individual Capacity...............................................................112
         11.9 Successor Agent...................................................................................112

SECTION 12  MISCELLANEOUS.......................................................................................113
         12.1 Notices...........................................................................................113
         12.2 Right of Set-Off..................................................................................113
         12.3 Benefit of Agreement..............................................................................113
         12.4 No Waiver; Remedies Cumulative....................................................................117
         12.5 Payment of Expenses; Indemnification..............................................................117

         12.6 Amendments, Waivers and Consents..................................................................118
         12.7 Counterparts/Telecopy.............................................................................119
         12.8 Headings..........................................................................................119
         12.9 Defaulting Lender.................................................................................119
         12.10 Survival of Indemnification and Representations and Warranties...................................119
         12.11 Governing Law; Jurisdiction......................................................................119
         12.12 Waiver of Jury Trial; Waiver of Consequential Damages............................................120
         12.13 Severability.....................................................................................120
         12.14 Further Assurances...............................................................................120
         12.15 Confidentiality..................................................................................121
         12.16 Judgment Currency................................................................................121
         12.17 Entirety.........................................................................................122
         12.18 Binding Effect; Continuing Agreement.............................................................122
         12.19 Designated Senior Indebtedness...................................................................123

SCHEDULES

Schedule 1.1(a)   Lenders and Commitment Percentages
Schedule 1.1(b)   Existing Letters of Credit
Schedule 1.1(c)   Permitted Liens
Schedule 7.10     Indebtedness
Schedule 7.11     Litigation
Schedule 7.15     Subsidiaries
Schedule 7.19     Intellectual Property
Schedule 7.21     Investments
Schedule 7.22(a)  Personal Property Locations
Schedule 7.22(b)  Chief Executive Offices
Schedule 7.28     Labor Contract and Disputes
Schedule 8.7      Insurance
Schedule 12.1     Notices



EXHIBITS

Exhibit 2.1(b)    Form of Notice of Borrowing
Exhibit 2.1(f)    Form of U.S. Revolving Note
Exhibit 2.3(b)    Form of Swingline Loan Request
Exhibit 2.3(d)    Form of U.S. Swingline Note
Exhibit 2.4       Form of Notice of Continuation/Conversion
Exhibit 3.1(e)    Form of Canadian Revolving Note
Exhibit 3.3(d)    Form of Canadian Swingline Note
Exhibit 3.4(d)    Form of Bankers' Acceptance Notice
Exhibit 8.1(c)    Form of Officer's Certificate
Exhibit 8.13      Form of Joinder Agreement
Exhibit 12.3(b)   Form of Assignment Agreement

                                CREDIT AGREEMENT



         THIS CREDIT AGREEMENT (this "Credit Agreement") is entered into as of June 29, 1999 among WESCO DISTRIBUTION, INC., a Delaware corporation (the "U.S. Borrower"), WESCO DISTRIBUTION-CANADA, INC., an Ontario corporation (the "Canadian Borrower", and together with the U.S. Borrower, the "Borrowers"), WESCO INTERNATIONAL, INC., a Delaware corporation (the "Parent") and certain Subsidiaries of the Parent (individually a "Guarantor" and collectively the "Guarantors"), the Lenders (as defined herein), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Administrative Agent and U.S. Swingline Lender, BANK OF AMERICA CANADA, as Canadian Administrative Agent and Canadian Swingline Lender, and the Issuing Lenders (as defined herein).

                                    RECITALS

         A. The Borrowers have requested that the Lenders provide a senior secured credit facility consisting of (i) a $365 million revolving facility to the U.S. Borrower and (ii) a C$50 million revolving facility to the Canadian Borrower.

         B. The Lenders party hereto have agreed to make the requested senior secured credit facility available to the Borrowers on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    SECTION 1

                        DEFINITIONS AND ACCOUNTING TERMS

         1.1      DEFINITIONS.

         As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms herein shall include in the singular number the plural and in the plural the singular:

                  "Acceptance Fee" means, in respect of a particular Bankers' Acceptance accepted by a Canadian Lender, an amount equal to the product of (a) the Applicable Percentage for Eurodollar Loans and Bankers' Acceptances as at the date of acceptance of such Bankers' Acceptance; (b) the aggregate Face Amount of such Bankers' Acceptance; and (c) a fraction (i) the numerator of which is the number of days in the term of such Bankers' Acceptance, and (ii) the denominator of which is 365 days.

                  "Acquisition" means the acquisition by any Person of (a) the Capital Stock of another Person, (b) all or substantially all of the assets of another Person or (c) all or substantially all of a line of business of another Person, in each case whether or not involving a merger or consolidation with such other Person.

                  "Additional Credit Party" means each Person that becomes a Guarantor after the Closing Date, as provided in Section 8.13.

                  "Adjusted Base Rate" means the Base Rate plus the Applicable Percentage for Base Rate Loans and Canadian Prime Rate Loans.

                  "Adjusted Canadian Prime Rate" means the Canadian Prime Rate plus the Applicable Percentage for Base Rate Loans and Canadian Prime Rate Loans.

                  "Adjusted Eurodollar Rate" means the Eurodollar Rate plus the Applicable Percentage for Eurodollar Loans and Bankers' Acceptances.

                  "Adjusted Funded Debt" means total Funded Debt (as defined below) minus the sum of: (a) Indebtedness related to Permitted Receivables Financing, (b) Indebtedness constituting seller financing incurred in connection with Permitted Acquisitions not to exceed $30 million, in the aggregate, at any one time outstanding, (c) Support Obligations relating to loans for a stock purchase program for senior management of the Credit Parties, not to exceed $9,000,000, in the aggregate and (d) cash on the consolidated balance sheet of the Credit Parties and their Subsidiaries in excess of $15,000,000.

                  For purposes hereof, "Funded Debt" means, without duplication, the sum of (a) all Indebtedness of the Credit Parties and their Subsidiaries for borrowed money, (b) all purchase money Indebtedness of the Credit Parties and their Subsidiaries, (c) the principal portion of all obligations of the Credit Parties and their Subsidiaries under Capital Leases, (d) all obligations, contingent or otherwise, relative to the face amount of all letters of credit (other than trade letters of credit obtained in the ordinary course of business), whether or not drawn, and banker's acceptances issued for the account of a Credit Party or its Subsidiaries (it being understood that, to the extent an undrawn letter of credit supports another obligation consisting of Indebtedness, in calculating aggregated Indebtedness only such other obligation shall be included), (e) all Support Obligations of the Credit Parties and their Subsidiaries with respect to Funded Debt of another Person, (f) all Funded Debt of another entity secured by a Lien on any property of the Credit Parties and their Subsidiaries whether or not such Funded Debt has been assumed by a Credit Party or any of its Subsidiaries, (g) all Funded Debt of any partnership or unincorporated joint venture to the extent a Credit Party or any of its Subsidiaries is legally obligated or has a reasonable expectation of being liable with respect thereto, net of any assets of such partnership or joint venture, provided that such netting does not result in a negative value for such Funded Debt, (h) the outstanding aggregate amount of Indebtedness permitted under Section 9.1(p) and Section 9.1(q), including without limitation as such Indebtedness relates to the sale leaseback transactions permitted under clauses (ii) and (iii) of
         Section 9.6, and (i) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP (but excluding operating leases under GAAP entered into in the ordinary course of business and not as an off-balance sheet financing product); provided, however, that the outstanding aggregate amount of Indebtedness permitted under clause (ii) of Section 9.1(c) shall be excluded from Funded Debt.

                  "Administrative Agents" means the U.S. Administrative Agent and the Canadian Administrative Agent.

                  "Administrative Fees" has the meaning set forth in Section 4.4(d).

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers (or the equivalent) of such Person), controlled by or under direct or indirect common control with such Person (and specifically including any other Person that is an "associate" of such Person, as the term "associate" is used in the context of Canadian corporate and securities law). A Person shall be deemed to control an entity if such Person possesses, directly or indirectly, the power (a) to vote 10% or more of the ordinary voting power for the election of directors (or the equivalent) of such entity or (b) to direct or cause direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise.

                  "Agents" means, collectively, the Administrative Agents and the Collateral Agent and any successors and assigns in such capacity.

                  "Applicable BA Discount Rate" means (a) with respect to any Canadian Lender named on Schedule I to the Bank Act (Canada), as applicable to a Bankers' Acceptance being purchased by such Lender on any day, the respective percentage discount rate per annum for a Canadian Dollar bankers' acceptance for the term and face amount comparable to the term and face amount of such Bankers' Acceptance that appears on the Reuters Screen CDOR Page as of 10:00 a.m. (Toronto, Ontario time) on the date of determination as reported by the Canadian Administrative Agent; provided, however, that if on such day no rate appears on the Reuters Screen CDOR Page as contemplated, the rate for such day shall be the average (as calculated by the Canadian Administrative Agent) of the respective percentage discount rates (expressed to two decimal places and rounded upward, if necessary, to the nearest 1/100th of 1%) quoted to the Canadian Administrative Agent by each of the five largest Canadian chartered banks named on Schedule I to the Bank Act (Canada) (each a "Schedule I Reference Bank") as the percentage discount rate at which such Schedule I Reference Bank would, in accordance with its normal practices, at or about 10:00 a.m. (Toronto, Ontario time) on such day, be prepared to purchase bankers' acceptances accepted by such Schedule I Reference Bank having a term and a face amount comparable to the term and face amount of such Bankers' Acceptance and (b) with respect to any Canadian Lender named on Schedule II to the Bank Act (Canada), as applicable to a Bankers' Acceptance being purchased by such Lender on any day, the lesser of (x) the percentage discount rate at which Bank of America Canada would, in accordance with its normal practices, at or about 10:00 a.m. (Toronto time) on such day, be prepared to purchase bankers' acceptances accepted by it having a term and a face amount comparable to the term and face amount of such Bankers' Acceptance and (y) the rate that is 7 basis points per annum in excess of the rate determined pursuant to clause (a) of this definition in connection with the relevant issuance of Bankers' Acceptances.

                  "Applicable Percentage" means the appropriate applicable percentages corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:

       ----------- ---------------- -------------- --------------- -------------- ---------------- ------------------
                                                                    Applicable
                                                                    Percentage
                                     Applicable      Applicable      for U.S.
                                     Percentage      Percentage       Standby
                                         for       for Base Rate     Letter of      Applicable
                                     Eurodollar      Loans and      Credit Fees   Percentage for
                                      Loans and       Canadian     and Canadian     U.S. Trade        Applicable
       Pricing                        Bankers'       Prime Rate      Letter of      Letters of      Percentage for
         Level     Leverage Ratio    Acceptances       Loans        Credit Fees       Credit        Commitment Fees
     ----------- ---------------- -------------- --------------- -------------- ---------------- ------------------
           I        <= 2.0 to 1.0       1.00%            0%            1.0%            .50%              .30%

           II       <= 2.5 to 1.0       1.25%           .25%           1.25%          .6125%             .35%
                         but
                    > 2.0 to 1.0

          III      <= 3.25 to 1.0       1.50%           .50%           1.50%           .75%              .40%
                         but
                    > 2.5 to 1.0

           IV       <= 4.0 to 1.0       1.75%           .75%           1.75%           .875%             .45%
                         but

                    > 3.25 to 1.0

           V        > 4.0 to 1.0        2.00%          1.00%           2.00%           1.00%             .50%
       ----------- ---------------- -------------- --------------- -------------- ---------------- ------------------

                  The Applicable Percentage for Loans, Bankers' Acceptances, the Letter of Credit Fees and the Commitment Fees shall, in each case, be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date by which the U.S. Borrower is required to provide the officer's certificate in accordance with the provisions of Section 8.1(c); provided that the initial Applicable Percentage for Loans, the Letter of Credit Fees and the Commitment Fees shall be based on Pricing Level III (as shown above) and, thereafter, the Pricing Level shall be determined by the Leverage Ratio calculated as of the most recent Calculation Date (provided that the Applicable Percentage shall not be less than Pricing Level III until the first Calculation Date subsequent to September 30, 1999); and provided further that if the U.S. Borrower fails to provide the officer's certificate required by Section 8.1(c) on or before the most recent Calculation Date, the Applicable Percentage for Loans, the Letter of Credit Fees and the Commitment Fees from such Calculation Date shall be based on Pricing Level V until such time that an appropriate officer's certificate is provided whereupon the Pricing Level shall be determined by the then current Leverage Ratio. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Loans and Letters of Credit as well as any new Loans made or Letters of Credit issued.

                  The U.S. Borrower shall promptly deliver to the U.S. Administrative Agent, at the address set forth on Schedule 12.1, at the time the officer's certificate is required to be delivered by Section 8.1(c), information regarding any change in the Leverage Ratio that would change the existing Pricing Level pursuant to the preceding paragraph. The U.S. Administrative Agent shall promptly advise the Canadian Administrative Agent of any such change in the Pricing Level.

                  "Approved Fund" means, with respect to any Lender that is a fund or trust that makes, buys or invests in commercial loans, any other fund or trust that makes, buys or invests in commercial loans and is managed by the same investment advisor as such Lender or an Affiliate thereof.

                  "Asset Disposition" means the disposition of any or all of the assets (including the Capital Stock) of a Credit Party or any of its Subsidiaries whether by sale, lease, transfer, condemnation or otherwise, other than (a) transfers of assets permitted by Section 9.5 and (b) losses of assets or destroyed assets permitted by Section 8.7.

                  "BA Discount Proceeds" means proceeds in respect of any Bankers' Acceptance to be purchased on any day under Section 3.4(b), in an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by dividing:

                  (a)      the Face Amount of such Bankers' Acceptance; by

                  (b)      the sum of one plus the product of:

                           (i) the Applicable BA Discount Rate (expressed as a
                  decimal) applicable to such Bankers' Acceptance; and

                           (ii) a fraction, the numerator of which is the number
                  of days in the term of such Bankers' Acceptance and the denominator of which is the number of days in the then current calendar year;

                  with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

                  "BA Documents" means with respect to any Bankers' Acceptance, such documents and agreements as the Canadian Lenders accepting the same may require in connection with the creation of such Bankers' Acceptance.

                  "BA Obligations" means all obligations of the Canadian Borrower with respect to Bankers' Acceptances created under the Canadian Revolving Committed Amount.

                  "Bank of America" means Bank of America National Trust and Savings Association, or any successor thereto.

                  "Bank of America Canada" means Bank of America Canada, or any successor thereto.

                  "Bankers' Acceptance" means a depository bill as defined in the Depository Bills and Notes Act (Canada) in Canadian Dollars that is in the form of an order signed by the Canadian Borrower and accepted by a Canadian Lender pursuant to this Credit Agreement or, for Lenders not participating in clearing services contemplated in that Act, a draft or bill of exchange in Canadian Dollars payable in Canada that is drawn in Canada by the Canadian Borrower and accepted by a Canadian Lender pursuant to this Credit Agreement. Orders that become depository bills, drafts and bills of exchange are sometimes collectively referred to in this Credit Agreement as "orders".

                  "Bankruptcy Code" means either (a) the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time or (b) corresponding Canadian legislation, as applicable.

                  "BAS" means Banc of America Securities LLC, in its capacity as Co-Lead Arranger and Co-Book Manager, and its successors and assigns.

                  "Base Rate" means, for any day, the rate per annum equal to the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1% or (b) the U.S. Reference Rate in effect on such day. If for any reason the U.S. Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the U.S. Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the U.S. Reference Rate or the Federal Funds Rate shall be effective on the effective date of such change in the U.S. Reference Rate or the Federal Funds Rate, respectively.

                  "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate, including, if applicable, Swingline Loans.

                  "Borrowers" means, collectively, the U.S. Borrower and the Canadian Borrower.

                  "Business Day" means any day other than a Saturday or a Sunday; provided that, in addition, (a) in the case of U.S. Revolving Loans, U.S. Swingline Loans and U.S. Letters of Credit, such day is not a day on which banking institutions are authorized or required by law or other governmental action to close in San Francisco, California or New York, New York (provided that in the case of Eurodollar Loans, such day is also a day on which dealings between banks are carried on in Dollar deposits in the London interbank market) and (b) in the case of Canadian Revolving Loans, Canadian Swingline Loans, Canadian Letters of Credit and Bankers' Acceptances, such day is not a day on which banking institutions are authorized or required by law or other governmental action to close in Toronto, Ontario.

                  "Calculation Date" has the meaning set forth in the definition of Applicable Percentage.

                  "Canadian Administrative Agent" means Bank of America Canada or any successor agent appointed pursuant to Section 11.9.

                  "Canadian Borrower" means WESCO Distribution-Canada, Inc., an Ontario corporation, together with any permitted successors and assigns.

                  "Canadian Credit Parties" means those Credit Parties domiciled in Canada.

                  "Canadian Credit Party Obligations" means, without duplication, (a) all of the obligations of the Canadian Credit Parties to the Lenders (including the Canadian Issuing Lender) and the Agents, whenever arising, under this Credit Agreement, the Notes, the Collateral Documents or any of the other Credit Documents to which any such Credit Party is a party and (b) all liabilities and obligations owing from any such Credit Party to any Lender, or any Affiliate of a Lender, arising under Hedging Agreements.

                  "Canadian Dollars" and "C$" mean dollars in lawful currency of Canada.

                  "Canadian Facility Guarantors" means each of (a) the U.S. Borrower, (b) the Subsidiaries of the Canadian Borrower identified as Canadian Facility Guarantors on the signature pages hereto, if any are so identified, and (c) each hereafter acquired or organized Subsidiary of the Canadian Borrower that becomes an Additional Credit Party and Canadian Facility Guarantor hereunder by execution of a Joinder Agreement or otherwise, in each case together with their successors and assigns.

                  "Canadian Issuing Lender" means Bank of America Canada or, with the consent of (a) the Borrowers, (b) the Canadian Administrative Agent and (c) the Required Canadian Lenders, any other Canadian Lender.

                  "Canadian Lender" means any of the Persons identified as a "Canadian Lender" on Schedule 1.1(a), and any Eligible Assignee which may become a Canadian Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

                  "Canadian Letter of Credit" means a Letter of Credit issued for the account of the Canadian Borrower by the Canadian Issuing Lender pursuant to Section 3.2(a), as such Letter of Credit may be amended, modified, extended, renewed or replaced.

                  "Canadian Letter of Credit Outstanding Amount" means, for any period, the quotient resulting from dividing (a) the sum for each day during such period of the aggregate maximum amount available to be drawn under all Canadian Letters of Credit by (b) the total number of days in such period.

                  "Canadian LOC Commitment" means the commitment of the Canadian Issuing Lender to issue Letters of Credit for the account of the Canadian Borrower in an aggregate face amount at any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the Canadian LOC Committed Amount.

                  "Canadian LOC Committed Amount" has the meaning assigned to such term in Section 3.2(a).

                  "Canadian LOC Obligations" means, at any time, the sum of (a) the maximum amount which is, or at any time thereafter may become, available to be drawn under Canadian Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Canadian Letters of Credit plus (b) the aggregate amount of all drawings under Canadian Letters of Credit honored by the Canadian Issuing Lender but not theretofore reimbursed.

                  "Canadian LOC Subfacility" means the Letter of Credit subfacility established pursuant to Section 3.2.

                  "Canadian Pledge Agreement" means that certain Pledge Agreement, dated as of the Closing Date, executed and delivered by the Canadian Borrower in favor of the Collateral Agent, for the benefit of the Lenders, to secure its obligations under the Credit Documents, as amended, modified, extended, renewed or replaced from time to time.

                  "Canadian Prime Rate" means, for any day, the greater of (a) the variable rate of interest per annum equal to the rate of interest determined by the Canadian Administrative Agent from time to time as its prime rate for Canadian Dollar loans made by the Canadian Administrative Agent in Canada, being a variable per annum reference rate of interest adjusted automatically upon change by the Canadian Administrative Agent, and calculated on the basis of a year of 365 or 366 days, as the case may be, and (b) the sum of (i) the rate per annum determined by the Canadian Administrative Agent as the applicable rate for it to accept a Canadian Dollar bankers' acceptance having a term of 30 days as of 10:00 a.m. (Toronto, Ontario time) on the date of determination plus (ii) 100 basis points.

                  "Canadian Prime Rate Loan" means any Canadian Revolving Loan bearing interest at a rate determined by reference to the Canadian Prime Rate, including, if applicable, Canadian Swingline Loans.

                  "Canadian Revolving Committed Amount" means FIFTY MILLION CANADIAN DOLLARS (C$50,000,000), as such amount may be reduced in accordance with Section 3.1(d).

                  "Canadian Revolving Loan Commitment" means, with respect to each Canadian Lender, the commitment of such Canadian Lender to make its portion of the Canadian Revolving Loans in a principal amount equal to such Canadian Lender's Canadian Revolving Loan Commitment Percentage of the Canadian Revolving Committed Amount.

                  "Canadian Revolving Loan Commitment Percentage" means, for each Canadian Lender, the percentage identified as its Canadian Revolving Loan Commitment Percentage on Schedule 1.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 12.3.

                  "Canadian Revolving Loans" means the revolving credit loans made by the Canadian Lenders to the Canadian Borrower pursuant to
         Section 3.1.

                  "Canadian Revolving Note" or "Canadian Revolving Notes" means the promissory notes of the Canadian Borrower in favor of each of the Canadian Lenders evidencing the Canadian Revolving Loans provided pursuant to Section 3.1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and as evidenced in the form of Exhibit 3.1(e).

                  "Canadian Security Agreement" means that certain Security Agreement, dated as of the Closing Date, executed and delivered by the Canadian Borrower in favor of the Collateral Agent, for the benefit of the Lenders, to secure its obligations under the Credit Documents, as amended, modified, extended, renewed or replaced from time to time.

                  "Canadian Swingline Committed Amount" means FIVE MILLION CANADIAN DOLLARS (C$5,000,000).

                  "Canadian Swingline Lender" means Bank of America Canada or, with the consent of (i) the Borrowers, (ii) the Canadian Administrative Agent and (iii) the Required Canadian Lenders, any other Canadian Lender.

                  "Canadian Swingline Loan Commitment" means, with respect to the Canadian Swingline Lender, the commitment of the Canadian Swingline Lender to make Canadian Swingline Loans available to the Canadian Borrower in the principal amount of up to the Canadian Swingline Committed Amount.

                  "Canadian Swingline Note" means the promissory note of the Canadian Borrower in favor of the Canadian Swingline Lender evidencing the Canadian Swingline Loans provided pursuant to Section 3.3, as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time in and as evidenced by the form of Exhibit 3.3(d).

                  "Canadian Unused Revolving Commitment" means, for any period, the amount by which (a) the then applicable Canadian Revolving Committed Amount exceeds (b) the quotient resulting from dividing (i) the sum for each day during such period of the outstanding aggregate principal amount of all Canadian Revolving Loans plus Canadian LOC Obligations plus the Face Amount of BA Obligations by (ii) the total number of days in such period.

                  "Capital Expenditures" means all expenditures of the Credit Parties and their Subsidiaries which, in accordance with GAAP, would be classified as capital expenditures, including, without limitation, Capital Leases; provided, however, that Capital Expenditures shall exclude (a) amounts constituting the reinvestment of proceeds from an Asset Disposition in Eligible Assets and (b) any amount representing capitalized interest on Capital Leases.

                  "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Capital Stock" means (a) in the case of a corporation, all classes of capital stock of such corporation, (b) in the case of a partnership, partnership interests (whether general or limited), (c) in the case of a limited liability company, membership interests and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "Cash Equivalents" means (a) securities issued directly or fully guaranteed or insured by the United States of America or Canada or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America or Canada is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. or Canadian dollar denominated time and demand deposits and certificates of deposit of (i) any Lender, (ii) any U.S. or Canadian commercial bank having capital and surplus in excess of $500,000,000 (U.S.) or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition,
         (d) repurchase agreements with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 (U.S.) for direct obligations issued by or fully guaranteed by the United States of America or Canada in which a Credit Party shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 (U.S.) and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d).

                  "CDOR Rate" means the rate per annum for a Canadian Dollar bankers' acceptance having a term of 30 days that appears on the Reuters Screen CDOR Page as of 10:00 a.m. (Toronto, Ontario time) on the date of determination, as reported by the Canadian Administrative Agent.

                  "Change of Control" means the occurrence of any of the following events: (a) the acquisition, directly or indirectly, whether voluntarily or by operation of law, by any person (as such term in used in Section 13(d) of the Exchange Act) other than The Cypress Group LLC, of beneficial ownership of more than 30% of the outstanding shares of common stock of the Parent; (b) the replacement or resignation (other than by reason of death, illness or incapacity), within any two-year period, of a majority of the members of the Board of Directors of the Parent (the "Board") or a change in the size of the Board, within any two-year period, which results in members of the Board who were in office at the beginning of such two-year period constituting less than a majority of the members of the Board (unless such replacement, resignation or change in size of the Board shall have been effected or initiated by a majority of the members of the Board in office at the beginning of such two-year period or who became members of the Board without effectuating a Change in Control) or (c) the failure of the Parent to own directly or indirectly 100% of the outstanding shares of common stock of the U.S. Borrower or the Canadian Borrower.

                  "Chase Securities" means Chase Securities Inc. in its capacity as Co-Lead Arranger and Co-Book Manager, and its successors and assigns.

                  "Closing Date" means the date hereof.

                  "Code" means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended, modified, succeeded or replaced from time to time. References to sections of the Code should be construed also to refer to any successor sections.

                  "Collateral" means all assets of the Credit Parties in which, pursuant to the Collateral Documents, a Lien has been granted in favor of the Collateral Agent for the benefit of the Lenders.

                  "Collateral Agent" means Bank of America, or any successor collateral agent appointed pursuant to Section 11.9.

                  "Collateral Documents" means the Security Agreements, the Pledge Agreements, and such other documents executed and delivered in connection with the attachment and perfection of the Lenders' security interests in the assets of the Credit Parties, including, without limitation, UCC financing statements and patent, trademark and copyright filings.

                  "Commitment Fees" means the fees payable to the Lenders pursuant to Section 4.4(a).

                  "Commitments" means (a) with respect to each U.S. Lender, the U.S. Revolving Loan Commitment of such Lender, (b) with respect to each Canadian Lender, the Canadian Revolving Loan Commitment of such Lender,
         (c) with respect to the U.S. Swingline Lender, the U.S. Swingline Loan Commitment (in addition to its other Commitments), (d) with respect to the Canadian Swingline Lender, the Canadian Swingline Loan Commitment (in addition to its other Commitments), (e) with respect to the Canadian Issuing Lender, the Canadian LOC Commitment (in addition to its other Commitments) and (f) with respect to the U.S. Issuing Lender, the U.S. LOC Commitment (in addition to its other Commitments).

                  "Credit Documents" means this Credit Agreement, the Notes, any Joinder Agreement, the Collateral Documents, the LOC Documents, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

                  "Credit Parties" means the Borrowers and the Guarantors and "Credit Party" means any one of them.

                  "Credit Party Obligations" means, without duplication, (a) all of the obligations of the Credit Parties to the Lenders (including the Issuing Lenders) and the Agents, whenever arising, under this Credit Agreement, the Notes, the Collateral Documents or any of the other Credit Documents to which any Credit Party is a party and (b) all liabilities and obligations owing from any such Credit Party to any Lender, or any Affiliate of a Lender, arising under Hedging Agreements.

                  "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" means, at any time, any Lender that, (a) has failed to make a Loan or purchase a Participation Interest required pursuant to the terms of this Credit Agreement (but only for so long as such Loan is not made or such Participation Interest is not purchased),
         (b) has failed to pay to the Agents or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement (but only for so long as such amount has not been paid) or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or with respect to which (or with respect to any assets of which) a receiver, trustee or similar official has been appointed.

                  "Dollars" and "$" means dollars in lawful currency of the United States of America.

                  "EBITDA" means, subject to Section 1.3(b), for any period with respect to the Credit Parties and their Subsidiaries on a consolidated basis, the sum of (a) Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains (including any gain from the sale of property) or non-cash losses) plus (b) an amount which, in the determination of Net Income for such period, has been deducted for (i) Interest Expense for such period, (ii) total Federal, state, foreign or other income or franchise taxes for such period and
         (iii) all depreciation and amortization for such period, including the amortization of debt discounts and deferred financing charges, all as determined in accordance with GAAP.

                  "Effective Date" means the date on which the conditions set forth in Section 6.1 shall have been fulfilled (or waived in the sole discretion of the Lenders).

                  "Eligible Assets" means any assets or any business (or any substantial part thereof) used or useful in the same or a similar line of business as the Credit Parties and their Subsidiaries were engaged in on the Closing Date.

                  "Eligible Assignee" means (a) any Lender; (b) an Affiliate of a Lender or an Approved Fund; and (c) any other Person that (x) is a financial institution having capital and surplus in excess of $100,000,000, (y) if such Person is to be a U.S. Lender, is approved by the U.S. Administrative Agent, the U.S. Issuing Lender, the U.S. Swingline Lender and the Borrowers and (z) if such Person is to be a Canadian Lender, is approved by the

         Canadian Administrative Agent, the Canadian Issuing Lender, the Canadian Swingline Lender and the Borrowers (in each of cases (y) and (z), such approval not to be unreasonably withheld or delayed; it being understood that it is reasonable for the Borrowers not to consent to a new Lender that would impose material additional costs or taxes on the Borrowers); provided that (i) the Borrowers' consent is not required during the existence and continuation of an Event of Default; (ii) approval by the Borrowers shall be deemed given if no objection is received by the assigning Lender and the U.S. Administrative Agent from the Borrowers within five Business Days after notice of such proposed assignment has been received by the Borrowers; and (iii) neither a Borrower nor an Affiliate of a Borrower shall qualify as an Eligible Assignee.

                  "Environmental Claim" means any investigation, written notice, violation, written demand, written allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or written claim whether administrative, judicial, or private in nature arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any assessment, abatement, removal, remedial, corrective, or other response action in connection with an Environmental Law or other order of a Governmental Authority or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

                  "Environmental Laws" means any current or future legal requirement of any Governmental Authority pertaining to (a) the protection of health, safety, and the indoor or outdoor environment,
         (b) the conservation, management, or use of natural resources and wildlife, (c) the protection or use of surface water and groundwater or
         (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any hazardous or toxic substance or material or (e) pollution (including any release to land, surface water and groundwater) and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801 et seq., Occupational Safety and Health Act of 1970, as amended, 29 USC 651 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as amended, 42 USC 300(f) et seq., any analogous implementing or successor law, and any amendment, rule, regulation, order, or directive issued thereunder.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "ERISA Affiliate" means an entity, whether or not incorporated, which is under common control with any Credit Party or any of its Subsidiaries within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any Credit Party or any of its Subsidiaries and which is treated as a single employer under Sections 414(b), (c), (m), or (o) of the Code.

                  "Eurodollar Loan" means a U.S. Revolving Loan bearing interest based at a rate determined by reference to the Eurodollar Rate.

                  "Eurodollar Rate" means, for the Interest Period for each Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate determined pursuant to the following formula:

                  Eurodollar Rate =      London Interbank Offered Rate
                                    ----------------------------------------
                                       1 - Eurodollar Reserve Percentage

                  "Eurodollar Reserve Percentage" means for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined), whether or not a Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Event of Default" means any of the events or circumstances specified in Section 10.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as amended, modified, succeeded or replaced from time to time.

                  "Existing Credit Agreement" has the meaning set forth in
         Section 6.1(n).

                  "Existing Letters of Credit" means the Letters of Credit described by date, issuance, letter of credit number, undrawn amount, name of beneficiary and the date of expiry set forth on Schedule 1.1(b), as such Letters of Credit may be amended, modified, extended, renewed or replaced.

                  "Existing U.S. Letters of Credit" means those Existing Letters of Credit identified as U.S. Letters of Credit on Schedule 1.1(b).

                  "Extension of Credit" means, as to any Lender, the making of a Loan by such Lender (or a participation therein by a Lender), the issuance of, or participation in, a Letter of Credit by such Lender or the creation of a Bankers' Acceptance by such Lender.

                  "Face Amount" means, in respect of a Bankers' Acceptance, the amount payable to the holder thereof at maturity.

                  "Federal Funds Rate" means for any day the rate of interest per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (b) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the U.S. Administrative Agent on such day on such transactions as determined by the U.S.
         Administrative Agent.

                  "Fee Letter" means that certain letter agreement between the U.S. Borrower, BAS and Bank of America dated as of May 26, 1999.

                  "Fife" means Fife Electric Company, LLC, a Michigan limited liability company.

                  "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to Section 1.3(a).

                  "Governmental Authority" means any Federal, state, local, provincial or foreign court or governmental agency, authority, instrumentality or regulatory body.

                  "Guarantors" means, collectively, the Total Facility Guarantors and the Canadian Facility Guarantors.

                  "Guaranteed Obligations" means, without duplication, (a) in the case of the Total Facility Guarantors, all Credit Party Obligations, and (b) in the case of the Canadian Facility Guarantors, all Canadian Credit Party Obligations.

                  "Hazardous Materials" means any substance, material or waste defined in or regulated under any Environmental Laws.

                  "Hedging Agreements" means any interest rate protection agreements, foreign currency exchange agreements, commodity futures agreements or other interest or exchange rate hedging agreements.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations, other than intercompany items, of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all Support Obligations of such Person, (g) the principal portion of all obligations of such Person under (i) Capital Leases and
         (ii) any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of such Person where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, (h) all net obligations of such Person in respect of Hedging Agreements, (i) the maximum amount of all performance and standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (j) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due by a fixed date, (k) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person or in a manner that would not be reflected on the balance sheet of such Person in accordance with GAAP, and (l) all obligations of such Person to repurchase any securities which repurchase obligation is related to the issuance thereof, including, without limitation, obligations commonly known as residual equity appreciation potential shares. The Indebtedness of any Person shall include the Indebtedness of any partnership or unincorporated joint venture in which such Person is legally obligated.

                  "Interest Coverage Ratio" means the ratio of (a) EBITDA to (b) Interest Expense.

                  "Interest Expense" means, subject to Section 1.3(b), for any period with respect to the Credit Parties and their Subsidiaries on a consolidated basis, all cash interest expense (paid or accrued to be paid), including (a) the interest component under Capital Leases (but excluding the amortization of debt discounts, deferred financing charges and other non-cash interest expenses), as determined in accordance with GAAP and (b) the interest-equivalent costs associated with any Permitted Receivables Financing as included in the "other expense" line item in the consolidated income statements of the Credit Parties and their Subsidiaries, whether accounted for as interest expense or loss on the sale of Receivables, net of any cash interest income reported during such period (including any interest-equivalent income associated with any Permitted Receivables Financing).

                  "Interest Payment Date" means (a) as to Base Rate Loans, the last day of each calendar quarter of the Credit Parties and the Maturity Date, and (b) as to Eurodollar Loans, the last day of each applicable Interest Period, the Maturity Date and each date on which any principal of such Loans is repaid and, in addition, where the applicable Interest Period for a Eurodollar Loan is greater than three months, then also the date three months from the beginning of the Interest Period and each three months thereafter.

                  "Interest Period" means, as to Eurodollar Loans, a period of one week or one, two, three, six or (subject to availability from all Lenders) nine or twelve months' duration, as the U.S. Borrower may elect, commencing, in each case, on the date of the borrowing (including continuations and conversions thereof); provided, however,
         (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (b) no Interest Period shall extend beyond the Maturity Date, and (c) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

                  "Investment" in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets, shares of Capital Stock, bonds, notes, debentures, joint ventures or other ownership interests or other securities of such other Person or (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Support Obligation (including any support for a Letter of Credit issued on behalf of such Person) incurred for the benefit of such Person.

                  "Issuing Lender Fees" has the meaning set forth in
         Section 4.4(c).

                  "Issuing Lenders" means, collectively, the U.S. Issuing Lender and the Canadian Issuing Lender and "Issuing Lender" means any one of them.

                  "Joinder Agreement" means a joinder agreement substantially in the form of Exhibit 8.13.

                  "Lenders" means, collectively, the U.S. Lenders and the Canadian Lenders and "Lender" means any one of them.

                  "Letter of Credit" means (a) Letters of Credit issued for the account of the U.S. Borrower or one of its Subsidiaries by the U.S. Issuing Lender pursuant to Section 2.2, as such Letters of Credit may be amended, modified, extended, renewed or replaced, (b) Letters of Credit issued for the account of the Canadian Borrower or one of its Subsidiaries by the Canadian Issuing Lender pursuant to Section 3.2, as such Letters of Credit may be amended, modified, extended, renewed or replaced, and (c) the Existing Letters of Credit.

                  "Letter of Credit Fee" has the meaning set forth in
         Section 4.4(b).

                  "Leverage Ratio" means, as of the last day of each fiscal quarter, the ratio of (a) total Adjusted Funded Debt on such date and
         (b) EBITDA for the twelve month period ending on such date.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind, including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof.

                  "Loan" or "Loans" means the Revolving Loans and the Swingline Loans (or a portion of any Revolving Loan or Swingline Loan), individually or collectively, as appropriate.

                  "LOC Commitment" means, collectively, the Canadian LOC Commitment and the U.S. LOC Commitment.

                  "LOC Obligations" means, collectively, the Canadian LOC Obligations and the U.S. LOC Obligations.

                  "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk or (b) any collateral security for such obligations.

                  "London Interbank Offered Rate" means, with respect to any Eurodollar Loan for the Interest Period applicable thereto, the rate per annum equal to the rate determined by the U.S. Administrative Agent to be the offered rate which appears on the page of the Telerate Screen which displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3740 or 3750) for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) two Business Days prior to the first day of such Interest Period, or (ii) in the event the rate referenced in the preceding clause (i) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum equal to the rate determined by the U.S. Administrative Agent to be the offered rate on such other page or other service which displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) two Business Days prior to the first day of such Interest Period, or (iii) in the event the rates referenced in the preceding clauses (i) and (ii) are not available, the rate per annum equal to the offered quotation rate to first class banks in the London interbank market by the U.S. Administrative Agent for deposits (for delivery on the first day of the relevant period) in Dollars of amounts in immediately available funds comparable to the principal amount of the Eurodollar Loan for which the London Interbank Offered Rate is then being determined with maturities comparable to such period as of approximately 11:00 a.m. (London, England time) two Business Days prior to the first day of such Interest Period.

                  "Mandatory Canadian Borrowing" has the meaning set forth in
         Section 3.2(e).

                  "Mandatory U.S. Borrowing" has the meaning set forth in
         Section 2.2(e).

                  "Material Adverse Effect" means a material adverse effect on
         (a) the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Credit Parties taken as a whole, (b) the ability of a Credit Party to perform its obligations under this Credit Agreement or any of the other Credit Documents, or (c) the validity or enforceability of this Credit Agreement, any of the other Credit Documents, or the rights and remedies of the Lenders hereunder or thereunder taken as a whole.

                  "Material Foreign Subsidiary" means, as of any date of determination, any Subsidiary of the Parent that (a) is organized or formed outside of the United States and Canada and (b) owns assets greater than or equal to $7,000,000.

                  "Maturity Date" means June 29, 2004.

                  "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

                  "Multiemployer Plan" means a Plan covered by Title IV of ERISA which is a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA.

                  "Multiple Employer Plan" means a Plan covered by Title IV of ERISA, other than a Multiemployer Plan, which any Credit Party or any of its Subsidiaries or any ERISA Affiliate and at least one employer other than a Credit Party or any of its Subsidiaries or any ERISA Affiliate are contributing sponsors.

                  "Net Income" means, for any period, the net income after taxes for such period of the Credit Parties and their Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                  "Non-Excluded Taxes" has the meaning set forth in
         Section 4.13.

                  "Note" or "Notes" means the Revolving Notes and the Swingline Notes, individually or collectively, as appropriate.

                  "Notice of Borrowing" means a request by a Borrower for a Revolving Loan, in the form of Exhibit 2.1(b).

                  "Notice of Continuation/Conversion" means a request by (a) the U.S. Borrower to continue an existing Eurodollar Loan to a new Interest Period or to convert a Eurodollar Loan to a Base Rate Loan (other than a U.S. Swingline Loan) or a Base Rate Loan (other than a U.S. Swingline
         Loan) to a Eurodollar Loan or (b) the Canadian Borrower to continue an existing Bankers' Acceptance to a new maturity date or to convert a Bankers' Acceptance to a Canadian Revolving Loan (other than a Canadian Swingline Loan) or a Canadian Revolving Loan (other than a Canadian Swingline Loan) to a Bankers' Acceptance, in either case in the form of
         Exhibit 2.4.

                  "Parent" means WESCO International, Inc., a Delaware corporation, and any permitted successors and assigns.

                  "Participation Interest" means the Extension of Credit by a Lender by way of a purchase of a participation in Loans, Letters of Credit, LOC Obligations and/or BA Obligations as provided in any of
         Section 2.2, 2.3, 3.2, 3.3, 4.8 or 10.4(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

                  "Permitted Acquisition" means an Acquisition by a Credit Party or any Subsidiary of a Credit Party for consideration no greater than the fair market value of the Capital Stock or property acquired; provided that (a) the property acquired (or the property of the Person acquired) in such Acquisition constitutes Eligible Assets (or goodwill associated therewith), (b) the U.S. Administrative Agent shall have received all items in respect of the Capital Stock or property acquired in such Acquisition (and/or the seller thereof) required to be delivered by the terms of Section 8.10 and/or Section 8.13, (c) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (d) the U.S. Borrower shall have delivered to the U.S. Administrative Agent, prior to the closing of such Acquisition, a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition, the Credit Parties are in compliance with all of the covenants set forth in
         Section 8.2, and (e) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date.

                  "Permitted Investments" means Investments which are (a) cash or Cash Equivalents, (b) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (c) inventory, raw materials and general intangibles acquired in the ordinary course of business, (d) Investments by a Borrower in any Credit Party that guarantees such Borrower's obligations under the Credit Documents, (e) guaranties not to exceed, in the aggregate, $10,000,000 at any one time outstanding of loans from PNC Bank National Association or one of its Affiliates to senior managers of a Borrower, which loans finance such senior managers' participation in the Borrowers' stock purchase programs, (f) Investments by the U.S. Borrower or its Subsidiaries in the Canadian Borrower in an amount not to exceed, in the aggregate, $50,000,000 at any one time, (g) loans to directors, officers or employees in the ordinary course of business for reasonable business expenses, not to exceed, in the aggregate, $2,500,000 at any one time, (h) Investments in Capital Expenditures, (i) Permitted Acquisitions, (j) Investments in non-cash proceeds received as consideration for the sale of Fife and (k) other Investments (in addition to those set forth above) not to exceed, in the aggregate, $20,000,000 at any one time.

                  "Permitted Liens" means (a) Liens securing Credit Party Obligations, (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale, collection, levy or loss on account thereof), (c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen's, mechanics', warehousemen's, carrier's, landlords' and other nonconsensual statutory Liens which are not yet due and payable or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (d) pledges or deposits made in the ordinary course of business to secure payment of worker's compensation insurance, unemployment insurance, pensions or social security programs, (e) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money), (f) Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds, (g) easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes, (h) judgment Liens that would not constitute an Event of Default, (i) Liens in connection with Indebtedness permitted by Section 9.1(b) (to the extent the assets covered by such Liens are subject to Liens on the Closing Date as indicated on Schedule 1.1(c)), Section 9.1(f), Section 9.1(m), Section 9.1(o) or Section 9.1(p), (j) Liens arising by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution and (k) Liens existing on the date hereof and identified on Schedule 1.1(c); provided that (i) no such Lien shall extend to any property other than the property subject thereto on the Closing Date and (ii) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced.

                  "Permitted Receivables Financing" means any transaction entered into pursuant to and in accordance with the Receivables Sale Agreements, the Receivables Pooling Agreement and the Receivables Supplemental Pooling Agreement or any other financing by the Credit Parties of Receivables in any transaction or series of transactions that may be entered into by the Credit Parties pursuant to which (a) one or more Credit Parties sells, conveys or otherwise transfers to a Receivables Subsidiary and (b) such Receivables Subsidiary sells, conveys or otherwise transfers to any other Person or grants a security interest to any Person in, any Receivables (whether now existing or hereafter acquired) of a Credit Party, and any assets related thereto including all collateral securing such Receivables, all contracts and all Support Obligations or other obligations in respect of such Receivables, proceeds of such Receivables and other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Receivables, provided that (i) the Board of Directors of the U.S. Borrower shall have determined in good faith that such Permitted Receivables Financing is economically fair and reasonable to the Credit Parties and the applicable Receivables Subsidiary and (ii) all sales of Receivables and Related Property to such Receivables Subsidiary are made at fair market value (as determined in good faith by the U.S. Borrower).

                  "Permitted Subordinated Refinancing Debt" means Indebtedness of the U.S. Borrower that (a) is issued in exchange for all of, or the net proceeds of which are used to refinance, replace, defease or refund in whole and not in part, the Subordinated Debt; provided that (i) the principal amount of such Permitted Subordinated Refinancing Debt does not exceed the principal amount (or accreted value, if applicable) of the Subordinated Debt, so refinanced, replaced, defeased or refunded, plus the amount of premiums, prepayment penalties and other amounts required to be paid in connection therewith and the reasonable and customary fees and expenses incurred in connection therewith, (ii) no material terms applicable to such Permitted Subordinated Refinancing Debt (including the subordination provisions thereof) are materially less favorable to the U.S. Borrower or the Lenders than the terms that are applicable under the Subordinate Debt Indenture, prior to such refinancing, (iii) the timing and amounts of principal repayments (including any sinking fund therefor) on such Permitted Subordinated Refinancing Debt are no sooner and no greater, respectively, than the timing and amounts of principal repayments under the Subordinated Debt being refinanced, (iv) such Permitted Subordinated Refinancing Debt is unsecured and (v) such Permitted Subordinated Refinancing Debt accrues interest at a rate determined in good faith by the Board of Directors of the U.S. Borrower to be a market rate of interest for such Permitted Subordinated Refinancing Debt at the time of issuance thereof.

                  "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated), or any Governmental Authority.

                  "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which any Credit Party or any of its Subsidiaries or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

                  "Pledge Agreements" means the U.S. Pledge Agreement, the Canadian Pledge Agreement and any other pledge agreement executed and delivered by one or more of the Credit Parties in favor of the Collateral Agent, for the benefit of the Lenders, to secure its (or their) respective obligations under the Credit Documents, as amended, modified, extended, renewed or replaced from time to time.

                  "Pro Forma Basis" means, for purposes of calculating (utilizing the principles set forth in Section 1.3(b)) compliance with each of the financial covenants set forth in Section 8.2 in respect of a proposed Acquisition as referred to in clause (d) of the definition of "Permitted Acquisition" set forth in this Section 1.1, that such Acquisition shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such Acquisition with respect to which the U.S. Administrative Agent has received the financial statements and officer's certificate required to be delivered pursuant to Section 8.1(a) or (b), as applicable, and Section 8.1(c). In connection with any calculation of the financial covenants set forth in Section 8.2 and upon giving effect on a Pro Forma Basis to any Acquisition, (a) any Indebtedness incurred by any Credit Party in connection with such Acquisition (i) shall be deemed to have been incurred as of the first day of the applicable period and (ii) if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination,
         (b) income statement items (whether positive or negative) attributable to the Capital Stock or property acquired in such Acquisition shall be included to the extent relating to the relevant period and to the extent, and in the same manner, as such items are included for the Credit Parties and (c) Net Income after giving effect to such Acquisition shall be adjusted to add back identifiable and quantifiable expenses that would not have been incurred if such Acquisition was completed as of the first day of the relevant period.

                  "Pro Forma Compliance Certificate" means a certificate of the chief financial officer (or other officer acceptable to the U.S. Administrative Agent) of the U.S. Borrower delivered to the U.S. Administrative Agent in connection with any Acquisition as referred to in clause (d) of the definition of "Permitted Acquisition" set forth in this Section 1.1 and containing reasonably detailed calculations, upon giving effect to such Acquisition on a Pro Forma Basis, of each of the financial covenants set forth in Section 8.2 as of the most recent fiscal quarter end preceding the date of such Acquisition with respect to which the U.S. Administrative Agent shall have received the financial statements and officer's certificate required to be delivered pursuant to Section 8.1(a) or (b), as applicable, and Section 8.1(c); provided, however, that the calculations of such financial covenants in such certificate shall either (a) exclude positive income statement items and all adjustments that would otherwise be used in such calculations pursuant to clauses (b) and (c) of the definition of "Pro Forma Basis" or (b) shall include such positive income statement items and adjustments, but such adjustments shall be included only to the extent the U.S. Borrower has provided supporting detail acceptable to the U.S. Administrative Agent for any adjustments to Net Income that will be made in accordance with clause (c) of the definition of "Pro Forma Basis".

                  "Receivable" means the indebtedness and payment obligations of any Person to any Credit Party or acquired by any Credit Party (including obligations constituting an account or general intangible or evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security) arising from a sale of merchandise or the provision of services in the ordinary course of business by such Credit Party or the Person from which such indebtedness and payment obligation were acquired by any Credit Party, including (a) any right to payment for goods sold or for services rendered and (b) the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto.

                  "Receivables Pooling Agreement" means the Pooling Agreement dated as of June 5, 1998 among WESCO Receivables Corp., the U.S. Borrower, as servicer, and The Chase Manhattan Bank, as Funding Agent and as trustee, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof and any other supplement to the Receivables Pooling Agreement entered into in connection with a Permitted Receivables Financing.

                  "Receivables Sale Agreements" means, collectively, (a) the U.S. Receivables Sale Agreement dated as of June 5, 1998 among the U.S. Borrower and WESCO Equity Corporation, as Sellers, WESCO Receivables Corp. and the U.S. Borrower, in its capacity as servicer, and (b) the Canadian Receivables Sale Agreement dated as of June 5, 1998 among the Canadian Borrower, as Seller, WESCO Receivables Corp. and the U.S. Borrower, in its capacity as servicer.

                  "Receivables Subsidiary" means WESCO Receivables Corp., a Delaware corporation that is a wholly owned, bankruptcy-remote, special purpose subsidiary of the U.S. Borrower or any other wholly owned Subsidiary of the U.S. Borrower or the Canadian Borrower (a) that engages in no activities other than in connection with the financing of Receivables, all proceeds thereof and all rights (contractual or other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, (b) that is designated by the Board of Directors of the U.S. Borrower or the Canadian Borrower (as provided below) as a Receivables Subsidiary and
         (c) of which no portion of its Indebtedness or any other obligations (contingent or otherwise) (i) is guaranteed by the Credit Parties or any of their Subsidiaries (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Credit Parties or any of their Subsidiaries in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings. Upon any such designation, a financial officer of the U.S. Borrower or the Canadian Borrower, as applicable, shall deliver a certificate to the U.S. Administrative Agent certifying
         (a) the resolution of the Board of Directors of the U.S. Borrower or the Canadian Borrower, as applicable, giving effect to such designation, (b) that such designation complied with the foregoing conditions, (c) that after giving effect to such designation (including any Indebtedness permitted to exist in connection with such designation), the Credit Parties shall be in compliance, on a pro forma basis, with the covenants set forth in Section 8.2 and (d) immediately after giving effect to such designation no Default or Event of Default shall have occurred and be continuing.

                  "Receivables Supplemental Pooling Agreement" means the Series 1998-1 Supplement, dated as of June 5, 1998, to the Receivables Pooling Agreement, among WESCO Receivables Corp., the U.S. Borrower, as servicer, Park Avenue Receivables Corporation, certain banks or financial institutions party thereto, and The Chase Manhattan Bank, as Funding Agent and as trustee, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, and any other supplement to the Receivables Pooling Agreement entered into in connection with a Permitted Receivable Financing.

                  "Regulation D, O, T, U, or X" means Regulation D, O, T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Related Property" means, with respect to each Receivable:

                           (a) all of the interest of the applicable Credit
                  Party or its Subsidiary in the goods, if any, sold and delivered to an obligor relating to the sale which gave rise to such Receivable,

                           (b) all other security interest or Liens, and the
                  interest of the applicable Credit Party or its Subsidiary in the property subject thereto, from time to time purporting to secure payment of such Receivable, together with all financing statements signed by an obligor describing any collateral securing such Receivable and

                           (c) all guarantees, insurance, letters of credit and
                  other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable,

         in the case of clauses (b) and (c), whether pursuant to the contract related to such Receivable or otherwise or pursuant to any obligations evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security and the proceeds thereof.

                  "Reportable Event" means a "reportable event" as defined in
         Section 4043 of ERISA with respect to which the notice requirements to the PBGC have not been waived.

                  "Required Canadian Lenders" means Canadian Lenders whose aggregate Canadian Facility Credit Exposure (as hereinafter defined) constitutes more than 50% of the Canadian Facility Credit Exposure of all Canadian Lenders at such time; provided, however, that if any Canadian Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Canadian Lenders the aggregate principal amount of Canadian Facility Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "Canadian Facility Credit Exposure" as applied to each Canadian Lender shall mean (a) at any time prior to the termination of the Commitments, the Canadian Revolving Loan Commitment Percentage of such Lender multiplied by the Canadian Revolving Committed Amount and (b) at any time after the termination of the Commitments, the sum of (i) the principal balance of the outstanding Canadian Revolving Loans of such Lender plus (ii) the Face Amount of all Bankers' Acceptances created by such Lender plus (iii) such Lender's Participation Interests in the face amount of the outstanding Canadian Letters of Credit and Canadian Swingline Loans.

                  "Required Lenders" means Lenders whose aggregate Credit Exposure (as hereinafter defined) constitutes more than 50% of the Credit Exposure of all Lenders at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders the aggregate principal amount of Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "Credit Exposure" as applied to each Lender shall mean (a) at any time prior to the termination of the Commitments, the sum of (i) the U.S. Revolving Loan Commitment Percentage of such Lender multiplied by the U.S. Revolving Committed Amount plus (ii) the Canadian Revolving Loan Commitment Percentage of such Lender multiplied by the Canadian Revolving Committed Amount and (b) at any time after the termination of the Commitments, the sum of (i) the principal balance of the outstanding Loans of such Lender plus (ii) the Face Amount of all Bankers' Acceptances created by such Lender plus (iii) such Lender's Participation Interests in the face amount of the outstanding Letters of Credit and Swingline Loans. In determining each Lender's Credit Exposure as set forth above, amounts denominated in Canadian Dollars shall be converted into U.S. Dollars based on an exchange rate determined by the U.S. Administrative Agent in accordance with its normal practices.

                  "Required U.S. Lenders" means U.S. Lenders whose aggregate U.S. Facility Credit Exposure (as hereinafter defined) constitutes more than 50% of the U.S. Facility Credit Exposure of all U.S. Lenders at such time; provided, however, that if any U.S. Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required U.S. Lenders the aggregate principal amount of U.S. Facility Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "U.S. Facility Credit Exposure" as applied to each U.S. Lender shall mean (a) at any time prior to the termination of the Commitments, the U.S. Revolving Loan Commitment Percentage of such Lender multiplied by the U.S. Revolving Committed Amount and (b) at any time after the termination of the Commitments, the sum of (i) the principal balance of the outstanding U.S. Revolving Loans of such Lender plus (ii) such Lender's Participation Interests in the face amount of the outstanding U.S. Letters of Credit and U.S. Swingline Loans.

                  "Requirement of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or final, non-appealable determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material property is subject.

                  "Revolving Loans" means, collectively, the U.S. Revolving Loans and the Canadian Revolving Loans.

                  "Revolving Note" or "Revolving Notes" means, collectively, the Canadian Revolving Notes and the U.S. Revolving Notes.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. or any successor or assignee of the business of such division in the business of rating securities.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Security Agreements" means the U.S. Security Agreement, the Canadian Security Agreement and any other security agreement executed and delivered by one or more of the Credit Parties in favor of the Collateral Agent for the benefit of the Lenders to secure its (or their) respective obligations under the Credit Documents, as amended, modified, extended, renewed, restated or replaced from time to time.

                  "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "Solvent" means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by a Credit Party that the U.S. Borrower has determined in good faith to be customary in receivables financing transactions similar to the Permitted Receivables Financings, including those representations, warranties, covenants and indemnities relating to the servicing of assets of a Receivables Subsidiary.

                  "Subordinated Debt" means the Indebtedness evidenced by the 9 1/8% Senior Subordinated Notes of the U.S. Borrower due 2008 issued on June 5, 1998.

                  "Subordinated Debt Indenture" means the indenture entered into by the U.S. Borrower in connection with the issuance of the Subordinated Debt, together with all instruments and other agreements entered into by the U.S. Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with
         Section 9.13.

                  "Subsidiary" means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture, limited liability company or other entity in which such person directly or indirectly through Subsidiaries has more than a 50% equity interest at any time.

                  "Support Obligations" means, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof. The amount of any Support Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Support Obligation is made.

                  "Swingline Loan Request" means a request by a Borrower for a Swingline Loan in substantially the form of Exhibit 2.3(b).

                  "Swingline Loans" means, collectively, the U.S. Swingline Loans and the Canadian Swingline Loans.

                  "Termination Event" means (a) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (b) the withdrawal of any Credit Party or any of its Subsidiaries or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan;
         (c) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA;
         (d) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (e) any event or condition which might reasonably constitute grounds under
         Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (f) the complete or partial withdrawal of any Credit Party or any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan; or (g) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to
         Section 307 of ERISA.

                  "Total Facility Commitment Percentage" means, for each Lender, the percentage identified as its Total Facility Commitment Percentage on Schedule 1.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 12.3.

                  "Total Facility Guarantors" means each of (a) the Parent, (b) the Subsidiaries of the Parent identified as Total Facility Guarantors on the signature pages hereto and (c) each hereafter acquired or organized Subsidiary of the Parent that becomes an Additional Credit Party and Total Facility Guarantor hereunder by execution of a Joinder Agreement or otherwise, in each case together with their successors and assigns.

                  "Total Senior Debt" means all Indebtedness of the Credit Parties and their Subsidiaries other than the Subordinated Debt.

                  "U.S. Administrative Agent" means Bank of America or any successor agent appointed pursuant to Section 11.9.

                  "U.S. Borrower" means WESCO Distribution, Inc., a Delaware Corporation, and any permitted successors and assigns.

                  "U.S. Credit Parties" means those Credit Parties domiciled in the United States.

                  "U.S. Issuing Lender" means (a) Bank of America or, with the consent of (i) the Borrowers, (ii) the U.S. Administrative Agent and
         (iii) the Required U.S. Lenders, any other U.S. Lender or (b) with respect to any Existing U.S. Letter of Credit, The Chase Manhattan Bank.

                  "U.S. Lender" means any of the Persons identified as a "U.S. Lender" on Schedule 1.1(a), and any Eligible Assignee which may become a U.S. Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

                  "U.S. Letter of Credit" means a Letter of Credit issued for the account of the U.S. Borrower by the U.S. Issuing Lender pursuant to
         Section 2.2(a) or any Existing U.S. Letter of Credit, as such Letter of Credit may be amended, modified, extended, renewed or replaced.

                  "U.S. LOC Commitment" means the commitment of the U.S. Issuing Lender to issue U.S. Letters of Credit for the account of the U.S. Borrower in an aggregate face amount at any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the U.S. LOC Committed Amount.

                  "U.S. LOC Committed Amount" has the meaning assigned to such term in Section 2.2(a).

                  "U.S. LOC Obligations" means, at any time, the sum of (a) the maximum amount which is, or at any time thereafter may become, available to be drawn under U.S. Letters of Credit (including the Existing U.S. Letters of Credit) then outstanding, assuming compliance with all requirements for drawings referred to in such U.S. Letters of Credit plus (b) the aggregate amount of all drawings under U.S. Letters of Credit honored by the U.S. Issuing Lender but not theretofore reimbursed.

                  "U.S. LOC Subfacility" means the Letter of Credit subfacility established pursuant to Section 2.2.

                  "U.S. Pledge Agreement" means that certain Pledge Agreement, dated as of the Closing Date, executed and delivered by the U.S. Credit Parties in favor of the Collateral Agent, for the benefit of the Lenders, to secure their respective obligations under the Credit Documents, as amended, modified, extended, renewed or replaced from time to time.

                  "U.S. Reference Rate" means the per annum rate of interest established from time to time by the U.S. Administrative Agent as its reference rate in effect at its principal office in San Francisco, California or Charlotte, North Carolina, as applicable (or such other principal office of the U.S. Administrative Agent as communicated in writing to the U.S. Borrower and the U.S. Lenders). Any change in the interest rate resulting from a change in the U.S. Reference Rate shall become effective as of 12:01 a.m. of the Business Day on which each change in the U.S. Reference Rate is announced by the U.S. Administrative Agent. The U.S. Reference Rate is a reference rate used by the U.S. Administrative Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor.

                  "U.S. Revolving Committed Amount" means THREE HUNDRED SIXTY-FIVE MILLION DOLLARS ($365,000,000) or such lesser amount as the U.S. Revolving Committed Amount may be reduced pursuant to Section 2.1(d) or increased in accordance with Section 2.1(e).

                  "U.S. Revolving Loan Commitment" means, with respect to each U.S. Lender, the commitment of such U.S. Lender to make its portion of the U.S. Revolving Loans in a principal amount equal to such U.S. Lender's U.S. Revolving Loan Commitment Percentage of the U.S. Revolving Committed Amount.

                  "U.S. Revolving Loan Commitment Percentage" means, for each U.S. Lender, the percentage identified as its U.S. Revolving Loan Commitment Percentage on Schedule 1.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 12.3.

                  "U.S. Revolving Loans" means the revolving loans made by the U.S. Lenders to the U.S. Borrower pursuant to Section 2.1.

                  "U.S. Revolving Note" or "U.S. Revolving Notes" means the promissory notes of the U.S. Borrower in favor of each of the U.S. Lenders evidencing the U.S. Revolving Loans provided pursuant to
         Section 2.1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and as evidenced in the form of
         Exhibit 2.1(f).

                  "U.S. Security Agreement" means that certain Security Agreement, dated as of the Closing Date, executed and delivered by the U.S. Credit Parties in favor of the Collateral Agent, for the benefit of the Lenders, to secure their respective obligations under the Credit Documents, as amended, modified, extended, renewed or replaced from time to time.

                  "U.S. Standby Letters of Credit" has the meaning set forth in
         Section 2.2(a).

                  "U.S. Standby Letter of Credit Outstanding Amount" means, for any period, the quotient resulting from dividing (a) the sum for each day during such period of the aggregate maximum amount available to be drawn under all U.S. Standby Letters of Credit by (b) the total number of days in such period.

                  "U.S. Swingline Committed Amount" means TWENTY MILLION DOLLARS ($20,000,000).

                  "U.S. Swingline Lender" means Bank of America or, with the consent of (i) the Borrowers, (ii) the U.S. Administrative Agent and
         (iii) the Required U.S. Lenders, any other U.S. Lender.

                  "U.S. Swingline Loan Commitment" means, with respect to the U.S. Swingline Lender, the commitment of the U.S. Swingline Lender to make U.S. Swingline Loans available to the U.S. Borrower in the principal amount of up to the U.S. Swingline Committed Amount.

                  "U.S. Swingline Loans" means to loans made by the U.S. Swingline Lender pursuant to Section 2.3.

                  "U.S. Swingline Note" means the promissory note of the U.S. Borrower in favor of the U.S. Swingline Lender evidencing the U.S. Swingline Loans provided pursuant to Section 2.3, as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time in and as evidenced by the form of Exhibit 2.3(d).

                  "U.S. Trade Letter of Credit" has the meaning set forth in
         Section 2.2(a).

                  "U.S. Trade Letter of Credit Outstanding Amount" means, for any period, the quotient resulting from dividing (a) the sum for each day during such period of the aggregate maximum amount available to be drawn under all U.S. Trade Letters of Credit by (b) the total number of days in such period.

                  "U.S. Unused Revolving Commitment" means, for any period, the amount by which (a) the then applicable U.S. Revolving Committed Amount exceeds (b) the quotient resulting from dividing (i) the sum for each day during such period of the outstanding aggregate principal amount of all U.S. Revolving Loans plus U.S. LOC Obligations by (ii) the total number of days in such period.

                  "Voting Stock" of a corporation means all classes of the Capital Stock of such corporation then outstanding and normally entitled to vote in the election of directors.

                  "Working Capital" means, at any time, with respect to the Credit Parties and their Subsidiaries on a consolidated basis, the sum of (a) inventory plus (b) Receivables, in each case as determined in accordance with GAAP.

                  "Year 2000 Problem" means any risk (a) that any computer hardware, software or other equipment used by a Credit Party or any of its Subsidiaries (or by any suppliers, vendors or customers that is material to the business of such Credit Party or Subsidiary) will not function as effectively and reliably on and after January 1, 2000 as it does prior to January 1, 2000 or (b) that any computer applications used by a Credit Party or any of its Subsidiaries may not be able to recognize and properly perform date-sensitive functions after December 31, 1999, to the extent any such risk specified in items (a) or (b) above could cause or could be reasonably expected to cause a Material Adverse Effect.

         1.2      COMPUTATION OF TIME PERIODS AND OTHER DEFINITIONAL PROVISIONS.

         For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding." References in this Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided.

         1.3      ACCOUNTING TERMS.

         (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 8.1 (or, prior to the delivery of the first financial statements pursuant to Section 8.1, consistent with the financial statements described in Section 6.1(d)); provided, however, if (i) the U.S. Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (ii) the U.S. Administrative Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with GAAP as in effect as of the date of the most recent financial statements delivered by the U.S. Borrower to the Lenders to which no such objection shall have been made.

         (b) Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of (i) all calculations made under the financial covenants set forth in Section 8.2 (including the definitions used therein), (ii) calculating the Leverage Ratio in connection with the definition of "Applicable Percentage" set forth in Section 1.1 and (iii) the definition of "Pro Forma Basis" set forth in Section 1.1, income statement items (whether positive or negative) attributable to any Person or property acquired in any Acquisition contemplated by the definition of "Permitted Acquisition" set forth in Section
1.1 shall, to the extent not otherwise included in such income statement items for the Credit Parties in accordance with GAAP or in accordance with any defined terms set forth in Section 1.1, be included to the extent relating to any period applicable in such calculations and to the extent and in the same manner as such items are included for the Credit Parties.

         1.4      TIME.

         All references to time herein shall be references to Eastern Standard time or Eastern Daylight time, as the case may be, unless specified otherwise.


                                    SECTION 2

                             U.S. CREDIT FACILITIES

         2.1      U.S. REVOLVING LOANS.

                  (a) U.S. Revolving Loan Commitment. Subject to the terms and conditions set forth herein, each U.S. Lender severally agrees to make revolving loans (each a "U.S. Revolving Loan" and collectively the "U.S. Revolving Loans") to the U.S. Borrower, in Dollars, at any time and from time to time, during the period from and including the Effective Date to but not including the Maturity Date (or such earlier date on which the U.S. Revolving Committed Amount has been terminated as provided herein); provided, however, that (i) the sum of the aggregate amount of U.S. Revolving Loans outstanding plus the aggregate amount of U.S. LOC Obligations outstanding plus the aggregate amount of U.S. Swingline Loans outstanding shall not exceed the U.S. Revolving Committed Amount and (ii) with respect to each individual U.S. Lender (other than the U.S. Swingline Lender in its capacity as such), such Lender's pro rata share of outstanding U.S. Revolving Loans plus such Lender's pro rata share of outstanding U.S. LOC Obligations plus such Lender's pro rata share of outstanding U.S. Swingline Loans shall not exceed such Lender's U.S. Revolving Loan Commitment. Subject to the terms of this Credit Agreement (including Section 6.2), the U.S. Borrower may borrow, repay and reborrow U.S. Revolving Loans.

                  (b) Method of Borrowing for U.S. Revolving Loans. By no later than 11:00 a.m. (i) on the date of the requested borrowing of U.S. Revolving Loans that will be Base Rate Loans or (ii) three Business Days prior to the date of the requested borrowing of U.S. Revolving Loans that will be Eurodollar Loans, the U.S. Borrower shall telephone the U.S. Administrative Agent with the information described below as well as submit a written Notice of Borrowing in the form of Exhibit 2.1(b) (which may be submitted via telecopy) to the U.S. Administrative Agent setting forth (A) the amount requested, (B) whether such U.S. Revolving Loans shall accrue interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate, (C) with respect to U.S. Revolving Loans that will be Eurodollar Loans, the Interest Period applicable thereto and
         (D) a certification that the U.S. Borrower has complied in all respects with Section 6.2. All U.S. Revolving Loans made on the Effective Date shall be Base Rate Loans. Thereafter, all or any portion of such U.S. Revolving Loans may be converted into Eurodollar Loans in accordance with the terms of Section 2.4.

                  (c) Funding of U.S. Revolving Loans. Upon receipt of a Notice of Borrowing, the U.S. Administrative Agent shall promptly inform the U.S. Lenders as to the terms thereof. Each U.S. Lender shall make its U.S. Revolving Loan Commitment Percentage of the requested U.S. Revolving Loans available to the U.S. Administrative Agent by 1:00 p.m. on the date specified in the Notice of Borrowing by deposit, in Dollars, of immediately available funds at the offices of the U.S. Administrative Agent at its principal office in San Francisco, California or at such other address as the U.S. Administrative Agent may designate in writing. The amount of the requested U.S. Revolving Loans will then be made available to the U.S. Borrower by the U.S. Administrative Agent by crediting the account of the U.S. Borrower on the books of such office of the U.S. Administrative Agent, to the extent the amount of such U.S. Revolving Loans are made available to the U.S. Administrative Agent.

                  No U.S. Lender shall be responsible for the failure or delay by any other U.S. Lender in its obligation to make U.S. Revolving Loans hereunder; provided, however, that the failure of any U.S. Lender to fulfill its obligations hereunder shall not relieve any other U.S. Lender of its obligations hereunder. Unless the U.S. Administrative Agent shall have been notified by any U.S. Lender prior to the date of any such U.S. Revolving Loan that such U.S. Lender does not intend to make available to the U.S. Administrative Agent its portion of the U.S. Revolving Loans to be made on such date, the U.S. Administrative Agent may assume that such U.S. Lender has made such amount available to the U.S. Administrative Agent on the date of such U.S. Revolving Loans, and the U.S. Administrative Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the U.S. Borrower a corresponding amount. If such corresponding amount is not in fact made available to the U.S. Administrative Agent, the U.S. Administrative Agent shall be able to recover such corresponding amount from such U.S. Lender. If such U.S. Lender does not pay such corresponding amount forthwith upon the U.S. Administrative Agent's demand therefor, the U.S. Administrative Agent will promptly notify the U.S. Borrower, and the U.S. Borrower shall immediately pay such corresponding amount to the U.S. Administrative Agent. The U.S. Administrative Agent shall also be entitled to recover from the U.S. Lender or the U.S. Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the U.S. Administrative Agent to the U.S. Borrower to the date such corresponding amount is recovered by the U.S. Administrative Agent at a per annum rate equal to
         (i) from the U.S. Borrower at the applicable rate for such U.S. Revolving Loan pursuant to the Notice of Borrowing and (ii) from a U.S. Lender at the Federal Funds Rate.

                  (d) Reductions of U.S. Revolving Committed Amount. Upon at least three Business Days' advance written notice, the U.S. Borrower shall have the right to permanently reduce, without premium or penalty (other than as may be required pursuant to Section 4.14), all or part of the aggregate unused amount of the U.S. Revolving Committed Amount at any time or from time to time; provided that (i) each partial reduction shall be in an aggregate amount at least equal to $5,000,000 and in integral multiples of $500,000 above such amount and (ii) no reduction shall be made which would reduce the U.S. Revolving Committed Amount to an amount less than the aggregate amount of outstanding U.S. Revolving Loans plus the aggregate amount of outstanding U.S. LOC Obligations plus the aggregate amount of U.S. Swingline Loans outstanding. Subject to Section 2.1(e), any reduction in the U.S. Revolving Committed Amount shall be permanent and may not be reinstated. The U.S. Administrative Agent shall immediately notify the U.S. Lenders of any reduction in the U.S. Revolving Committed Amount.

                  (e) Increases of U.S. Revolving Committed Amount. Subject to the terms and conditions set forth herein, upon 30 days' advance written notice to the U.S. Administrative Agent, the U.S. Borrower shall have the right, at any time and from time to time from the Effective Date until the Maturity Date (but no more than once a year, with each year for purposes hereof being deemed to begin on the Closing Date or an anniversary thereof), to increase the then existing U.S. Revolving Committed Amount by an amount of up to FIFTY MILLION DOLLARS ($50,000,000) in the aggregate for all such increases; provided that
         (i) the U.S. Revolving Committed Amount may not exceed FOUR HUNDRED FIFTEEN MILLION DOLLARS ($415,000,000), (ii) any such increase shall be in a minimum principal amount of $10,000,000 and an integral multiple of $5,000,000 in excess thereof, (iii) if any U.S. Revolving Loans are outstanding at the time of any such increase, the U.S. Borrower shall make such payments and adjustments on such U.S. Revolving Loans (including payment of any break-funding amount owing under Section 4.14) as are necessary to give effect to the revised U.S. Revolving Loan Commitment Percentages and U.S. Revolving Loan Commitments of the U.S. Lenders and (iv) the conditions to an Extension of Credit in Sections 6.2 shall be satisfied before and after giving effect to any such increase. An increase in the U.S. Revolving Committed Amount hereunder shall be subject to satisfaction of the following: (A) the amount of such increase shall be offered first to the existing U.S. Lenders, (B) each existing U.S. Lender shall have the right, but not the obligation, to commit to all or a portion of the proposed increase to the U.S. Revolving Committed Amount, (C) in the event the additional U.S. Revolving Loan Commitments which such existing U.S. Lenders are willing to take shall exceed the amount requested by the U.S. Borrower, then additional U.S. Revolving Loan Commitments which in the aggregate equal such requested increase shall be allocated at the discretion of the U.S. Administrative Agent in consultation with the U.S. Borrower and (D) if the amount of the increase in the U.S. Revolving Committed Amount requested by the U.S. Borrower shall exceed the additional U.S. Revolving Loan Commitments which the existing U.S. Lenders are willing to take, then the U.S. Borrower may invite other Eligible Assignees to join this Credit Agreement as U.S. Lenders hereunder for the portion of such increase not taken by such existing U.S. Lenders, provided that
         (i) the minimum U.S. Revolving Loan Commitment of each such institution equals or exceeds the smallest U.S. Revolving Loan Commitment of an existing U.S. Lender prior to the increase to the U.S. Revolving Committed Amount and (ii) such institutions shall enter into such joinder agreements to give effect thereto as the U.S. Administrative Agent and/or the U.S. Borrower may reasonably request, and the U.S. Borrower shall execute such new Notes as appropriate. In connection with any increase in, or new, U.S. Revolving Loan Commitments pursuant to this Section, Schedule 1.1(a) hereto shall be revised to reflect the modified U.S. Revolving Loan Commitment Percentages and U.S. Revolving Loan Commitments of the U.S. Lenders.

                  (f) Repayment; U.S. Revolving Notes. The U.S. Borrower hereby promises to repay in full the principal amount of all U.S. Revolving Loans on the Maturity Date. Upon the request of any U.S. Lender made through the U.S. Administrative Agent, the U.S. Revolving Loans made by each U.S. Lender shall be evidenced by, in addition to the loan accounts referenced in Section 4.15, a duly executed promissory note of the U.S. Borrower to such U.S. Lender in an original principal amount equal to such U.S. Lender's U.S. Revolving Loan Commitment Percentage of the U.S. Revolving Committed Amount and in substantially the form of Exhibit 2.1(f).

         2.2      U.S. LETTER OF CREDIT SUBFACILITY.

                  (a) Issuance. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the U.S. Issuing Lender may reasonably require (so long as such terms and conditions do not impose any financial obligation on or require any Lien (not otherwise contemplated by this Credit Agreement) to be given by any Credit Party or conflict with any obligation of, or detract from any action which may be taken by, any Credit Party under this Credit Agreement), the U.S. Issuing Lender shall from time to time upon request issue (from the Effective Date to the Maturity Date and in a form reasonably acceptable to the U.S. Issuing Lender), in Dollars, and the U.S. Lenders shall participate in, letters of credit ("U.S. Letters of Credit") for the account of the U.S. Borrower or any of its Subsidiaries; provided, however, that (i) the aggregate amount of U.S. LOC Obligations shall not at any time exceed FIFTY MILLION DOLLARS ($50,000,000) (the "U.S. LOC Committed Amount"), (ii) the sum of the aggregate amount of U.S. LOC Obligations outstanding plus U.S. Revolving Loans outstanding plus U.S. Swingline Loans outstanding shall not exceed the U.S. Revolving Committed Amount and (iii) with respect to each individual U.S. Lender (other than the U.S. Swingline Lender in its capacity as such), such Lender's pro rata share of outstanding U.S. Revolving Loans plus its pro rata share of outstanding U.S. LOC Obligations plus its pro rata share of U.S. Swingline Loans outstanding shall not exceed such Lender's U.S. Revolving Loan Commitment. The U.S. Issuing Lender may require the issuance and expiry date of each U.S. Letter of Credit to be a Business Day. Each U.S. Letter of Credit shall be either (A) a standby letter of credit issued to support the obligations (including pension or insurance obligations), contingent or otherwise, of the U.S. Borrower for itself or on behalf of one of its Subsidiaries (the "U.S. Standby Letters of Credit") or (B) a commercial letter of credit in respect of the purchase of goods or services by the U.S. Borrower for itself or on behalf of one of its Subsidiaries in the ordinary course of business (the "U.S. Trade Letters of Credit"). Except as otherwise expressly agreed upon by all the U.S. Lenders, no U.S. Letter of Credit shall have an original expiry date more than one year from the date of issuance, or as extended, shall have an expiry date extending beyond the Maturity Date. Each U.S. Letter of Credit shall comply with the related LOC Documents.

                  (b) Notice and Reports. The request for the issuance of a U.S. Letter of Credit shall be submitted to the U.S. Issuing Lender at least three Business Days prior to the requested date of issuance (or such shorter period as may be reasonably acceptable to the U.S. Issuing Lender) and shall be accompanied by a certification that the U.S. Borrower has complied in all respects with Section 6.2. The U.S. Issuing Lender will provide to the U.S. Administrative Agent prompt notice of U.S. Letters of Credit which are issued within three (3) Business Days, and including in such notice, among other things, the account party, the beneficiary, the face amount, and the expiry date. The U.S. Issuing Lender will further provide to the U.S. Administrative Agent, promptly upon request, copies of the U.S. Letters of Credit and the other LOC Documents.

                  (c)      Participations.

                           (i) Each U.S. Lender acknowledges and confirms that
                  it has a Participation Interest in the liability of the U.S. Issuing Lender under each Existing U.S. Letter of Credit in an amount equal to its U.S. Revolving Loan Commitment Percentage of such Existing U.S. Letter of Credit. The U.S. Borrower's reimbursement obligations in respect of each Existing U.S. Letter of Credit, and each U.S. Lender's obligations in connection therewith, shall be governed by the terms of this Credit Agreement.

                           (ii) Each U.S. Lender, upon issuance of a U.S. Letter
                  of Credit (or upon the Effective Date in the case of an Existing U.S. Letter of Credit), shall be deemed to have purchased without recourse a risk participation from the U.S. Issuing Lender in such Letter of Credit and each LOC Document related thereto and the rights and obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its U.S. Revolving Loan Commitment Percentage of the obligations under such Letter of Credit, and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the U.S. Issuing Lender therefor and discharge when due, its U.S. Revolving Loan Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each U.S. Lender's participation in any U.S. Letter of Credit, to the extent that the U.S. Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such U.S. Lender shall pay to the U.S. Administrative Agent its U.S. Revolving Loan Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the U.S. Administrative Agent of an unreimbursed drawing pursuant to the provisions of subsection (d) or (e) hereof. The obligation of each U.S. Lender to so reimburse the U.S. Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the U.S. Borrower or any other Credit Party to reimburse the U.S. Issuing Lender under any U.S. Letter of Credit, together with interest as hereinafter provided.

                  (d) Reimbursement. In the event of any drawing under any U.S. Letter of Credit, the U.S. Issuing Lender will promptly notify the U.S. Borrower. Unless the U.S. Borrower shall immediately notify the U.S. Issuing Lender of its intent to otherwise reimburse the U.S. Issuing Lender, including through a U.S. Swingline Loan to the extent a U.S. Swingline Loan in such amount is available (including the ability of the U.S. Borrower to meet the conditions of Section 6.2), then the U.S. Borrower shall be deemed to have requested a U.S. Revolving Loan at the Adjusted Base Rate in the amount of the drawing, the proceeds of which will be used to satisfy the reimbursement obligations. The U.S. Borrower shall reimburse the U.S. Issuing Lender on the day of drawing under any U.S. Letter of Credit either with the proceeds of such U.S. Swingline Loan or U.S. Revolving Loan obtained hereunder or otherwise in same day funds as provided herein or in the LOC Documents. If the U.S. Borrower shall fail to reimburse the U.S. Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Adjusted Base Rate plus 200 basis points. The U.S. Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of (but without waiver of) any rights of set-off, counterclaim or defense to payment the applicable account party or the U.S. Borrower may claim or have against the U.S. Issuing Lender, an Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including, without limitation, any defense based on any failure of the applicable account party, the U.S. Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The U.S. Issuing Lender will promptly notify the U.S. Administrative Agent who will promptly notify the U.S. Lenders of the amount of any unreimbursed drawing and each U.S. Lender shall promptly pay to the U.S. Administrative Agent for further credit to the U.S. Issuing Lender, in Dollars and in immediately available funds, the amount of such Lender's U.S. Revolving Loan Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the U.S. Administrative Agent if such notice is received at or before 12:00 Noon; otherwise, such payment shall be made at or before 12:00 Noon on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the U.S. Administrative Agent for the benefit of the U.S. Issuing Lender in full upon such request, such Lender shall, on demand, pay to the U.S. Administrative Agent for the benefit of the U.S. Issuing Lender interest on the unpaid amount during the period from the date the Lender received the notice regarding the unreimbursed drawing until such Lender pays such amount to the U.S. Issuing Lender in full at a rate per annum equal to, if paid within two Business Days of the date of drawing, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each U.S. Lender's obligation to make such payment to the U.S. Administrative Agent for the benefit of the U.S. Issuing Lender, and the right of the U.S. Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a U.S. Lender to the U.S. Administrative Agent for the benefit of the U.S. Issuing Lender, such U.S. Lender shall, automatically and without any further action on the part of the U.S. Issuing Lender or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the U.S. Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the U.S. Borrower and the other Credit Parties with respect thereto.

                  (e) Repayment with Revolving Loans. On any day on which the U.S. Borrower shall have requested, or been deemed to have requested, a U.S. Revolving Loan borrowing to reimburse a drawing under a U.S. Letter of Credit (as set forth in clause (d) above), the U.S. Administrative Agent shall give notice to the U.S. Lenders that a U.S. Revolving Loan has been requested or deemed requested in connection with a drawing under a U.S. Letter of Credit, in which case a U.S. Revolving Loan borrowing comprised solely of Base Rate Loans (each such borrowing, a "Mandatory U.S. Borrowing") shall be immediately made from all U.S. Lenders (without giving effect to any termination of the Commitments pursuant to Section 10.2) pro rata based on each U.S. Lender's respective U.S. Revolving

         Loan Commitment Percentage and the proceeds thereof shall be paid directly to the U.S. Issuing Lender for application to the respective U.S. LOC Obligations. Each U.S. Lender hereby irrevocably agrees to make such U.S. Revolving Loans immediately upon any such request or deemed request on account of each such Mandatory U.S. Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of Mandatory U.S. Borrowing may not comply with the minimum amount for borrowings of U.S. Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 6.2 are then satisfied, (iii) whether a Default or Event of Default then exists, (iv) failure of any such request or deemed request for U.S. Revolving Loans to be made by the time otherwise required hereunder, (v) the date of such Mandatory U.S. Borrowing, or (vi) any reduction in the U.S. Revolving Committed Amount or any termination of the Commitments. In the event that any Mandatory U.S. Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the U.S. Borrower or any other Credit Party), then each U.S. Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory U.S. Borrowing would otherwise have occurred, but adjusted for any payments received from the U.S. Borrower on or after such date and prior to such purchase) its Participation Interest in the outstanding U.S. LOC Obligations; provided, further, that in the event any U.S. Lender shall fail to fund its Participation Interest on the day the Mandatory U.S. Borrowing would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable to the U.S. Issuing Lender upon demand, at the rate equal to, if paid within two Business Days of such date, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

                  (f) Modification and Extension. The issuance of any supplement, modification, amendment, renewal, or extensions to any U.S. Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new U.S. Letter of Credit hereunder.

                  (g) Uniform Customs and Practices. The U.S. Issuing Lender may have the U.S. Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (Publication No. 500 or the most recent publication, the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

                  (h) Responsibility of U.S. Issuing Lender. It is expressly understood and agreed as between the U.S. Lenders that the obligations of the U.S. Issuing Lender hereunder to the U.S. Lenders are only those expressly set forth in this Credit Agreement and that the U.S. Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 6.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section
         2.2 shall be deemed to prejudice the right of any U.S. Lender to recover from the U.S. Issuing Lender any amounts made available by such Lender to the U.S. Issuing Lender pursuant to this Section 2.2 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a U.S. Letter of Credit constituted gross negligence or willful misconduct on the part of the U.S. Issuing Lender.

                  (i) Conflict with LOC Documents. In the event of any conflict between this Credit Agreement and any LOC Document (other than a Letter of Credit itself to the extent the UCP or the Uniform Commercial Code requires such Letter of Credit to govern), this Credit Agreement shall govern.

                  (j)      Indemnification of U.S. Issuing Lender.

                           (i) In addition to its other obligations under this
                  Credit Agreement, the U.S. Credit Parties hereby agree to protect, indemnify, pay and save the U.S. Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the U.S. Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any U.S. Letter of Credit or
                  (B) the failure of the U.S. Issuing Lender to honor a drawing under a U.S. Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions, herein called "Government Acts").

                           (ii) As between the U.S. Credit Parties and the U.S.
                  Issuing Lender, the U.S. Credit Parties shall assume all risks of the acts, omissions or misuse of any U.S. Letter of Credit by the beneficiary thereof. The U.S. Issuing Lender shall not be responsible for (except in the case of (A), (B) and (C) below if the U.S. Issuing Lender has actual knowledge to the contrary): (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of or the presentation for payment and honoring of any U.S. Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any U.S. Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a U.S. Letter of Credit to comply fully with conditions (other than those explicitly set forth in the applicable Letter of Credit) required in order to draw upon a U.S. Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, courier, cable, telegraph, telex, telecopy or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a U.S. Letter of Credit or of the proceeds thereof; and (G) any consequences arising from causes beyond the control of the U.S. Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the U.S. Issuing Lender's rights or powers hereunder.

                           (iii) In furtherance and extension and not in
                  limitation of the specific provisions hereinabove set forth, any action taken or omitted by the U.S. Issuing Lender, under or in connection with any U.S. Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the U.S. Issuing Lender under any resulting liability to any U.S. Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the U.S. Issuing Lender against any and all risks involved in the issuance of the U.S. Letters of Credit, all of which risks are hereby assumed by the U.S. Credit Parties, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future Government Acts. The U.S. Issuing Lender shall not, in any way, be liable for any failure by the U.S. Issuing Lender or anyone else to pay any drawing under any U.S. Letter of Credit as a result of any Government Acts or any other cause beyond the control of the U.S. Issuing Lender.

                           (iv) Nothing in this subsection (j) is intended to
                  limit the reimbursement obligation of the U.S. Borrower contained in this Section 2.2. The obligations of the U.S. Credit Parties under this subsection (j) shall survive the termination of this Credit Agreement. No act or omission of any current or prior beneficiary of a U.S. Letter of Credit shall in any way affect or impair the rights of the U.S. Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

                           (v) Notwithstanding anything to the contrary
                  contained in this subsection (j), the U.S. Credit Parties shall have no obligation to indemnify the U.S. Issuing Lender in respect of any liability incurred by the U.S. Issuing Lender arising solely out of the gross negligence or willful misconduct of the U.S. Issuing Lender, as determined by a court of competent jurisdiction. Nothing in this Credit Agreement shall relieve the U.S. Issuing Lender of any liability to the U.S. Credit Parties in respect of any action taken by the U.S. Issuing Lender which action constitutes gross negligence or willful misconduct of the U.S. Issuing Lender or a violation of the UCP or Uniform Commercial Code (as applicable), as determined by a court of competent jurisdiction.

                  (k) Designation of other Credit Parties as Account Parties. Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.2(a) hereof, a U.S. Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of the U.S. Borrower; provided that notwithstanding such statement, the U.S. Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the U.S. Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

         2.3      U.S. SWINGLINE LOANS SUBFACILITY.

                  (a) U.S. Swingline Loans. The U.S. Swingline Lender hereby agrees, on the terms and subject to the conditions set forth herein and in the other Credit Documents, to make loans to the U.S. Borrower, in Dollars, at any time and from time to time during the period from and including the Effective Date to but not including the Maturity Date (each such loan, a "U.S. Swingline Loan" and collectively, the "U.S. Swingline Loans"); provided that (i) the aggregate principal amount of the U.S. Swingline Loans outstanding at any one time shall not exceed the U.S. Swingline Committed Amount and (ii) the aggregate amount of U.S. Swingline Loans outstanding plus the aggregate amount of U.S. Revolving Loans outstanding plus the aggregate amount of U.S. LOC Obligations outstanding shall not exceed the U.S. Revolving Committed Amount. Prior to the Maturity Date, U.S. Swingline Loans may be repaid and reborrowed by the U.S. Borrower in accordance with the provisions hereof.

                  (b) Method of Borrowing and Funding U.S. Swingline Loans. By no later than 1:00 p.m. on the date of the requested borrowing of U.S. Swingline Loans the U.S. Borrower shall provide telephonic notice to the U.S. Swingline Lender, followed promptly by a written Swingline Loan Request in the form of Exhibit 2.3(b) (which may be submitted via telecopy), each of such telephonic notice and such written Swingline Loan Request setting forth (i) the amount of the requested U.S. Swingline Loan, (ii) the date of the requested U.S. Swingline Loan and
         (iii) certification that the U.S. Borrower has complied in all respects with Section 6.2. The U.S. Swingline Lender shall initiate the transfer of funds representing the U.S. Swingline Loan advance to the U.S. Borrower by 3:00 p.m. on the Business Day of the requested borrowing.

                  (c) Repayment and Participations of U.S. Swingline Loans. The U.S. Borrower agrees to repay all U.S. Swingline Loans within one Business Day of demand therefor by the U.S. Swingline Lender. Each repayment of a U.S. Swingline Loan may be accomplished by requesting U.S. Revolving Loans, which request is not subject to the conditions set forth in Section 6.2. In the event that the U.S. Borrower shall fail to timely repay any U.S. Swingline Loan, and in any event upon (i) a request by the U.S. Swingline Lender made through the U.S. Administrative Agent, (ii) the occurrence of an Event of Default described in Section 10.1(f) or (iii) the acceleration of any Loan or termination of any Commitment pursuant to Section 10.2, each other U.S. Lender shall irrevocably and unconditionally purchase from the U.S. Swingline Lender, without recourse or warranty, an undivided interest and participation in such U.S. Swingline Loan in an amount equal to such other U.S. Lender's U.S. Revolving Loan Commitment Percentage thereof, by directly purchasing a participation in such Swingline Loan in such amount (regardless of whether the conditions precedent thereto set forth in Section 6.2 hereof are then satisfied, whether or not the U.S. Borrower has submitted a Notice of Borrowing and whether or not the Commitments are then in effect, any Event of Default exists or all the Loans have been accelerated) and paying the proceeds thereof to the U.S. Administrative Agent on behalf of the U.S. Swingline Lender at the address provided on Schedule 12.1, or at such other address as the U.S. Swingline Lender may designate, in Dollars and in immediately available funds. If such amount is not in fact made available to the U.S. Swingline Lender by any U.S. Lender, the U.S. Swingline Lender shall be entitled to recover such amount on demand from such U.S. Lender, together with accrued interest thereon for each day from the date of demand thereof, at the Federal Funds Rate. If such U.S. Lender does not pay such amount forthwith upon the U.S. Swingline Lender's demand therefor, and until such time as such U.S. Lender makes the required payment, the U.S. Swingline Lender shall be deemed to continue to have outstanding U.S. Swingline Loans in the amount of such unpaid participation obligation for all purposes of the Credit Documents other than those provisions requiring the other U.S. Lenders to purchase a participation therein. Further, such U.S. Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, and any other amounts due to it hereunder to the U.S. Swingline Lender to fund the U.S. Swingline Loans in the amount of the participation in U.S. Swingline Loans that such U.S. Lender failed to purchase pursuant to this Section 2.3(c) until such amount has been purchased (as a result of such assignment or otherwise).

                  (d) U.S. Swingline Note. Upon the request of the U.S. Swingline Lender, the U.S. Swingline Loans shall be evidenced by, in addition to the loan accounts referenced in Section 4.15, a duly executed promissory note of the U.S. Borrower to the U.S. Swingline Lender in the original principal amount of the U.S. Swingline Committed Amount and in substantially the form of Exhibit 2.3(d).

         2.4      CONTINUATIONS AND CONVERSIONS.

         The U.S. Borrower shall have the option, on any Business Day, to continue existing Eurodollar Loans for a subsequent Interest Period, to convert Base Rate Loans (other than U.S. Swingline Loans) into Eurodollar Loans or to convert Eurodollar Loans into Base Rate Loans (other than U.S. Swingline Loans); provided, however, that (a) each such continuation or conversion must be requested by the U.S. Borrower pursuant to a written Notice of Continuation/Conversion, in the form of Exhibit 2.4, in compliance with the terms set forth below, (b) except as provided in Section 4.11, Eurodollar Loans may only be continued or converted into Base Rate Loans on the last day of the Interest Period applicable thereto, (c) Eurodollar Loans may not be continued nor may Base Rate Loans be converted into Eurodollar Loans during the existence and continuation of a Default or an Event of Default and (d) any request to continue a Eurodollar Loan that fails to comply with the terms hereof or any failure to request a continuation of a Eurodollar Loan at the end of an Interest Period shall constitute a conversion to a Base Rate Loan on the last day of the applicable Interest Period. Each continuation or conversion must be requested by the U.S. Borrower no later than 11:00 a.m. (i) on the date for a requested conversion of a Eurodollar Loan to a Base Rate Loan or (ii) three Business Days prior to the date for a requested continuation of a Eurodollar Loan or conversion of a Base Rate Loan to a Eurodollar Loan, in each case pursuant to a written Notice of Continuation/Conversion submitted to the U.S. Administrative Agent which shall set forth (A) whether the U.S. Borrower wishes to continue or convert such Loans and (B) if the request is to continue a Eurodollar Loan or convert a Base Rate Loan to a Eurodollar Loan, the Interest Period applicable thereto.

         2.5      MINIMUM AMOUNTS.

         Each request for a borrowing, conversion or continuation shall be subject to the requirements that (a) each Eurodollar Loan shall be in a minimum amount of $1,000,000 (and in integral multiples of $100,000 in excess thereof),
(b) each Base Rate Loan shall be in a minimum amount of the lesser of $500,000 (and integral multiples of $100,000 in excess thereof) or the remaining amount available under the U.S. Revolving Committed Amount, (c) each U.S. Swingline Loan shall be in a minimum amount of $100,000 or the remaining amount of the U.S. Swingline Committed Amount (provided that this limitation in clause (c) shall not apply for amounts requested to repay a drawn Letter of Credit pursuant to Section 2.2(d)), and (d) no more than ten (10) Eurodollar Loans shall be outstanding hereunder at any one time. For the purposes of this Section, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, conversions and continuations may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period.


                                    SECTION 3

                           CANADIAN CREDIT FACILITIES

         3.1      CANADIAN REVOLVING LOANS.

                  (a) Canadian Revolving Loan Commitment. Subject to the terms and conditions set forth herein, each Canadian Lender severally agrees to make revolving loans (each a "Canadian Revolving Loan" and collectively the "Canadian Revolving Loans") to the Canadian Borrower, in Canadian Dollars, at any time and from time to time, during the period from and including the Effective Date to but not including the Maturity Date (or such earlier date on which the Canadian Revolving Committed Amount has been terminated as provided herein); provided, however, that (i) the sum of the aggregate amount of Canadian Revolving Loans outstanding plus the aggregate amount of Canadian LOC Obligations outstanding plus the aggregate amount of Canadian Swingline Loans outstanding plus the aggregate Face Amount of Bankers' Acceptances shall not exceed the Canadian Revolving Committed Amount and (ii) with respect to each individual Canadian Lender (other than the Canadian Swingline Lender in its capacity as such), such Lender's pro rata share of outstanding Canadian Revolving Loans plus such Lender's pro rata share of outstanding Canadian LOC Obligations plus such Lender's pro rata share of outstanding Canadian Swingline Loans plus such Lender's pro rata share of the Face Amount of Bankers' Acceptances shall not exceed such Lender's Canadian Revolving Loan Commitment Percentage of the Canadian Revolving Committed Amount. Subject to the terms of this Credit Agreement (including Section 6.2), the Canadian Borrower may borrow, repay and reborrow Canadian Revolving Loans.

                  (b) Method of Borrowing for Canadian Revolving Loans. By no later than 11:00 a.m. (Toronto, Ontario time) one Business Day prior to the date of the requested borrowing of Canadian Revolving Loans, the Canadian Borrower shall telephone the Canadian Administrative Agent with the information described below as well as submit a written Notice of Borrowing in the form of Exhibit 2.1(b) (which may be submitted via telecopy) to the Canadian Administrative Agent setting forth (A) the amount requested and (B) a certification that the Canadian Borrower has complied in all respects with Section 6.2. All Canadian Revolving Loans shall be Canadian Prime Rate Loans. All or any portion of such Canadian Revolving Loans may be converted into Bankers' Acceptances in accordance with the terms of Section 3.5.

                  (c) Funding of Canadian Revolving Loans. Upon receipt of a Notice of Borrowing, the Canadian Administrative Agent shall promptly inform the Canadian Lenders as to the terms thereof. Each Canadian Lender shall make its Canadian Revolving Loan Commitment Percentage of the requested Canadian Revolving Loans available to the Canadian Administrative Agent by 1:00 p.m. on the date specified in the Notice of Borrowing by deposit, in Canadian Dollars, of immediately available funds at the offices of the Canadian Administrative Agent at its principal office in Toronto, Ontario or at such other address as the Canadian Administrative Agent may designate in writing. The amount of the requested Canadian Revolving Loans will then be made available to the Canadian Borrower by the Canadian Administrative Agent by crediting the account of the Canadian Borrower on the books of such office of the Canadian Administrative Agent, to the extent the amount of such Canadian Revolving Loans are made available to the Canadian Administrative Agent.

                  No Canadian Lender shall be responsible for the failure or delay by any other Canadian Lender in its obligation to make Canadian Revolving Loans hereunder; provided, however, that the failure of any Canadian Lender to fulfill its obligations hereunder shall not relieve any other Canadian Lender of its obligations hereunder. Unless the Canadian Administrative Agent shall have been notified by any Canadian Lender prior to the date of any such Canadian Revolving Loan that such Canadian Lender does not intend to make available to the Canadian Administrative Agent its portion of any Canadian Revolving Loans to be made on such date, the Canadian Administrative Agent may assume that such Canadian Lender has made such amount available to the Canadian Administrative Agent on the date of such Canadian Revolving Loans, and the Canadian Administrative Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Canadian Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Canadian Administrative Agent, the Canadian Administrative Agent shall be able to recover such corresponding amount from such Canadian Lender. If such Canadian Lender does not pay such corresponding amount forthwith upon the Canadian Administrative Agent's demand therefor, the Canadian Administrative Agent will promptly notify the Canadian Borrower, and the Canadian Borrower shall immediately pay such corresponding amount to the Canadian Administrative Agent. The Canadian Administrative Agent shall also be entitled to recover from the Canadian Lender or the Canadian Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Canadian Administrative Agent to the Canadian Borrower to the date such corresponding amount is recovered by the Canadian Administrative Agent at a per annum rate equal to (i) from the Canadian Borrower at the applicable rate for such Canadian Revolving Loan pursuant to the Notice of Borrowing and (ii) from a Canadian Lender at the CDOR Rate determined as at the date of such Canadian Revolving Loan.

                  (d) Reductions of Canadian Revolving Committed Amount. Upon at least three Business Days' notice, the Canadian Borrower shall have the right to permanently reduce, without premium or penalty (other than as may be required pursuant to Section 4.14), all or part of the aggregate unused amount of the Canadian Revolving Committed Amount at any time or from time to time; provided that (i) each partial reduction shall be in an aggregate amount at least equal to C$5,000,000 and in integral multiples of C$500,000 above such amount and (ii) no reduction shall be made which would reduce the Canadian Revolving Committed Amount to an amount less than the aggregate amount of outstanding Canadian Revolving Loans plus the aggregate amount of outstanding Canadian LOC Obligations plus the aggregate amount of Canadian Swingline Loans outstanding plus the aggregate Face Amount of Bankers' Acceptances. Any reduction in (or termination of) the Canadian Revolving Committed Amount shall be permanent and may not be reinstated. The

         Canadian Administrative Agent shall immediately notify the Canadian Lenders of any reduction in the Canadian Revolving Committed Amount.

                  (e) Repayment; Canadian Revolving Notes. The Canadian Borrower hereby promises to repay in full the principal amount of all Canadian Revolving Loans on the Maturity Date. Upon the request of any Canadian Lender made through the Administrative Agents, the Canadian Revolving Loans made by each Canadian Lender shall be evidenced by, in addition to the loan accounts referenced in Section 4.15, a duly executed promissory note of the Canadian Borrower to such Canadian Lender in an original principal amount equal to such Canadian Lender's Canadian Revolving Loan Commitment Percentage of the Canadian Revolving Committed Amount and in substantially the form of Exhibit 3.1(e).

         3.2      CANADIAN LETTER OF CREDIT SUBFACILITY.

                  (a) Issuance. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Canadian Issuing Lender may reasonably require (so long as such terms and conditions do not impose any financial obligation on or require any Lien (not otherwise contemplated by this Credit Agreement) to be given by any Credit Party or conflict with any obligation of, or detract from any action which may be taken by, any Credit Party under this Credit Agreement), the Canadian Issuing Lender shall from time to time upon request issue (from the Effective Date to the Maturity Date or such earlier date on which the Canadian LOC Commitment has been terminated as provided herein and in a form reasonably acceptable to the Canadian Issuing Lender), in Canadian Dollars, and the Canadian Lenders shall participate in, letters of credit ("Canadian Letters of Credit") for the account of the Canadian Borrower or any of its Subsidiaries; provided, however, that (i) the aggregate amount of Canadian LOC Obligations shall not at any time exceed THIRTY-FIVE MILLION CANADIAN DOLLARS (C$35,000,000) (the "Canadian LOC Committed Amount"), (ii) the sum of the aggregate amount of Canadian LOC Obligations outstanding plus Canadian Revolving Loans outstanding plus Canadian Swingline Loans outstanding plus the Face Amount of Bankers' Acceptances outstanding shall not exceed the Canadian Revolving Committed Amount and (iii) with respect to each individual Canadian Lender (other than the Canadian Swingline Lender in its capacity as such), such Lender's pro rata share of outstanding Canadian Revolving Loans plus its pro rata share of outstanding Canadian LOC Obligations plus its pro rata share of Canadian Swingline Loans outstanding plus its pro rata share of the Face Amount of Bankers' Acceptances outstanding shall not exceed such Lender's Canadian Revolving Loan Commitment Percentage of the Canadian Revolving Committed Amount. The Canadian Issuing Lender may require the issuance and expiry date of each Canadian Letter of Credit to be a Business Day. Each Canadian Letter of Credit shall be either (A) a standby letter of credit issued to support the obligations (including pension or insurance obligations), contingent or otherwise, of the Canadian Borrower for itself or on behalf of one of its Subsidiaries or (B) a commercial letter of credit in respect of the purchase of goods or services by the Canadian Borrower for itself or on behalf of one of its Subsidiaries in the ordinary course of business. Except as otherwise expressly agreed upon by all the Canadian Lenders, no Canadian Letter of Credit shall have an original expiry date more than one year from the date of issuance, or as extended, shall have an expiry date extending beyond the Maturity Date. Each Canadian Letter of Credit shall comply with the related LOC Documents.

                  (b) Notice and Reports. The request for the issuance of a Canadian Letter of Credit shall be submitted to the Canadian Issuing Lender at least three Business Days prior to the requested date of issuance (or such shorter period as may be reasonably acceptable to the Canadian Issuing Lender) and shall be accompanied by a certification that the Canadian Borrower has complied in all respects with Section
         6.2. The Canadian Issuing Lender will provide to the Canadian Administrative Agent prompt notice of Canadian Letters of Credit which are issued within three (3) Business Days, and including in such notice, among other things, the account party, the beneficiary, the face amount, and the expiry date. The Canadian Issuing Lender will further provide to the Canadian Administrative Agent, promptly upon request, copies of the Canadian Letters of Credit and the other LOC Documents.

                  (c)      Participations.

                           (i)  [Intentionally omitted.]

                           (ii) Each Canadian Lender, upon issuance of a
                  Canadian Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Canadian Issuing Lender in such Letter of Credit and each LOC Document related thereto and the rights and obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its Canadian Revolving Loan Commitment Percentage of the obligations under such Letter of Credit, and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Canadian Issuing Lender therefor and discharge when due, its Canadian Revolving Loan Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Canadian Lender's participation in any Canadian Letter of Credit, to the extent that the Canadian Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such Canadian Lender shall pay to the Canadian Issuing Lender its Canadian Revolving Loan Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Canadian Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) or (e) hereof. The obligation of each Canadian Lender to so reimburse the Canadian Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Canadian Borrower or any other Credit Party to reimburse the Canadian Issuing Lender under any Canadian Letter of Credit, together with interest as hereinafter provided.

                  (d) Reimbursement. In the event of any drawing under any Canadian Letter of Credit, the Canadian Issuing Lender will promptly notify the Canadian Borrower. Unless the Canadian Borrower shall immediately notify the Canadian Issuing Lender of its intent to otherwise reimburse the Canadian Issuing Lender, including through a Canadian Swingline

         Loan to the extent a Canadian Swingline Loan in such amount is available (including the ability of the Canadian Borrower to meet the conditions of Section 6.2), then the Canadian Borrower shall be deemed to have requested a Canadian Revolving Loan bearing interest based upon the Canadian Prime Rate and in the amount of the drawing, the proceeds of which will be used to satisfy the reimbursement obligations. The Canadian Borrower shall reimburse the Canadian Issuing Lender on the day of drawing under any Canadian Letter of Credit either with the proceeds of such Canadian Swingline Loan or Canadian Revolving Loan obtained hereunder or otherwise in same day funds as provided herein or in the LOC Documents. If the Canadian Borrower shall fail to reimburse the Canadian Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Adjusted Canadian Prime Rate plus 200 basis points. The Canadian Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of (but without waiver of) any rights of set-off, counterclaim or defense to payment the applicable account party or the Canadian Borrower may claim or have against the Canadian Issuing Lender, an Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including, without limitation, any defense based on any failure of the applicable account party, the Canadian Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Canadian Issuing Lender will promptly notify the Canadian Administrative Agent who will promptly notify the Canadian Lenders of the amount of any unreimbursed drawing and each Canadian Lender shall promptly pay to the Canadian Administrative Agent for further credit to the Canadian Issuing Lender, in Canadian Dollars and in immediately available funds, the amount of such Lender's Canadian Revolving Loan Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Canadian Administrative Agent if such notice is received at or before 12:00 noon (Toronto, Ontario time); otherwise, such payment shall be made at or before 12:00 noon (Toronto, Ontario time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Canadian Administrative Agent for the benefit of the Canadian Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Canadian Administrative Agent for the benefit of the Canadian Issuing Lender interest on the unpaid amount during the period from the date the Lender received the notice regarding the unreimbursed drawing until such Lender pays such amount to the Canadian Issuing Lender in full at a rate per annum equal to, if paid within two Business Days of the date of drawing, the CDOR Rate determined as at the date of drawing and thereafter at a rate equal to the Canadian Prime Rate. Each Canadian Lender's obligation to make such payment to the Canadian Administrative Agent for the benefit of the Canadian Issuing Lender, and the right of the Canadian Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Canadian Lender to the Canadian Administrative Agent for the benefit of the Canadian Issuing Lender, such Canadian Lender shall, automatically and without any further action on the part of the Canadian Issuing Lender or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Canadian Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Canadian Borrower and the other Credit Parties with respect thereto.

                  (e) Repayment with Revolving Loans. On any day on which the Canadian Borrower shall have requested, or been deemed to have requested, a Canadian Revolving Loan borrowing to reimburse a drawing under a Canadian Letter of Credit (as set forth in clause (d) above), the Canadian Administrative Agent shall give notice to the Canadian Lenders that a Canadian Revolving Loan has been requested or deemed requested in connection with a drawing under a Canadian Letter of Credit, in which case a Canadian Revolving Loan borrowing comprised solely of Canadian Prime Rate Loans (each such borrowing, a "Mandatory Canadian Borrowing") shall be immediately made from all Canadian Lenders (without giving effect to any termination of the Commitments pursuant to Section 10.2) pro rata based on each Canadian Lender's respective Canadian Revolving Loan Commitment Percentage and the proceeds thereof shall be paid directly to the Canadian Issuing Lender for application to the respective Canadian LOC Obligations. Each Canadian Lender hereby irrevocably agrees to make such Canadian Revolving Loans immediately upon any such request or deemed request on account of each such Mandatory Canadian Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of Mandatory Canadian Borrowing may not comply with the minimum amount for borrowings of Canadian Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 6.2 are then satisfied, (iii) whether a Default or Event of Default then exists, (iv) failure of any such request or deemed request for Canadian Revolving Loans to be made by the time otherwise required hereunder, (v) the date of such Mandatory Canadian Borrowing, or (vi) any reduction in the Canadian Revolving Committed Amount or any termination of the Commitments. In the event that any Mandatory Canadian Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Canadian Borrower or any other Credit Party), then each Canadian Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Canadian Borrowing would otherwise have occurred, but adjusted for any payments received from the Canadian Borrower on or after such date and prior to such purchase) its Participation Interest in the outstanding Canadian LOC Obligations; provided, further, that in the event any Canadian Lender shall fail to fund its Participation Interest on the day the Mandatory Canadian Borrowing would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable to the Canadian Issuing Lender upon demand, at the rate equal to, if paid within two Business Days of such date, the CDOR Rate determined as at such date, and thereafter at a rate equal to the Canadian Prime Rate.

                  (f) Modification and Extension. The issuance of any supplement, modification, amendment, renewal, or extension to any Canadian Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Canadian Letter of Credit hereunder.

                  (g) Uniform Customs and Practices. The Canadian Issuing Lender may have the Canadian Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (Publication No. 500 or the most recent publication, the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

                  (h) Responsibility of Canadian Issuing Lender. It is expressly understood and agreed as between the Canadian Lenders that the obligations of the Canadian Issuing Lender hereunder to the Canadian Lenders are only those expressly set forth in this Credit Agreement and that the Canadian Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 6.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 3.2 shall be deemed to prejudice the right of any Canadian Lender to recover from the Canadian Issuing Lender any amounts made available by such Lender to the Canadian Issuing Lender pursuant to this Section 3.2 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Canadian Letter of Credit constituted gross negligence or willful misconduct on the part of the Canadian Issuing Lender.

                  (i) Conflict with LOC Documents. In the event of any conflict between this Credit Agreement and any LOC Document (other than a Letter of Credit itself to the extent the UCP or the Uniform Commercial Code requires such Letter of Credit to govern), this Credit Agreement shall govern.

                  (j)      Indemnification of Canadian Issuing Lender.

                           (i) In addition to their other obligations under this
                  Credit Agreement, the Canadian Credit Parties hereby agree to protect, indemnify, pay and save the Canadian Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Canadian Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Canadian Letter of Credit or (B) the failure of the Canadian Issuing Lender to honor a drawing under a Canadian Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions, herein called "Government Acts").

                           (ii) As between the Canadian Credit Parties and the
                  Canadian Issuing Lender, the Canadian Credit Parties shall assume all risks of the acts, omissions or misuse of any Canadian Letter of Credit by the beneficiary thereof. The Canadian Issuing Lender shall not be responsible for (except in the case of (A), (B) and (C) below if the Canadian Issuing Lender has actual knowledge to the contrary): (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of or the presentation for payment and honoring of any Canadian Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Canadian Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Canadian Letter of Credit to comply fully with conditions (other than those explicitly set forth in the applicable Letter of Credit) required in order to draw upon a Canadian Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, courier, cable, telegraph, telex, telecopy or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Canadian Letter of Credit or of the proceeds thereof; and (G) any consequences arising from causes beyond the control of the Canadian Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Canadian Issuing Lender's rights or powers hereunder.

                           (iii) In furtherance and extension and not in
                  limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Canadian Issuing Lender, under or in connection with any Canadian Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the Canadian Issuing Lender under any resulting liability to any Canadian Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Canadian Issuing Lender against any and all risks involved in the issuance of the Canadian Letters of Credit, all of which risks are hereby assumed by the Credit Parties, including, without limitation, any and all risks of any present or future Government Acts. The Canadian Issuing Lender shall not, in any way, be liable for any failure by the Canadian Issuing Lender or anyone else to pay any drawing under any Canadian Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Canadian Issuing Lender.

                           (iv) Nothing in this subsection (j) is intended to
                  limit the reimbursement obligation of the Canadian Borrower contained in this Section 3.2. The obligations of the Canadian Credit Parties under this subsection (j) shall survive the termination of this Credit Agreement. No act or omission of any current or prior beneficiary of a Canadian Letter of Credit shall in any way affect or impair the rights of the Canadian Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

                           (v) Notwithstanding anything to the contrary
                  contained in this subsection (j), the Canadian Credit Parties shall have no obligation to indemnify the Canadian Issuing Lender in respect of any liability incurred by the Canadian Issuing Lender arising solely out of the gross negligence or willful misconduct of the Canadian Issuing Lender, as determined by a court of competent jurisdiction. Nothing in this Credit Agreement shall relieve the Canadian Issuing Lender of any liability to the Canadian Credit Parties in respect of any action taken by the Canadian Issuing Lender which action constitutes gross negligence or willful misconduct of the Canadian Issuing Lender or a violation of the UCP or Uniform

                  Commercial Code (as applicable), as determined by a court of competent jurisdiction.

                  (k) Designation of other Credit Parties as Account Parties. Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 3.2(a) hereof, a Canadian Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary (which is domiciled in Canada) of the Canadian Borrower; provided that notwithstanding such statement, the Canadian Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Canadian Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

         3.3      CANADIAN SWINGLINE LOANS SUBFACILITY.

                  (a) Canadian Swingline Loans. The Canadian Swingline Lender hereby agrees, on the terms and subject to the conditions set forth herein and in the other Credit Documents, to make loans to the Canadian Borrower, in Canadian Dollars, at any time and from time to time during the period from and including the Effective Date to but not including the Maturity Date (each such loan, a "Canadian Swingline Loan" and collectively, the "Canadian Swingline Loans"); provided that (i) the aggregate principal amount of the Canadian Swingline Loans outstanding at any one time shall not exceed the Canadian Swingline Committed Amount and (ii) the aggregate amount of Canadian Swingline Loans outstanding plus the aggregate amount of Canadian Revolving Loans outstanding plus the aggregate amount of Canadian LOC Obligations outstanding plus the Face Amount of Bankers' Acceptances outstanding shall not exceed the Canadian Revolving Committed Amount. Prior to the Maturity Date, Canadian Swingline Loans may be repaid and reborrowed by the Canadian Borrower in accordance with the provisions hereof.

                  (b) Method of Borrowing and Funding Canadian Swingline Loans. By no later than 11:00 a.m. (Toronto, Ontario time) on the date of the requested borrowing of Canadian Swingline Loans the Canadian Borrower shall provide telephonic notice to the Canadian Swingline Lender, followed promptly by a written Swingline Loan Request in the form of
         Exhibit 2.3(b) (which may be submitted via telecopy), each of such telephonic notice and such written Swingline Loan Request setting forth
         (i) the amount of the requested Canadian Swingline Loan, (ii) the date of the requested Canadian Swingline Loan and (iii) certification that the Canadian Borrower has complied in all respects with Section 6.2. The Canadian Swingline Lender shall initiate the transfer of funds representing the Canadian Swingline Loan advance to the Canadian Borrower by 3:00 p.m. (Toronto, Ontario time) on the Business Day of the requested borrowing.

                  (c) Repayment and Participations of Canadian Swingline Loans. The Canadian Borrower agrees to repay all Canadian Swingline Loans within one Business Day of demand therefor by the Canadian Swingline Lender. Each repayment of a Canadian Swingline Loan may be accomplished by requesting Canadian Revolving Loans, which request is not subject to the conditions set forth in Section 6.2. In the event that the Canadian Borrower shall fail to timely repay any Canadian Swingline Loan, and in any event upon (i) a request by the Canadian Swingline Lender made through the

         Canadian Administrative Agent, (ii) the occurrence of an Event of Default described in Section 10.1(f), or (iii) the acceleration of any Loan or termination of any Commitment pursuant to Section 10.2, each other Canadian Lender shall irrevocably and unconditionally purchase from the Canadian Swingline Lender, without recourse or warranty, an undivided interest and participation in such Canadian Swingline Loan in an amount equal to such other Canadian Lender's Canadian Revolving Loan Commitment Percentage thereof, by directly purchasing a participation in such Swingline Loan in such amount (regardless of whether the conditions precedent thereto set forth in Section 6.2 hereof are then satisfied, whether or not the Canadian Borrower has submitted a Notice of Borrowing and whether or not the Commitments are then in effect, any Event of Default exists or all the Loans have been accelerated) and paying the proceeds thereof to the Canadian Administrative Agent on behalf of the Canadian Swingline Lender at the address provided on
         Schedule 12.1, or at such other address as the Canadian Swingline Lender may designate, in Canadian Dollars and in immediately available funds. If such amount is not in fact made available to the Canadian Swingline Lender by any Canadian Lender, the Canadian Swingline Lender shall be entitled to recover such amount on demand from such Canadian Lender, together with accrued interest thereon for each day from the date of demand thereof, at the CDOR Rate determined as at such date. If such Canadian Lender does not pay such amount forthwith upon the Canadian Swingline Lender's demand therefor, and until such time as such Canadian Lender makes the required payment, the Canadian Swingline Lender shall be deemed to continue to have outstanding Canadian Swingline Loans in the amount of such unpaid participation obligation for all purposes of the Credit Documents other than those provisions requiring the other Canadian Lenders to purchase a participation therein. Further, such Canadian Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, and any other amounts due to it hereunder to the Canadian Swingline Lender to fund Canadian Swingline Loans in the amount of the participation in Canadian Swingline Loans that such Canadian Lender failed to purchase pursuant to this Section 3.3(c) until such amount has been purchased (as a result of such assignment or otherwise).

                  (d) Canadian Swingline Note. Upon the request of the Canadian Swingline Lender, the Canadian Swingline Loans shall be evidenced by, in addition to the loan accounts referenced in Section 4.15, a duly executed promissory note of the Canadian Borrower to the Canadian Swingline Lender in the original principal amount of the Canadian Swingline Committed Amount and in substantially the form of Exhibit 3.3(d).

         3.4      BANKERS' ACCEPTANCES.

                  (a)      Form.

                           (i) To facilitate the acceptance of Bankers'
                  Acceptances hereunder, the Canadian Borrower hereby appoints each Canadian Lender as its attorney to sign and endorse on its behalf, as and when considered necessary by such Canadian Lender, an appropriate number of orders in the form prescribed by that Canadian Lender.

                           (ii) Each Canadian Lender may, at its option, execute
                  any order in handwriting or by the facsimile or mechanical signature of any of its authorized officers, and the Canadian Lenders are hereby authorized to accept or pay, as the case may be, any order of the Canadian Borrower which purports to bear such a signature notwithstanding that any such individual has ceased to be an authorized officer of such Canadian Lender. Any such order or Bankers' Acceptance shall be as valid as if he or she were an authorized officer at the date of issue of the order or Bankers' Acceptance.

                           (iii) Any order signed by a Canadian Lender as
                  attorney for the Canadian Borrower, whether signed in handwriting or by the facsimile or mechanical signature of an authorized officer of a Canadian Lender, may be dealt with by the Canadian Administrative Agent or any Canadian Lender to all intents and purposes and shall bind the Canadian Borrower as if duly signed and issued by the Canadian Borrower.

                           (iv) The receipt by the Canadian Administrative Agent
                  of a notice under Section 3.4(c) requesting Bankers' Acceptances shall be each Canadian Lender's sufficient authority to execute, and each Canadian Lender shall, subject to the terms and conditions of this Credit Agreement, execute, orders in accordance with such request, and the orders so executed shall thereupon be deemed to have been presented for acceptance.

                  (b) Issuance. Subject to the terms and conditions hereof and of the BA Documents executed in connection with the creation of each Banker's Acceptance and any other terms and conditions which the Canadian Lenders may reasonably require (so long as such terms and conditions do not impose any financial obligation on or require any Lien (not otherwise contemplated by this Credit Agreement) to be given by the Canadian Borrower or any other Credit Party or conflict with any obligation of, or detract from any action which may be taken by, any Credit Party under this Agreement), each Canadian Lender agrees, severally and not jointly, at any time and from time to time (from the Effective Date to the Maturity Date or such earlier date on which the Canadian Revolving Loan Commitment has been terminated as provided herein), to create Bankers' Acceptances by accepting orders of the Canadian Borrower presented to it for acceptance equal to such Canadian Lender's Canadian Revolving Loan Commitment Percentage of such Bankers' Acceptances as the Canadian Borrower may request on such date; provided, however, that (i) the sum of the Face Amount of Bankers' Acceptances outstanding plus the aggregate amount of Canadian Revolving Loans outstanding plus Canadian LOC Obligations outstanding plus Canadian Swingline Loans outstanding shall not exceed the Canadian Revolving Committed Amount, (ii) with respect to each individual Canadian Lender (other than the Canadian Swingline Lender in its capacity as such), such Lender's pro rata share of outstanding Canadian Revolving Loans plus its pro rata share of outstanding Canadian LOC Obligations plus its pro rata share of Canadian Swingline Loans outstanding plus its pro rata share of the Face Amount of Bankers' Acceptances outstanding shall not exceed such Lender's Canadian Revolving Loan Commitment Percentage of the Canadian Revolving Committed Amount, and (iii) if the Face Amount of a Bankers' Acceptance, which would otherwise be accepted by a Canadian Lender, would not be C$100,000 or a larger multiple thereof, such Face Amount shall be increased or reduced by the Canadian Administrative Agent in its discretion to the nearest multiple of C$100,000. Upon the acceptance of any order of the Canadian Borrower pursuant hereto, the Canadian Borrower shall pay to each of the Canadian Lenders, in advance, the Acceptance Fee. Forthwith after each request for drawdown of, continuation of or conversion into Bankers' Acceptances, the Canadian Administrative Agent shall notify each Canadian Lender of the amount of Bankers' Acceptances to be accepted by such Canadian Lender. The Canadian Borrower shall as soon as practical deliver to the Canadian Administrative Agent a notice confirming the issuance of Bankers' Acceptances and specifying the BA Discount Proceeds derived therefrom. For greater certainty, with respect to each extension of credit by way of Bankers' Acceptances, each Bankers' Acceptance shall have the same term and, upon sale, each Bankers' Acceptance shall be discounted at the Applicable BA Discount Rate.

                  (c) Requirements of Bankers' Acceptances. Each Bankers' Acceptance shall comply with the related BA Documents and shall be executed by the Canadian Borrower and presented to the Canadian Lenders pursuant to such procedures as are provided for in such BA Documents or as otherwise provided or required by a Canadian Lender. The creation and maturity date of each Bankers' Acceptance shall be a Business Day and no Bankers' Acceptance shall have a maturity date later than the Maturity Date.

                  (d) Method of Requesting a Bankers' Acceptance. By no later than 10:00 a.m. (Toronto, Ontario time), two Business Days prior to the date of the requested Bankers' Acceptance, the Canadian Borrower shall submit an irrevocable notice, substantially in the form of Exhibit 3.4(d), to the Canadian Administrative Agent setting forth the aggregate amount of Bankers' Acceptances requested and the maturity date of the requested Bankers' Acceptances which shall be 30, 60, 90 or 180 days, at the election of the Canadian Borrower, and complying in all respects with subsection 6.2.

                  (e) Safekeeping of Orders. Any executed orders to be used as Bankers' Acceptances which are delivered to a Canadian Lender shall be held in safekeeping with the same degree of care as if they were such Canadian Lender's own property, and shall be kept at the place at which such orders are ordinarily held by such Canadian Lender, provided that such Canadian Lender shall not be deemed to be an insurer thereof.

                  (f) Maturity/Continuations. The Canadian Borrower shall pay to the Canadian Administrative Agent, and there shall become due and payable, at 1:00 p.m. (Toronto, Ontario time) on the maturity date for each Bankers' Acceptance an amount in Canadian Dollars in same day funds equal to the Face Amount of such Bankers' Acceptance (notwithstanding that any Canadian Lender which accepted any such Bankers' Acceptance may be the holder thereof at maturity); provided, however, that subject to Section 4.10 and provided that the Canadian Borrower has, by giving notice in accordance with Section 3.4(c) or
         Section 3.5, requested the Canadian Lenders to accept its orders to replace all or a portion of outstanding Bankers' Acceptances as they mature, each Canadian Lender shall, on the maturity of such Bankers' Acceptances and subject to Section 3.4(h), accept the Canadian Borrower's order(s) having an aggregate Face Amount equal to such Canadian Lender's pro rata share of such new Face Amount as will result in the aggregate BA Discount Proceeds, net of the Acceptance Fees, of the new order(s) being equal to (or, due to the operation of Section 3.4(h), exceeding to the least possible extent) the aggregate Face Amount of the matured Bankers' Acceptances or the portion thereof to be replaced.

                  (g) Repayments Prior to Maturity. Repayment of the Face Amount of a Bankers' Acceptance may be made, prior to the maturity date thereof, by the Canadian Borrower to the Canadian Lender which has accepted such Bankers' Acceptance, but the amount repaid shall be held on deposit by such Canadian Lender until the maturity date of such Bankers' Acceptance. The Canadian Borrower shall be entitled to the benefit of any interest accruing on such deposit, and on the maturity date of such Bankers' Acceptance such Canadian Lender shall apply such interest in payment of amounts owed by the Canadian Borrower hereunder. Any such repayment of the Face Amount of a Bankers' Acceptance by the Canadian Borrower to a Canadian Lender shall satisfy the Canadian Borrower's obligations under the Bankers' Acceptance so repaid, and such Canadian Lender shall thereafter be solely responsible for the payment of such Bankers' Acceptance.

                  (h) Minimum Amounts. Each request for Bankers' Acceptances shall be in a minimum aggregate amount of C$1,000,000 and in an integral multiple of C$1,000,000 above such amount. The Face Amount of each Bankers' Acceptance created hereunder shall be C$100,000 or any multiple thereof.

                  (i)      Funding of Bankers' Acceptances.

                      (i) Subject to subsections (ii) and (iii) below, each
                  Canadian Lender shall, not later than 1:00 p.m. (Toronto, Ontario time), on the date of creation of Bankers' Acceptances, accept orders of the Canadian Borrower which are presented to it for acceptance in an amount equal to each Canadian Lender's Canadian Revolving Loan Commitment Percentage of the aggregate Face Amounts of Bankers' Acceptances created on such date; provided, however, that if the Face Amount of a Banker's Acceptance, which would otherwise be accepted by a Canadian Lender, would not be C$100,000 or a larger multiple thereof, such Face Amount shall be increased or reduced by the Canadian Administrative Agent in its discretion to the nearest multiple of C$100,000. Subject to the provisions hereof, the Canadian Administrative Agent shall be responsible for making all necessary arrangements with each of the Canadian Lenders with respect to the acceptance of Bankers' Acceptances.

                      (ii) Each Canadian Lender shall transfer to the Canadian
                  Administrative Agent for value on such creation date immediately available Canadian Dollars in an aggregate amount equal to the BA Discount Proceeds of all Bankers' Acceptances accepted and sold or purchased by such Canadian Lender on such date net of the applicable Acceptance Fee and net of the amount required to pay any of its previously accepted Bankers' Acceptances that are maturing on such date or its percentage of any Canadian Revolving Loan that is being converted to Bankers' Acceptances on such date.

                      (iii) Subject to subsection 4.10, in the sole judgment of
                  a Canadian Lender, if such Canadian Lender is unable to create a Bankers' Acceptance in accordance with this Agreement, such Canadian Lender shall give an irrevocable notice to such effect to the Canadian Administrative Agent and the Canadian Borrower prior to 10:00 a.m. (Toronto, Ontario time) on the date of the requested creation of the Bankers' Acceptances. Such Canadian Lender shall make available to the Canadian Borrower prior to 1:00 p.m. (Toronto, Ontario time), one Business Day prior to the date of such requested Bankers' Acceptance, a Canadian Dollar loan in a principal amount equal to the BA Discount Proceeds of such Canadian Lender's pro rata share of the aggregate of the Face Amounts of Bankers' Acceptances to be created on such date and all of such Canadian Dollar loans to be made pursuant to this Section 3.4(i)(iii) on such date, such loan to be funded in the same manner as the Bankers' Acceptances provided by the other Canadian Lenders. Such loan shall have the same term as the Bankers' Acceptance for which it is a substitute and shall bear such interest per annum throughout the term thereof as shall permit such Canadian Lender to obtain the same effective rate as if such Canadian Lender had accepted and purchased a Bankers' Acceptance at the same Acceptance Fee and pricing at which the Canadian Administrative Agent would have accepted and purchased such Bankers' Acceptance on the bid side of the market at approximately 1:00 p.m. (Toronto, Ontario time) on the date such loan is made. The Canadian Borrower hereby agrees that if such loan is made by a Canadian Lender interest shall be payable in advance on the date of such loan by deducting the interest payable in respect thereof from the principal amount of such loan.

                  No Canadian Lender shall be responsible for the failure or delay by any other Canadian Lender in its obligation to create Bankers' Acceptances hereunder; provided, however, that the failure of any Canadian Lender to fulfill its Commitment hereunder shall not relieve any other Canadian Lender of its Commitment hereunder.

         3.5      CONTINUATIONS AND CONVERSIONS.

         The Canadian Borrower shall have the option, on any Business Day, to convert a Canadian Revolving Loan (other than a Canadian Swingline Loan) into a Bankers' Acceptance, to continue a maturing Bankers' Acceptance in accordance with Section 3.4 or to convert a maturing Bankers' Acceptance into a Canadian Revolving Loan (other than a Canadian Swingline Loan); provided, however, (i) each such continuation or conversion must be requested by the Canadian Borrower pursuant to an irrevocable notice to the Canadian Administrative Agent, substantially in the form of Exhibit 2.4, in compliance with the terms set forth below, (ii) the Canadian Borrower must comply with all the requirements of
Section 3.4, and (iii) failure by the Canadian Borrower to properly continue a Bankers' Acceptance shall be deemed a conversion to a Canadian Revolving Loan. Each continuation or conversion must be requested by the Canadian Borrower no later than 11:00 a.m. (Toronto, Ontario time) (A) two Business Days prior to the date of a requested conversion of a Bankers' Acceptance to a Canadian Revolving Loan or (B) two Business Days prior to the date of a requested continuation of a Bankers' Acceptance or conversion of a Canadian Revolving Loan to a Bankers' Acceptance, in each case pursuant to an irrevocable notice submitted to the Canadian Administrative Agent which shall set forth (x) that the Loans to be continued or converted are Canadian Revolving Loans, (y) whether the Canadian Borrower wishes to continue or convert such Loans and (z) if the request is to continue a Bankers' Acceptance or convert a Canadian Revolving Loan to a Bankers' Acceptance, the maturity date applicable thereto. The Canadian Administrative

Agent shall give each Canadian Lender notice as promptly as practicable of any such proposed continuation or conversion pursuant to this Section.

         3.6      MINIMUM AMOUNTS.

         Each request for a borrowing, conversion or continuation shall be subject to the requirements that (a) each Canadian Revolving Loan shall be in a minimum amount of the lesser of C$500,000 (and integral multiples of C$100,000 in excess thereof) or the remaining amount available under the Canadian Revolving Committed Amount and (b) each Canadian Swingline Loan shall be in a minimum amount of C$100,000 (and in integral multiples of C$100,000 in excess thereof) or the remaining amount of the Canadian Swingline Committed Amount (provided that this limitation in clause (b) shall not apply for amounts requested to repay a drawn Letter of Credit pursuant to Section 3.2(d)).


                                    SECTION 4

                     GENERAL PROVISIONS APPLICABLE TO LOANS,
                   BANKERS' ACCEPTANCES AND LETTERS OF CREDIT

         4.1      INTEREST.

                  (a)      Interest Rate.  Subject to the provisions of
                           Section 4.1(b):

                           (i) Swingline Loans. All U.S. Swingline Loans shall
                  accrue interest at the Adjusted Base Rate or an alternative rate mutually agreeable to the U.S. Swingline Lender and the U.S. Borrower; provided that during an Event of Default all U.S. Swingline Loans shall accrue interest at the Adjusted Base Rate. All Canadian Swingline Loans shall accrue interest at the Adjusted Canadian Prime Rate or an alternative rate mutually agreeable to the Canadian Swingline Lender and the Canadian Borrower; provided that during an Event of Default all Canadian Swingline Loans shall accrue interest at the Adjusted Canadian Prime Rate.

                           (ii) Base Rate Loans. During such periods as U.S.
                  Revolving Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate.

                           (iii) Eurodollar Loans. During such periods as U.S.
                  Revolving Loans shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.

                           (iv) Canadian Prime Rate Loans. During such periods
                  as Canadian Revolving Loans shall be comprised of Canadian Prime Rate Loans, such Canadian Prime Rate Loans shall bear interest at a rate per annum equal to the Adjusted Canadian Prime Rate.

                  (b) Default Rate of Interest. Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents (including without limitation fees and expenses) shall bear interest, payable on demand, at a per annum rate equal to 2% plus the rate which would otherwise be applicable (or if no rate is applicable, then the Adjusted Base Rate plus two percent (2%) per annum).

                  (c) Interest Payments. Interest on Loans shall be due and payable in arrears on each Interest Payment Date and each Borrower hereby promises to pay interest on all Loans made to it on each such Interest Payment Date.. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

         4.2      PLACE AND MANNER OF PAYMENTS.

         All payments of principal, interest and fees in connection with the Canadian Revolving Loans, Canadian Swingline Loans, BA Obligations and Canadian LOC Obligations shall be made by the Canadian Borrower to the Canadian Administrative Agent or the Canadian Swingline Lender, as applicable, on the date due by 2:00 p.m., Toronto, Ontario time, (in Canadian Dollars) in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind. All other payments of principal, interest, fees, expenses and other amounts to be made by the Borrowers under this Credit Agreement (including, but not limited to, the U.S. Revolving Loans, the U.S. Swing Line Loans and the U.S. LOC Obligations) shall be received not later than 2:00 p.m. on the date when due in Dollars and in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, by the U.S. Administrative Agent or the U.S. Swingline Lender, as applicable. A Borrower shall, at the time it makes any payment under this Agreement, specify to the U.S. Administrative Agent, or the Canadian Administrative Agent as applicable, the Loans, Letters of Credit, Bankers' Acceptances, fees or other amounts payable by the Borrowers hereunder to which such payment is to be applied (and in the event that it fails to specify, or if such application would be inconsistent with the terms hereof, the U.S. Administrative Agent, or the Canadian Administrative Agent as applicable, shall distribute such payment to the Lenders in the manner described in Section 10.3. The U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, will distribute such payments to the applicable Lenders on the date of receipt if any such payment is received prior to 2:00 p.m. (Eastern Standard or Eastern Daylight time or Toronto, Ontario time, as applicable); otherwise the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, will distribute such payment to the applicable Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day.

         4.3      VOLUNTARY PREPAYMENTS.

         The Borrowers shall have the right to prepay Loans in whole or in part from time to time without premium or penalty; provided, however, that (i) Eurodollar Loans may only be prepaid on three Business Day's prior written notice to the U.S. Administrative Agent and any prepayment of Eurodollar Loans will be subject to Section 4.14; (ii) that portion of the Canadian Revolving Loan Commitment subject to the creation of a Bankers' Acceptance may be prepaid prior to the maturity of such Bankers' Acceptance only in accordance with
Section 3.4(g); (iii) each such partial prepayment of Loans (other than Swingline Loans) shall be in the minimum principal amount of C$1,000,000 or $1,000,000, as applicable, and integral multiples of C$500,000 or $500,000, respectively; and (iv) any partial prepayment of Swingline Loans shall be in a minimum aggregate principal amount of C$100,000 or $100,000, as applicable. Amounts prepaid hereunder shall be applied as the Borrowers may elect; provided that (A) if the U.S. Borrower fails to specify a voluntary prepayment as to the U.S. Revolving Loans then such prepayment shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities, and (B) if the Canadian Borrower fails to specify a voluntary prepayment as to the Canadian Revolving Loan Commitment then such prepayments shall be applied first to Canadian Revolving Loans and then to BA Obligations (as they mature) in direct order of maturities.

         4.4      FEES.

                  (a) Commitment Fees. In consideration of the U.S. Revolving Committed Amount being made available by the U.S. Lenders hereunder, the U.S. Borrower agrees to pay to the U.S. Administrative Agent, for the pro rata benefit of each U.S. Lender (based on each U.S. Lender's U.S. Revolving Loan Commitment Percentage of the U.S. Revolving Committed Amount), a per annum fee equal to the Applicable Percentage for Commitment Fees multiplied by the U.S. Unused Revolving Commitment (the "U.S. Commitment Fees"). In consideration of the Canadian Revolving Committed Amount being made available by the Canadian Lenders hereunder, the Canadian Borrower agrees to pay to the Canadian Administrative Agent, for the pro rata benefit of each Canadian Lender (based on each Canadian Lender's Canadian Revolving Loan Commitment Percentage of the Canadian Revolving Committed Amount), a per annum fee equal to the Applicable Percentage for Commitment Fees multiplied by the Canadian Unused Revolving Commitment (the "Canadian Commitment Fees") (collectively, the U.S. Commitment Fees and the Canadian Commitment Fees are referred to herein as the "Commitment Fees"). The Commitment Fees shall commence to accrue on the Effective Date and shall be due and payable in arrears on the last day of each calendar quarter (as well as on the Maturity Date) for the immediately preceding calendar quarter (or portion thereof), beginning with the first of such dates to occur after the Closing Date.

                  (b) Letter of Credit Fees. In consideration of the issuance of U.S. Letters of Credit hereunder, the U.S. Borrower agrees to pay to the U.S. Issuing Lender for the pro rata benefit of the U.S. Lenders (based on each U.S. Lender's U.S. Revolving Loan Commitment Percentage of the U.S. Revolving Committed Amount), a per annum fee (the "U.S. Letter of Credit Fees") equal to (i) the Applicable Percentage for U.S. Standby Letter of Credit Fees multiplied by the U.S. Standby Letter of Credit Outstanding Amount plus (ii) the Applicable Percentage for U.S. Trade Letter of Credit Fees multiplied by the U.S. Trade

         Letter of Credit Outstanding Amount. In consideration of the issuance of Canadian Letters of Credit hereunder, the Canadian Borrower agrees to pay to the Canadian Issuing Lender for the pro rata benefit of the Canadian Lenders (based on each Canadian Lender's Canadian Revolving Loan Commitment Percentage of the Canadian Revolving Committed Amount), a per annum fee (the "Canadian Letter of Credit Fees") equal to the Applicable Percentage for the Canadian Letter of Credit Fees multiplied by the Canadian Letter of Credit Outstanding Amount (collectively, the U.S. Letter of Credit Fees and the Canadian Letter of Credit Fees referred to as the "Letter of Credit Fees."). The Letter of Credit Fees will be payable in arrears on the last day of each calendar quarter (as well as on the Maturity Date) for the immediately preceding calendar quarter (or portion thereof), beginning with the first of such dates to occur after the Closing Date.

                  (c) Issuing Lender Fees. In addition to the Letter of Credit Fees payable pursuant to clause (b) above, each Borrower shall pay to the applicable Issuing Lender for its own account, without sharing by the other Lenders, (i) the customary charges from time to time to the Issuing Lender for its services in connection with the issuance, amendment, payment, transfer, administration, cancellation and conversion of, and drawings under, Letters of Credit, and (ii) a letter of credit fronting fee of 0.125% of the face amount of each Letter of Credit (collectively, the "Issuing Lender Fees").

                  (d) Administrative Fees. The Borrowers agree to pay to the Administrative Agents, for their own account, an annual fee (the "Administrative Fees") in accordance with the terms of the Fee Letter.

         4.5      PAYMENT IN FULL AT MATURITY.

         On the Maturity Date, the entire outstanding principal balance of all Revolving Loans, Swingline Loans, LOC Obligations and BA Obligations, together with accrued but unpaid interest and all other sums owing with respect thereto, shall be due and payable in full, unless accelerated sooner pursuant to Section 10.2.

         4.6      COMPUTATIONS OF INTEREST AND FEES.

                  (a) Except for Base Rate Loans and Canadian Prime Rate Loans, in which case interest shall be computed on the basis of a 365 or 366 day year as the case may be, all computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days. Interest shall accrue from and include the date of borrowing (or continuation or conversion) but exclude the date of payment. For purposes of the Interest Act (Canada), if interest computed on the basis of a 360-day year is payable for any part of a calendar year, the equivalent yearly rate of interest may be determined by multiplying the specified rate of interest by the number of days (365 or 366) in such calendar year and dividing such product by 360.

                  (b) It is the intent of the Lenders and the Credit Parties to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Lenders and the Borrowers are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, or received under this Credit Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any of the Credit Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such documents shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable law and which would, apart from this provision, be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Borrowers or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans. The right to demand payment of the Loans or any other Indebtedness evidenced by any of the Credit Documents does not include the right to accelerate the payment of any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of such Indebtedness does not exceed the maximum nonusurious amount permitted by applicable law.

         4.7      PRO RATA TREATMENT.

         Except to the extent otherwise provided herein:

                  (a) Loans. Each Revolving Loan borrowing (including, without limitation, each Mandatory U.S. Borrowing and each Mandatory Canadian Borrowing), each creation of Bankers' Acceptances, each payment or prepayment of principal of any Loan, each payment of fees (other than the Issuing Lender Fees retained by the applicable Issuing Lender for its own account and the Administrative Fees retained by the applicable Administrative Agent for its own account), each reduction of the U.S. Revolving Committed Amount or the Canadian Revolving Committed Amount, and each conversion or continuation of any Loan (other than a Swingline
         Loan), shall (except as otherwise provided in Section 4.11) be allocated pro rata among the relevant Lenders in accordance with the respective U.S. Revolving Loan Commitment Percentages or Canadian Revolving Loan Commitment Percentages, as applicable, of such Lenders (or, if the Commitments of such Lenders have expired or been terminated, in accordance with the respective principal amounts of the outstanding Loans, Bankers' Acceptances and Participation Interests of such Lenders); provided that, if any Lender shall have failed to pay its applicable pro rata share of any Revolving Loan, then any amount to which such Lender would otherwise be entitled pursuant to this subsection (a) shall instead be payable to the applicable Administrative Agent until the share of such Loan not funded by such Lender has been repaid; provided further, that in the event any amount paid to any Lender pursuant to this subsection (a) is rescinded or must otherwise be returned by an Administrative Agent, each Lender shall, upon the request of such Administrative Agent, repay to such Administrative Agent the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by such Administrative Agent until the date such Administrative Agent receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate (or, with respect to a Canadian Lender, the CDOR Rate), and thereafter, the Base Rate (or, with respect to a Canadian Lender, the Canadian Prime Rate) plus two percent (2%) per annum.

                  (b)      Letters of Credit.

                           (i) Each payment of unreimbursed drawings in respect
                  of U.S. LOC Obligations shall be allocated to each U.S. Lender pro rata in accordance with its U.S. Revolving Loan Commitment Percentage; provided that, if any U.S. Lender shall have failed to pay its applicable pro rata share of any drawing under any U.S. Letter of Credit, then any amount to which such U.S. Lender would otherwise be entitled pursuant to this subsection (b) shall instead (to the extent of such non-payment) be payable to the U.S. Issuing Lender until the share of such unreimbursed drawing not funded by such U.S. Lender has been repaid; provided further, that in the event any amount paid to any U.S. Lender pursuant to this subsection
                  (b) is rescinded or must otherwise be returned by the U.S. Issuing Lender, each U.S. Lender shall, upon the request of the Issuing Lender, repay to the U.S. Administrative Agent for the account of the U.S. Issuing Lender the amount so paid to such U.S. Lender, with interest for the period commencing on the date such payment is returned by the U.S. Issuing Lender until the date the U.S. Issuing Lender receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, the Adjusted Base Rate plus two percent (2%) per annum.

                           (ii) Each payment of unreimbursed drawings in respect
                  of Canadian LOC Obligations shall be allocated to each Canadian Lender pro rata in accordance with its Canadian Revolving Loan Commitment Percentage; provided that, if any Canadian Lender shall have failed to pay its applicable pro rata share of any drawing under any Canadian Letter of Credit, then any amount to which such Canadian Lender would otherwise be entitled pursuant to this subsection (b) shall instead be payable to the Canadian Issuing Lender until the share of such unreimbursed drawing not funded by such Canadian Lender has been repaid; provided further, that in the event any amount paid to any Canadian Lender pursuant to this subsection (b) is rescinded or must otherwise be returned by the Canadian Issuing Lender, each Canadian Lender shall, upon the request of the Issuing Lender, repay to the Canadian Administrative Agent for the account of the Canadian Issuing Lender the amount so paid to such Canadian Lender, with interest for the period commencing on the date such payment is returned by the Canadian Issuing Lender until the date the Canadian Issuing Lender receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the CDOR Rate, and thereafter, the Adjusted Canadian Prime Rate plus two percent (2%) per annum.

         4.8      SHARING OF PAYMENTS.

         The Lenders agree among themselves that, except to the extent otherwise provided herein, in the event that any Lender shall obtain payment in respect of any Loan or Bankers' Acceptance, unreimbursed drawing with respect to any LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly pay in cash or purchase from the other applicable Lenders a participation in such Loans, LOC Obligations, BA Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all applicable Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by payment in cash or a repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrowers agree that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan, LOC Obligation, BA Obligation or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender or an Agent shall fail to remit to an Agent or any other Lender an amount payable by such Lender or such Agent to such Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to such Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 4.8 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 4.8 to share in the benefits of any recovery on such secured claim, with the costs of such exercise of rights being shared pro rata among the applicable Lenders sharing in such benefits.

         4.9      CAPITAL ADEQUACY.

         If, after the date hereof, any Lender has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender, or its parent corporation, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (or parent corporation's) capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender, or its parent corporation, could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's (or parent corporation's) policies with respect to capital adequacy), then, upon notice from such Lender to the Borrowers, the Borrowers shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

         4.10     INABILITY TO DETERMINE INTEREST RATE OR CREATE
                  BANKERS' ACCEPTANCES.

                  (a) If prior to the first day of any Interest Period, the U.S. Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the U.S. Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, the U.S. Administrative Agent shall give telecopy or telephonic notice thereof to the U.S. Borrower and the U.S. Lenders as soon as practicable thereafter, and will also give prompt written notice to the U.S. Borrower when such conditions no longer exist. If such notice is given (a) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans and (c) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Base Rate Loans. Until such notice is withdrawn by the U.S. Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the U.S. Borrower have the right to convert Base Rate Loans to Eurodollar Loans.

                  (b) If the Canadian Administrative Agent determines in good faith, which determination shall be final, conclusive and binding upon the Canadian Borrower absent manifest error, and notifies the Canadian Borrower and each of the Canadian Lenders that, by reason of circumstances affecting the money market (i) there is no market for Bankers' Acceptances; or (ii) the demand for Bankers' Acceptances is insufficient to allow the sale or trading of the Bankers' Acceptances created and purchased hereunder, then,

                           (A) the right of the Canadian Borrower to request a
                  borrowing by way of Bankers' Acceptances shall be suspended until the Canadian Administrative Agent determines in good faith that the circumstances causing such suspension no longer exist and the Canadian Administrative Agent so notifies the Canadian Borrower; and

                           (B) any notice of requested Bankers' Acceptances
                  which is outstanding shall be canceled and the Bankers' Acceptance requested therein shall not be made.

                           (C) The Canadian Administrative Agent shall promptly
                  notify the Canadian Borrower of the suspension of the Canadian Borrower's right to request a Bankers' Acceptance and of the termination of any such suspension.

         4.11     ILLEGALITY.

         Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrowers and the Administrative Agents (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to a Eurodollar Loan shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days or the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrowers shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.14.

         4.12     REQUIREMENTS OF LAW.

         If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

                  (a) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any Eurodollar Loans made by it, any Bankers Acceptances issued by it or its obligation to make Eurodollar Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 4.13 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under
         Section 4.13(b)) and changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any affiliate thereof);

                  (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate or the Acceptance Fee in respect of Bankers' Acceptances hereunder; or

                  (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or creating or accepting Bankers' Acceptances or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrowers from such Lender, through either of the Agents, in accordance herewith, the Borrowers shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such increased cost or reduced amount receivable. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

         4.13     TAXES.

                  (a) Except as provided below in this Section 4.13, all payments made by the Borrowers under this Credit Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the net income of any Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes: (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to an Agent or any Lender hereunder or under any Notes, (A) the amounts so payable to an Agent or such Lender shall be increased to the extent necessary to yield to an Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Notes, provided, however, that the Borrower shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this Section 4.13 whenever any Non-Excluded Taxes are payable by the Borrowers, and (B) as promptly as possible after requested the Borrowers shall send to such Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the applicable Administrative Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify the Agents and any Lender for any incremental Non-Excluded Taxes, interest or penalties that may become payable by an Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

                  (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                           (i) (A) on or before the date of any payment by the
                  U.S. Borrower under this Credit Agreement or Notes to such Lender, deliver to the U.S. Borrower and the U.S. Administrative Agent (x) two duly completed copies of United States Internal Revenue Service Form 4224 or 1001, or successor applicable form (including without limitation Form W-8ECI or W-8BEN), as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and any Notes without deduction or withholding of any United States federal income taxes and (y) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

                               (B) deliver to the U.S. Borrower and the
                  U.S. Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the U.S. Borrower; and

                               (C) obtain such extensions of time for
                  filing and complete such forms or certifications as may reasonably be requested by the U.S. Borrower or the U.S. Administrative Agent; or

                           (ii) in the case of any such Lender that is not a
                  "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (A) represent to the U.S. Borrower (for the benefit of the U.S. Borrower and the U.S. Administrative Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) agree to furnish to the U.S. Borrower, on or before the date of any payment by the U.S. Borrower, with a copy to the U.S. Administrative Agent, two accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Notes (and to deliver to the U.S. Borrower and the U.S. Administrative Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the U.S. Borrower or the U.S. Administrative Agent for filing and completing such forms), and (C) agree, to the extent legally entitled to do so, upon reasonable request by the U.S. Borrower, to provide to the U.S. Borrower (for the benefit of the U.S. Borrower and the U.S. Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Notes.

         Notwithstanding the above, if any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the U.S. Borrower and the U.S. Administrative Agent, then such Lender shall be exempt from such requirements. Each Person that shall become a Lender or a participant of a Lender pursuant to Section 12.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection (b); provided that in the case of a participant of a Lender, the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

         4.14     COMPENSATION.

         Each Borrower promises to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by such Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans or in creating Bankers' Acceptances after such Borrower has given a notice requesting the same in accordance with the provisions of this Credit Agreement, (b) default by the U.S. Borrower in making any prepayment of a Eurodollar Loan after the U.S. Borrower has given a notice thereof in accordance with the provisions of this Credit Agreement and
(c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto or the repayment of a Bankers' Acceptance prior to its maturity date. Such indemnification may include an amount equal to (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) minus (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The agreements in this Section shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

         4.15     EVIDENCE OF DEBT.

         (a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to a Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

         (b) Each Administrative Agent shall maintain the Register pursuant to
Section 12.3(c), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder, and (iii) the amount of any sum received by such Administrative Agent hereunder from or for the account of such Borrower and each Lender's share thereof, if any. The Administrative Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

         (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 4.15 (and, if consistent with the entries of the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of such Borrower therein recorded; provided, however, that the failure of any Lender or any Administrative Agent to maintain such account, such Register, or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of such Borrower to repay the Loans made by such Lender in accordance with the terms hereof.

         4.16     SUBSTITUTION OF LENDER; RELOCATION.

         In the event a Lender makes a request to a Borrower for compensation in accordance with Section 4.9, 4.11, 4.12, or 4.13, then; provided that no Event of Default has occurred and is continuing at such time, the Borrowers may, at their option either

                  (a) at their own expense (such expense to include any transfer fee payable to the Administrative Agents under Section 12.3(b) and any expense pursuant to Section 4.14), and in their sole discretion require such Lender to transfer and assign in whole (but not in part), without recourse (in accordance with and subject to the terms and conditions of Section 12.3(b), all of its interests, rights and obligations under this Credit Agreement to an Eligible Assignee which shall assume such assigned obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such assignment shall not conflict with any law, rule or regulation or order of any court or other governmental authority, and (ii) the Borrowers or such Eligible Assignee shall have paid to the assigning Lender in immediately available funds the principal of and interest accrued to the date of such payment on the portion of the Loans hereunder held by such assigning Lender and all other amounts owed to such assigning Lender hereunder, or

                  (b) request that such Lender use its reasonable efforts (consistent with legal and regulatory restrictions) to avoid the need for paying such compensation or such inability, including changing the jurisdiction of its applicable lending office; provided, however, that the taking of such action would not, in the sole judgment of such Lender, be disadvantageous to such Lender and provided further that, if and to the extent the Borrowers shall make the request described in this paragraph (b) and such request shall be denied, such denial shall not preclude the Borrowers from exercising its rights under paragraph (a) above.

         4.17     ALL BORROWERS TREATED EQUALLY.

         Each Lender agrees that it will not make a request for compensation pursuant to any of Sections 4.9, 4.11, 4.12 or 4.13, or claim it is unable to make or maintain Eurodollar Loans or to create Bankers' Acceptances, unless such Lender at such time is making a similar claim for compensation or inability of all its borrowers which are similarly situated.


                                    SECTION 5

                                    GUARANTY

         5.1      GUARANTY OF PAYMENT.

         Subject to Section 5.7 below, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to each Lender, each Affiliate of a Lender that enters into a Hedging Agreement and the Agents the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise). This Guaranty is a guaranty of payment and not of collection and is a continuing guaranty and shall apply to all Guaranteed Obligations whenever arising.

         5.2      OBLIGATIONS UNCONDITIONAL.

         The obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or the Hedging Agreements, or any other agreement or instrument referred to therein, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each Guarantor agrees that this Guaranty may be enforced by the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or any other of the Credit Documents or any collateral, if any, hereafter securing the Guaranteed Obligations or otherwise and each Guarantor hereby waives the right to require the Lenders to proceed against a Borrower or any other Person (including a co-guarantor) or to require the Lenders to pursue any other remedy or enforce any other right. Each Guarantor further agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against a Borrower or any other Guarantor of the Guaranteed Obligations for amounts paid under this Guaranty until such time as the Lenders (and any Affiliates of Lenders entering into Hedging Agreements) have been paid in full, all Commitments under the Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents. Each Guarantor further agrees that nothing contained herein shall prevent the Lenders from suing on the Notes or any of the other Credit Documents or any of the Hedging Agreements or foreclosing its security interest in or Lien on any collateral, if any, securing the Guaranteed Obligations or from exercising any other rights available to it under this Credit

Agreement, the Notes, any other of the Credit Documents, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither any Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of a Borrower or by reason of the bankruptcy or insolvency of a Borrower. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance of by any Agent or any Lender upon this Guarantee or acceptance of this Guarantee. The Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee. All dealings between the Borrowers and any of the Guarantors, on the one hand, and the Agents and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantors further agree to all rights of set-off as set forth in Section 12.2.

         5.3      MODIFICATIONS.

         Each Guarantor agrees that (a) all or any part of the Collateral now or hereafter held for the Guaranteed Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) the Lenders shall not have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Guaranteed Obligations or the properties subject thereto; (c) the time or place of payment of the Guaranteed Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrowers and any other party liable for payment under the Credit Documents may be granted indulgences generally; (e) any of the provisions of the Notes or any of the other Credit Documents may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Borrowers or any other party liable for the payment of the Guaranteed Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Guaranteed Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

         5.4      WAIVER OF RIGHTS.

         Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Guaranty by the Lenders and of all extensions of credit to a Borrower by the Lenders; (b) presentment and demand for payment or performance of any of the Guaranteed Obligations; (c) protest and notice of dishonor or of default (except as specifically required in the Credit Agreement) with respect to the Guaranteed Obligations or with respect to any security therefor; (d) notice of the Lenders obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Guaranteed Obligations, or the Lenders' subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; (e) all other notices to which such Guarantor might otherwise be entitled; and (f) demand for payment under this Guaranty.

         5.5      REINSTATEMENT.

         The obligations of the Guarantors under this Section 5 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agents and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by an Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         5.6      REMEDIES.

         The Guarantors agree that, as between the Guarantors, on the one hand, and the Agents and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 10 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 10) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Guaranteed Obligations being deemed to have become automatically due and payable), such Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

         5.7      LIMITATION OF GUARANTY.

         Notwithstanding any provision to the contrary contained herein or in any of the other Credit Documents, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         5.8      RIGHTS OF CONTRIBUTION.

                  (a) The Total Facility Guarantors agree among themselves that, in connection with payments made hereunder, each Total Facility Guarantor shall have contribution rights against the other Total Facility Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Total Facility Guarantors under the Credit Documents and no Total Facility Guarantor shall exercise such rights of contribution until all Guaranteed Obligations have been paid in full and the Commitments terminated.

                  (b) The Canadian Facility Guarantors agree among themselves that, in connection with payments made hereunder, each Canadian Facility Guarantor shall have contribution rights against the other Canadian Facility Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Canadian Facility Guarantors under the Credit Documents and no Canadian Facility Guarantor shall exercise such rights of contribution until all Guaranteed Obligations have been paid in full and the Commitments terminated.


                                    SECTION 6

                              CONDITIONS PRECEDENT

         6.1      CLOSING CONDITIONS.

         The obligation of the Lenders to enter into this Credit Agreement and make the initial Extension of Credit is subject to satisfaction (or waiver by each of the Lenders) of the following conditions:

                  (a) Executed Credit Documents. Receipt by the U.S. Administrative Agent of duly executed copies of: (i) this Credit Agreement; (ii) the Notes; (iii) the Collateral Documents; and (iv) all other Credit Documents, each in form and substance reasonably acceptable to the U.S. Administrative Agent and the Lenders; provided that receipt by the U.S. Administrative Agent of an executed signature page to this Credit Agreement from a Lender shall be deemed approval by such Lender of the form and substance of the Credit Documents.

                  (b) Corporate Documents. Receipt by the U.S. Administrative Agent of the following:

                           (i) Charter Documents. Copies of the articles or
                  certificates of incorporation or other charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Effective Date.

                           (ii) Bylaws. A copy of the bylaws of each Credit
                  Party certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Effective Date.

                           (iii) Resolutions. Copies of resolutions of the Board
                  of Directors of each Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Effective Date.

                           (iv) Good Standing. Copies of (A) certificates of
                  good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of its incorporation and the state or other jurisdiction in which it has its chief executive office and/or principal place of business and (B) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                           (v) Incumbency. An incumbency certificate of each
                  Credit Party certified by a secretary or assistant secretary to be true and correct as of the Effective Date.

                  (c) Opinion of Counsel. Receipt by the U.S. Administrative Agent of an opinion or opinions from U.S. and Canadian legal counsel to the Credit Parties (which shall cover, among other things, authority, legality, validity, binding effect, and enforceability of the Credit Documents and the attachment, perfection and validity of Liens), reasonably satisfactory to the U.S. Administrative Agent, addressed to the U.S. Administrative Agent and/or the Canadian Administrative Agent and the applicable Lenders and dated as of the Effective Date.

                  (d) Financial Statements. Receipt by the Lenders of such financial information regarding the Credit Parties as they may request, including, but not limited to, (i) the consolidated financial statements of the Credit Parties and their Subsidiaries for their 1996, 1997 and 1998 fiscal years, including balance sheets, income statements and cash flow statements audited by independent public accountants of recognized national standing and prepared in accordance with GAAP and
         (ii) interim unaudited quarterly financial statements for the Credit Parties and their Subsidiaries, prepared in accordance with GAAP for the quarter ending as of March 31, 1999, prepared in accordance with GAAP.

                  (e) Subordinated Debt. Confirmation that the Credit Parties are in compliance with the terms and conditions of the Subordinated Debt.

                  (f) Permitted Receivables Facility. Review and approval by the U.S. Administrative Agent of the terms and conditions of the Permitted Receivables Facility and confirmation that the Credit Parties are in compliance thereof.

                  (g) Personal Property Collateral. The Collateral Agent shall have received, in form and substance reasonably satisfactory to the Collateral Agent:

                           (i) searches under the Uniform Commercial Code or
                  equivalent Canadian legislation ("UCC") in the jurisdiction of the chief executive office of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Lenders' security interest in the

                  Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

                           (ii) duly executed UCC financing statements for each
                  appropriate jurisdiction as is necessary, in the Collateral Agent's sole discretion, to perfect the Lenders' security interest in the Collateral;

                           (iii) searches of ownership of intellectual property
                  in the appropriate governmental offices as requested by the Collateral Agent and such patent, trademark and copyright filings as requested by the Collateral Agent;

                           (iv) all stock certificates evidencing the stock
                  pledged to the Collateral Agent pursuant to the Pledge Agreements, together with duly executed in blank undated stock powers attached thereto;

                           (v) all instruments and chattel paper in the
                  possession of a Credit Party, as required by the Security Agreements, together with allonges or assignments as may be necessary to perfect the Lenders' security interest in such Collateral;

                           (vi) in the case of any personal property Collateral
                  located at premises leased by a Credit Party, evidence that such estoppel letters, consents and waivers from the landlords of such real property as may be required by the Collateral Agent shall have been delivered to such landlords with an appropriate request for execution.

                  (h) Evidence of Insurance. Receipt by the Collateral Agent of copies of insurance policies or certificates of insurance of the Credit Parties evidencing liability and casualty insurance meeting the requirements set forth in the Credit Documents, including, but not limited to, naming the Collateral Agent as additional insured or loss payee on behalf of the Lenders.

                  (i) Litigation. There shall not exist (i) any order, decree, judgment, ruling or injunction which prohibits or restrains the consummation of the Credit Documents or (ii) any pending or, to the knowledge of any Credit Party, threatened action, suit, investigation or proceeding against a Credit Party that could have or could be reasonably expected to have a Material Adverse Effect.

                  (j) Officer's Certificates. The U.S. Administrative Agent shall have received a certificate or certificates executed by the chief financial officer of the U.S. Borrower as of the Effective Date stating that (i) the Parent and each of its Subsidiaries are in compliance with all existing material financial obligations, (ii) no action, suit, investigation or proceeding is pending or, to the knowledge of any Credit Party, threatened in any court or before any arbitrator or governmental instrumentality that purports to affect the Parent, any of its Subsidiaries or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have or could be reasonably expected to have a Material Adverse Effect,
         (iii) the financial statements and information delivered to the Administrative Agents on or before the Effective Date were prepared in good faith and in accordance with GAAP, and (iv) immediately after giving effect to this Credit Agreement, the other Credit Documents, and all the transactions contemplated therein to occur on such date, (A) no Default or Event of Default exists, (B) all representations and warranties contained herein, in the other Credit Documents are true and correct in all material respects, and (C) the Credit Parties are in compliance with each of the financial covenants set forth in Section 8.2.

                  (k) Solvency Certificate. The U.S. Administrative Agent shall have received a certificate, dated as of the Closing Date, from the chief financial officer of the U.S. Borrower as to the financial condition, solvency and related matters of the Credit Parties on a consolidated basis after giving effect to the initial Extensions of Credit hereunder.

                  (l) Material Adverse Effect. There shall not have occurred a Material Adverse Effect since December 31, 1998.

                  (m) Fees and Expenses. Payment by the Credit Parties of the fees and expenses owed by them pursuant to the terms of the Fee Letter and/or this Credit Agreement (including without limitation any fees or expenses owed pursuant to Section 12.5 for which demand has been made).

                  (n) Existing Credit Agreement; Other Indebtedness. Receipt by the U.S. Administrative Agent of evidence that: (i) that certain Credit Agreement, dated as of June 5, 1998, among the Parent, the Borrowers, The Chase Manhattan Bank, as U.S. Administrative Agent, The Chase Manhattan Bank Canada as Canadian Administrative Agent and the lenders party thereto (as amended or modified from time to time, the "Existing Credit Agreement"), and all documents executed or delivered in connection therewith, have been terminated, and (ii) all amounts owing in connection with the Existing Credit Agreement or any other Indebtedness of the Credit Parties and their Subsidiaries (other than Indebtedness permitted by the terms of this Credit Agreement) shall have been paid in full and all Liens granted in connection therewith shall have been or are agreed to be released upon such repayment in full.

                  (o) Year 2000 Problem. Receipt and review of information, in form and substance satisfactory to the U.S. Administrative Agent and the Lenders, confirming that (i) the Credit Parties and their subsidiaries are taking all necessary and appropriate steps to ascertain the extent of, and to quantify and successfully address, business and financial risks facing the Credit Parties and their Subsidiaries as a result of the Year 2000 Problem, including risks resulting from the failure of key vendors and customers of the Credit Parties and their Subsidiaries to successfully address the Year 2000 Problem, and (ii) each Credit Party's material computer applications and, to the knowledge of the Credit Parties and their Subsidiaries, those of its key vendors and customers will, on a timely basis, adequately address the Year 2000 Problem in all material respects.

                  (p) Other. Receipt and satisfactory review by the U.S. Administrative Agent and its counsel of such other documents, instruments, agreements or information as reasonably and timely requested by the U.S. Administrative Agent, its counsel or any Lender, including, but not limited to, shareholder agreements, management agreements and information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, contingent liabilities and management of the Credit Parties and their Subsidiaries.

         6.2      CONDITIONS TO ALL EXTENSIONS OF CREDIT.

         In addition to the conditions precedent stated elsewhere herein, the Lenders shall not be obligated to make Loans nor shall an Issuing Lender be required to issue or extend a Letter of Credit nor shall a Canadian Lender be required to create Bankers' Acceptances unless:

                  (a) Notice. The applicable Borrower shall have delivered (i) in the case of any new Revolving Loan, a Notice of Borrowing, duly executed and completed, by the time specified in Section 2.1 or Section 3.1, as applicable, (ii) in the case of any Letter of Credit, to the applicable Issuing Lender an appropriate request for issuance in accordance with the provisions of Section 2.2 or Section 3.2, as applicable, (iii) in the case of a Swingline Loan, to the applicable Swingline Lender, a Swingline Loan Request, duly executed and completed, by the time specified in Section 2.3 or Section 3.3, as applicable and (iv) in the case of a Bankers' Acceptance, to the Canadian Administrative Agent, an appropriate notice in accordance with
         Section 3.4.

                  (b) Representations and Warranties. The representations and warranties made by the Credit Parties in any Credit Document are true and correct in all material respects at and as if made as of such date except to the extent they expressly relate to an earlier date.

                  (c) No Default. No Default or Event of Default shall exist or be continuing either prior to or after giving effect thereto.

                  (d) Availability. Immediately after giving effect to the making of a Loan (and the application of the proceeds thereof) or to the issuance of a Letter of Credit or the creation of a Bankers' Acceptance, as the case may be, the sum of (i) U.S. Revolving Loans outstanding plus U.S. LOC Obligations outstanding plus U.S. Swingline Loans outstanding shall not exceed the U.S. Revolving Committed Amount and (ii) Canadian Revolving Loans outstanding plus Canadian LOC obligations outstanding plus Canadian Swingline Loans outstanding plus the Face Amount of BA Obligations shall not exceed the Canadian Revolving Committed Amount.

The delivery of each Notice of Borrowing, each Swingline Loan Request and each request for a Letter of Credit or Bankers' Acceptance shall constitute a representation and warranty by the applicable Borrower of the correctness of the matters specified in subsections (b), (c), and (d) above.

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                                    SECTION 7

                         REPRESENTATIONS AND WARRANTIES

         The Credit Parties hereby represent to the Agents and each Lender that:

         7.1      FINANCIAL CONDITION.

                  (a) The financial statements delivered to the Lenders prior to the Effective Date and pursuant to Section 8.1(a) and (b): (i) have been prepared in accordance with GAAP and (ii) present fairly the consolidated and consolidating (as applicable) financial condition, results of operations and cash flows of the Credit Parties and their Subsidiaries as of such date and for such periods.

                  (b) Since December 31, 1998 there has been no sale, transfer or other disposition by any Credit Party or any of its Subsidiaries of any material part of the business or property of the Credit Parties and their Subsidiaries taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Credit Parties and their Subsidiaries taken as a whole, in each case which is not (i) reflected in the most recent financial statements delivered to the Lenders pursuant to Section 8.1 or in the notes thereto or (ii) otherwise permitted by the terms of this Credit Agreement and communicated to the Administrative Agents. The Agents and the Lenders hereby acknowledge that the Parent on May 17, 1999 completed an initial public offering of
         11.2 million shares of its common stock, pursuant to which it received $201.3 million in gross proceeds.

         7.2      NO MATERIAL CHANGE.

         Since December 31, 1998, there has been no development or event relating to or affecting a Credit Party which has had or could be reasonably expected to have a Material Adverse Effect.

         7.3      ORGANIZATION AND GOOD STANDING.

         Each Credit Party that is domiciled in the United States (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the state (or other jurisdiction) of its incorporation, (b) is duly qualified and in good standing as a foreign corporation and authorized to do business in every jurisdiction unless the failure to be so qualified, in good standing or authorized could be reasonably expected to have a Material Adverse Effect and (c) has the requisite corporate power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted. Each Credit Party that is domiciled in Canada (a) is a corporation duly incorporated or amalgamated and validly subsisting under the laws of its jurisdiction of incorporation, (b) is duly qualified, licensed or registered to carry on its business in each jurisdiction where the failure to do so would have a Material Adverse Effect and (c) has the corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

         7.4      DUE AUTHORIZATION.

         Each Credit Party (a) has the requisite corporate power and authority to execute, deliver and perform this Credit Agreement and the other Credit Documents to which it is a party and to incur the obligations herein and therein provided for and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Credit Agreement and the other Credit Documents to which it is a party.

         7.5      NO CONFLICTS.

         Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by such Credit Party will (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation T, U or X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could have or could be reasonably expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

         7.6      CONSENTS.

         Except for consents, approvals and authorizations which have been obtained, no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party in respect of any Credit Party is required in connection with the execution, delivery or performance of this Credit Agreement or any of the other Credit Documents by such Credit Party.

         7.7      ENFORCEABLE OBLIGATIONS.

         This Credit Agreement and the other Credit Documents have been duly executed and delivered and constitute legal, valid and binding obligations of each Credit Party enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or moratorium laws or similar laws relating to or affecting creditors' rights generally or by general equitable principles.

         7.8      NO DEFAULT.

         No Credit Party, nor any of its Subsidiaries, is in default in any respect under any material contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Lenders.

         7.9      OWNERSHIP.

         Each Credit Party, and each of its Subsidiaries, is the owner of, and has good and marketable title to, or has a valid license to use all of its respective assets and none of such assets is subject to any Lien other than Permitted Liens.

         7.10     INDEBTEDNESS.

         The Credit Parties and their Subsidiaries have no Indebtedness except
(a) as disclosed in the financial statements referenced in Section 8.1, (b) as set forth on Schedule 7.10, and (c) as otherwise permitted by this Credit Agreement.

         7.11     LITIGATION.

         Except as set forth on Schedule 7.11, there are no material actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened against any Credit Party or any of its Subsidiaries.

         7.12     TAXES.

         Each Credit Party, and each of its Subsidiaries, has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due and payable (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) that are due and payable, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. To the knowledge of the Credit Parties, there are no amounts claimed to be due against any of them by any Governmental Authority.

         7.13     COMPLIANCE WITH LAW.

         Each Credit Party, and each of its Subsidiaries, is in compliance with all material Requirements of Law and all other material laws, rules, regulations, orders and decrees (including without limitation Environmental
Laws) applicable to it, or to its properties. No Requirement of Law could be reasonably expected to cause a Material Adverse Effect.

         7.14     ERISA.

         Except as would not cause or be reasonably expected to cause a Material Adverse Effect:

                  (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no Termination Event has occurred, and, to the knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any Termination Event could reasonably be expected to occur, with respect to any Plan;
         (ii) no "accumulated funding deficiency," as such term is defined in
         Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan;

         (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and
         (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

                  (b) The actuarial present value of all "benefit liabilities" (within the meaning of Section 4001 of ERISA) under each Single Employer Plan (determined utilizing the actuarial assumptions used to fund such Plans), whether or not vested, did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the fair market current value as of such date of the assets of such Plan allocable to such accrued liabilities.

                  (c) Neither the Parent, nor any of its Subsidiaries, nor any ERISA Affiliate has incurred, or, to the knowledge of such parties, are reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Parent, nor any of its Subsidiaries, nor any ERISA Affiliate has received any notification pursuant to ERISA that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and, to the best knowledge of such parties, no Multiemployer Plan is reasonably expected to be in reorganization, insolvent, or terminated.

                  (d) No nonexempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or is reasonably expected to subject the Parent or any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Parent or any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

                  (e) The present value of the liability of the Parent and its Subsidiaries and each ERISA Affiliate for post-retirement welfare benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA), net of all assets under all such Plans allocable to such benefits, are reflected on the Financial Statements in accordance with FASB 106.

                  (f) Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in material compliance with such sections.

         7.15     SUBSIDIARIES.

         Set forth on Schedule 7.15 is a complete and accurate list of all Subsidiaries of each Credit Party. Information on Schedule 7.15 includes jurisdiction of incorporation, the number of shares of each class of Capital Stock outstanding, the number and percentage of outstanding shares of each class of Capital Stock owned (directly or indirectly) by such Credit Party, and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Capital Stock of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned by each such Credit Party, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). Other than as set forth in Schedule 7.15, neither any Credit Party nor any Subsidiary thereof has outstanding any securities convertible into or exchangeable for its Capital Stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock.
Schedule 7.15 may be updated from time to time by the Borrowers by giving written notice thereof to the Administrative Agents.

         7.16     USE OF PROCEEDS.

         The proceeds of the Loans hereunder will be used solely for the purposes specified in Section 8.11. No proceeds of the Loans hereunder have been or will be used for the Acquisition of another Person unless the board of directors (or other comparable governing body) or stockholders, as appropriate, of such Person has approved such Acquisition.

         7.17     GOVERNMENT REGULATION.

                  (a) No part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the U.S. Administrative Agent, the Borrower will furnish to the U.S. Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U. No Indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Credit Parties and their Subsidiaries. None of the transactions contemplated by the Credit Documents (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of (i) the Securities Act of 1933, as amended, (ii) the Securities Exchange Act of 1934, as amended, (iii) regulations issued pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, or (iv) Regulations T, U or X.

                  (b) No Credit Party, nor any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, no Credit Party, nor any of its Subsidiaries, is
         (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by an "investment company", or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (c) No director, executive officer or principal shareholder of any Credit Party or any of its Subsidiaries is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director", "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O.

         7.18     ENVIRONMENTAL MATTERS.

                  (a) Except as would not have or be reasonably expected to have a Material Adverse Effect:

                           (i) Each of the real properties owned or operated by
                  the Credit Parties and their Subsidiaries (the "Real Properties") and all operations at the Real Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Real Properties or the businesses operated by the Credit Parties or any of their Subsidiaries (the "Businesses"), and there are no conditions relating to the Businesses or Real Properties that would reasonably be expected to give rise to liability under any applicable Environmental Laws.

                           (ii) No Credit Party, nor any of its Subsidiaries,
                  has received any written notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding Hazardous Materials or compliance with Environmental Laws with regard to any of the Real Properties or the Businesses, nor, to the knowledge of a Credit Party, is any such notice being threatened.

                           (iii) Hazardous Materials have not been transported
                  or disposed of from the Real Properties, or generated, treated, stored or disposed of at, on or under any of the Real Properties or any other location, in each case by, or on behalf or with the permission of, a Credit Party or any of its Subsidiaries in a manner that would give rise to liability under any applicable Environmental Laws.

                           (iv) No judicial proceeding or governmental or
                  administrative action is pending or, to the knowledge of a Credit Party, threatened under any Environmental Law to which a Credit Party or any of its Subsidiaries is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to a Credit Party or any of its Subsidiaries, the Real Properties or the Businesses.

                           (v) There has been no release (including, without
                  limitation, disposal) or threat of release of Hazardous Materials at or from the Real Properties, or arising from or related to the operations of a Credit Party or any of its Subsidiaries in connection with the Real Properties or otherwise in connection with the Businesses where such release constituted a violation of, or would give rise to liability under, any applicable Environmental Laws.

                           (vi) None of the Real Properties contains, or has
                  previously contained, any Hazardous Materials at, on or under the Real Properties in amounts or concentrations that, if released, constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

                           (vii) No Credit Party, nor any of its Subsidiaries,
                  has assumed any liability of any Person (other than another Credit Party or Subsidiary thereof) under any Environmental Law.

                  (b) The Credit Parties have adopted procedures that are designed to (i) ensure that each Credit Party, any of its operations and each of the properties owned or leased by each Credit Party complies with applicable Environmental Laws and (ii) minimize any liabilities or potential liabilities that each Credit Party, any of its operations and each of the properties owned or leased by each Credit Party may have under applicable Environmental Laws.

         7.19     INTELLECTUAL PROPERTY.

         Each Credit Party owns, or has the legal right to use, all patents, trademarks, tradenames, copyrights, technology, know-how and processes (the "Intellectual Property") necessary for each of them to conduct its business as currently conducted. Except as set forth on Schedule 7.19, (a) no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Intellectual Property and (b) no action or proceeding is pending seeking to limit, cancel or question the validity of any Intellectual Property. Set forth on Schedule 7.19 is a list of all patents, registered and material unregistered trademarks, tradenames and registered copyrights owned by each Credit Party or that any Credit Party has the right to use. Except as provided on Schedule 7.19, no claim has been asserted against any Credit Party or its Subsidiaries in writing and is pending by any Person challenging or questioning the use of any Intellectual Property owned by a Credit Party or its Subsidiaries or that any Credit Party or its Subsidiaries has a right to use or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party have knowledge of any such claim, and to the Credit Parties' knowledge the use of any Intellectual Property by the Credit Parties and their Subsidiaries does not infringe on the rights of any Person. Schedule 7.19 may be updated from time to time by the Borrowers by giving written notice thereof to the Administrative Agents.

         7.20     SOLVENCY.

         Each Credit Party is and, after consummation of the transactions contemplated by this Credit Agreement, will be Solvent.

         7.21     INVESTMENTS.

         All Investments of each Credit Party and its Subsidiaries are (a) as set forth on Schedule 7.21 or (b) Permitted Investments.

         7.22     LOCATION OF COLLATERAL.

         Set forth on Schedule 7.22(a) is a list of all locations where any personal property of a Credit Party is located, including county and state where located. Set forth on Schedule 7.22(b) is the chief executive office and principal place of business of each Credit Party. Schedules 7.22(a) and 7.22(b) may be updated from time to time by the Borrowers by giving written notice thereof to the Administrative Agents.

         7.23     DISCLOSURE.

         Neither this Credit Agreement nor any financial statements delivered to the Administrative Agents or the Lenders nor any other document, certificate or statement furnished to the Administrative Agents or the Lenders by or on behalf of any Credit Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, taken as a whole, not misleading.

         7.24     LICENSES, ETC.

         The Credit Parties have obtained and hold in full force and effect, all material franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the operation of their respective businesses as presently conducted.

         7.25     COLLATERAL DOCUMENTS.

         The Collateral Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens are currently perfected security interests and Liens, prior to all other Liens other than Permitted Liens.

         7.26     BURDENSOME RESTRICTIONS.

         No Credit Party, nor any of its Subsidiaries, is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any Requirement of Law which, individually or in the aggregate, could have or could be reasonably expected to have a Material Adverse Effect.

         7.27     YEAR 2000 COMPLIANCE.

         Each Credit Party reasonably believes that the Year 2000 Problem has been appropriately addressed by it and the Year 2000 Problem will not exist with respect to it, to the extent such Year 2000 Problem could cause or could be reasonably expected to cause a Material Adverse Effect.

         7.28     LABOR CONTRACTS AND DISPUTES.

         Except as disclosed on Schedule 7.28, to any Credit Party's knowledge
(a) there is no collective bargaining agreement or other labor contract covering employees of any Credit Party; (b) no union or other labor organization is seeking to organize, or be recognized as, a collective bargaining unit of employees of any Credit Party; and (c) there is no pending or threatened strike, work stoppage, material unfair labor practice claim or other material labor dispute against or affecting any Credit Party or its employees.

         7.29     BROKER'S FEES.

         No Credit Party will pay or agree to pay, or reimburse any other Person (other than an Agent or Lender) with respect to, any finder's, broker's, investment banking or other similar fee in connection with any of the transactions evidenced by the Credit Documents.


                                    SECTION 8

                              AFFIRMATIVE COVENANTS

         Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Loans, LOC Obligations and BA Obligations, together with interest and fees and other obligations then due and payable hereunder, have been paid in full (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) and the Commitments, Letters of Credit and Bankers' Acceptances hereunder shall have terminated:

         8.1      INFORMATION COVENANTS.

         The Credit Parties will furnish, or cause to be furnished, to the Administrative Agents and, unless otherwise specified below, each of the
Lenders:

                  (a) Annual Financial Statements. To the U.S. Administrative Agent (with sufficient copies for all of the Lenders), as soon as available, and in any event within 90 days after the close of each fiscal year of the Parent, a consolidated balance sheet and income statement of the Parent and its Subsidiaries, as of the end of such fiscal year, together with related consolidated statements of operations, retained earnings and cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agents and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any manner.

                  (b) Quarterly Financial Statements. To the U.S. Administrative Agent (with sufficient copies for all of the Lenders), as soon as available, and in any event within 45 days after the close of each of the first three fiscal quarters of the fiscal year of the Parent, a consolidated balance sheet and income statement of the Parent and its Subsidiaries, as of the end of such quarter, together with related consolidated statements of cash flow for such quarter, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the U.S. Administrative Agent and accompanied by a certificate of the chief financial officer of the U.S. Borrower to the effect that such consolidated statements have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

                  (c) Officer's Certificate. To the U.S. Administrative Agent, at the time of delivery of the financial statements provided for in Sections 8.1(a) and 8.1(b) above, a certificate of the chief financial officer of the U.S. Borrower substantially in the form of Exhibit 8.1(c), (i) demonstrating compliance with the financial covenants contained in Section 8.2 by calculation thereof as of the end of each such period, (ii) demonstrating compliance with any other terms of this Credit Agreement as requested by either Administrative Agent and (iii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Borrowers propose to take with respect thereto. If necessary, the Parent shall deliver financial statements prepared in accordance with GAAP as of the Closing Date, to the extent GAAP has changed since the Closing Date, in order to show compliance with the terms of this Credit Agreement, including Section 8.2.

                  (d) Annual Business Plan and Budgets. To the U.S. Administrative Agent (with sufficient copies for all of the Lenders), as soon as available, and in any event within 45 days after the end of each fiscal year of the Parent, an annual business plan and budget of the Parent and its Subsidiaries on a consolidated basis containing, among other things, pro forma quarterly financial projections for the next fiscal year.

                  (e) Permitted Receivables Financing. Upon any of the Credit Parties obtaining knowledge thereof, the Borrowers will give written notice to the U.S. Administrative Agent promptly (and in any event within two Business Days) of (i) any affirmative decision by a party to a Permitted Receivables Financing not to extend the scheduled termination date of such Permitted Receivables Financing or (ii) a termination (whether scheduled or unscheduled) of a Permitted Receivables Financing that is reasonably likely to occur within 60 days.

                  (f) Auditor's Reports. To the U.S. Administrative Agent, promptly upon receipt thereof, a copy of any "management letter" submitted by independent accountants to the Parent or any of its Subsidiaries in connection with any annual, interim or special audit of the books of the Parent or any of its Subsidiaries.

                  (g) Reports. Promptly upon transmission or receipt thereof,
         (a) copies of any public filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as the Parent or any of its Subsidiaries shall send to its shareholders generally and (b) upon the written request of the U.S. Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

                  (h) Notices. Upon an officer of a Credit Party obtaining knowledge thereof, the Borrowers will give written notice to the Administrative Agents immediately of (a) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (b) the occurrence of any of the following with respect to the Parent or any of its Subsidiaries: (i) the pendency or commencement of any litigation, arbitral or governmental proceeding against a Credit Party or any of its Subsidiaries which if adversely determined could have or could be reasonably expected to have a Material Adverse Effect, (ii) the institution of any proceedings against a Credit Party or any of its Subsidiaries with respect to, or the receipt of written notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation (including but not limited to, Environmental Laws), the violation of which could have or could be reasonably expected to have a Material Adverse Effect, (iii) any information that a Credit Party may have a Year 2000 Problem, or (iv) any loss of or damage to any property of a Credit Party or the commencement of any proceeding for the condemnation or other taking of any property of a Credit Party, if such loss, damage or proceeding could have or could be reasonably expected to have a Material Adverse Effect.

                  (i) ERISA. Upon any of the Credit Parties or any ERISA Affiliate obtaining knowledge thereof, the Borrowers will give written notice to the U.S. Administrative Agent promptly (and in any event within two Business Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, a Termination Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Credit Parties or any of their ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which a Credit Party or any ERISA Affiliates is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect; together with a description of any such event or condition or a copy of any such notice and a statement by the principal financial officer of the U.S. Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, a Credit Party shall furnish the U.S. Administrative Agent and each of the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

                  (j)      Environmental.

                           (i) Subsequent to a notice from any Governmental
                  Authority where the subject matter of such notice would reasonably cause concern or during the existence of an Event of Default, and upon the written request of an Administrative Agent, the Credit Parties will furnish or cause to be furnished to such Administrative Agent, at the Credit Parties' expense, a report of an environmental assessment of reasonable scope, form and depth, including, where appropriate, invasive soil or groundwater sampling, by a consultant reasonably acceptable to such Administrative Agent addressing the subject of such notice or, if during the existence of an Event of Default, regarding any release or threat of release of Hazardous Materials on any real property owned, leased or operated by a Credit Party and the compliance by the Credit Parties with Environmental Laws. If the Credit Parties fail to deliver such an environmental assessment within sixty (60) days after receipt of such written request, then the applicable Administrative Agent may arrange for same, and the Credit Parties hereby grant to such Administrative Agent and its representatives access to the Real Properties and a license of a scope reasonably necessary to undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by an Administrative Agent pursuant to this provision will be payable by the Credit Parties on demand and added to the obligations secured by the Collateral Documents.

                           (ii) Each Credit Party will conduct and complete all
                  investigations, studies, sampling and testing and all remedial, removal and other actions necessary to address all Hazardous Materials on, from, or affecting any real property owned, leased or operated by such Credit Party to the extent necessary to be in compliance with all Environmental Laws and all other applicable federal, state, and local laws, regulations, rules and policies and with the orders and directives of all Governmental Authorities exercising jurisdiction over such real property to the extent any failure could have or could be reasonably expected to have a Material Adverse Effect.

                  (k) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of the Credit Parties and their Subsidiaries as an Administrative Agent may reasonably request.

         8.2      FINANCIAL COVENANTS.

                  (a) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Credit Parties, for the twelve month period ending on such date, shall be less than or equal to the ratio shown below for the period corresponding thereto:

                  Period                                                                             Ratio
                  ------                                                                             -----
                  From the Closing Date through June 30, 2000                                        4.25 to 1.0
                  From July 1, 2000 through June 30, 2001                                            4.00 to 1.0
                  From July 1, 2001 and thereafter                                                   3.75 to 1.0

                  (b) Interest Coverage Ratio. The Interest Coverage Ratio shall be greater than or equal to the ratio shown below for the period corresponding thereto:

                  Period                                                                             Ratio
                  ------                                                                             -----
                  For the one quarter period ending September 30, 1999                               2.25 to 1.0
                  For the two quarter period ending December 31, 1999                                2.25 to 1.0
                  For the three quarter period ending March 31, 2000                                 2.25 to 1.0
                  For the four quarter period ending June 30, 2000                                   2.25 to 1.0
                  As of the end of each fiscal quarter of the Credit Parties thereafter, for the     2.50 to 1.0
                  four quarter period ending on such date

                  (c) Working Capital Ratio. The ratio of (i) Working Capital to
         (ii) Total Senior Debt shall, at all times, be greater than or equal to
         1.20 to 1.0.

         8.3      PRESERVATION OF EXISTENCE AND FRANCHISES.

         Each of the Credit Parties will do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority except as permitted by Section 9.4.

         8.4      BOOKS AND RECORDS.

         The Parent will, and will cause its Subsidiaries domiciled in the United States to, keep complete and accurate books and records of its transactions in accordance with GAAP (including the establishment and maintenance of appropriate reserves). The Canadian Borrower will, and will cause its Subsidiaries domiciled in Canada to, keep (or have kept for them by the Parent or the U.S. Borrower) complete and accurate books and records of its transactions in accordance with GAAP.

         8.5      COMPLIANCE WITH LAW.

         Each of the Credit Parties will, and will cause its Subsidiaries to, comply in all material respects with all laws, rules, regulations and orders, and all applicable material restrictions imposed by all Governmental Authorities, applicable to it and its property (including, without limitation, Environmental Laws).

         8.6      PAYMENT OF TAXES AND OTHER INDEBTEDNESS.

         Each of the Credit Parties will, and will cause its Subsidiaries to, pay, settle or discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) all of its other Indebtedness as it shall become due (to the extent such repayment is not otherwise prohibited by this Credit Agreement); provided, however, that a Credit Party shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) would give rise to an immediate right to foreclose or collect on a Lien securing such amounts, but only to the extent such amounts are in excess of $100,000 in the aggregate, or (ii) could have or could be reasonably expected to have a Material Adverse Effect.

         8.7      INSURANCE.

         Each of the Credit Parties will, and will cause its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) from reputable insurance companies having a rating of at least A by Best's Rating Services, in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice. All policies shall have the U.S. Administrative Agent, on behalf of the Lenders, named as an additional insured and loss payee.

         In the event there occurs any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the U.S. Administrative Agent generally describing the nature and extent of such loss, damage or destruction. Subsequent to any loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Credit Party's cost and expense, will promptly repair or replace the Collateral of such Credit Party so lost, damaged or destroyed; provided, however, that such Credit Party need not repair or replace the Collateral of such Credit Party so lost, damaged or destroyed to the extent the failure to make such repair or replacement (a) is desirable to the proper conduct of the business of such Credit Party in the ordinary course and otherwise is in the best interest of such Credit Party and (b) would not materially impair the rights and benefits of the Agents or the Lenders under this Credit Agreement or any other Credit Document.

         The Administrative Agent is authorized, but not obligated, as the attorney-in-fact of each of the Credit Parties and for the benefit of the Lenders, upon the occurrence of an Event of Default, without the consent of the applicable Credit Party, (i) to adjust and compromise proceeds payable under such insurance policies, (ii) to collect, receive and give receipts for such insurance proceeds in the name of such Credit Party, the U.S. Administrative Agent and the Lenders and (iii) to endorse such Credit Party's name upon any instrument in payment thereof.

         In the event a Credit Party shall receive any insurance proceeds as a result of any loss, damage or destruction of Collateral in a net amount in excess of $1,000,000, such Credit Party will immediately pay over such proceeds to the Collateral Agent as cash collateral for the Credit Party Obligations. The Collateral Agent agrees to release such insurance proceeds to such Credit Party for replacement or restoration of the portion of the Collateral of such Credit Party lost, damaged or destroyed if (A) within 30 days from the date the Collateral Agent receives such insurance proceeds, the Collateral Agent receives written application for such release from such Credit Party together with evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced (by Collateral having a value at least equal to the asset subject to the loss, damage or destruction) or restored to its condition immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds and (B) on the date of such release no Default or Event of Default exists. If the conditions in the preceding sentence are not met, the Collateral Agent may or, upon the request of the Required Lenders, shall at any time after the first Business Day subsequent to the date 30 days after it received such insurance proceeds, forward such proceeds to the applicable Administrative Agent so it can apply such insurance proceeds as a mandatory prepayment of the Credit Party Obligations. All insurance proceeds shall be subject to the security interest of the Lenders under the Collateral Documents. All insurance policies maintained hereunder shall contain a clause providing that such policies may not be canceled, reduced in coverage or otherwise modified without 30 days prior written notice to the U.S. Administrative Agent.

         The present insurance coverage of the Credit Parties and their Subsidiaries is outlined as to carrier, policy number, expiration date, type and amount on Schedule 8.7. Schedule 8.7 shall be amended and updated by the Credit Parties no less frequently than annually or upon the request of the Administrative Agents.

         8.8      MAINTENANCE OF PROPERTY.

         Each of the Credit Parties will, and will cause its Subsidiaries to, maintain and preserve its properties and equipment in good repair, working order and condition, normal wear and tear excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

         8.9      PERFORMANCE OF OBLIGATIONS.

         Each of the Credit Parties will, and will cause its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

         8.10     COLLATERAL.

                  (a) The Credit Parties will, and will cause their Subsidiaries to, at their own expense, (i) deliver to the Collateral Agent, within 90 days after the Closing Date, an executed landlord waiver or estoppel letter in a form acceptable to the Collateral Agent with respect to the regional distribution center of the Credit Parties in Sparks, Nevada,
         (ii) use commercially reasonable efforts to cause to be delivered to the Collateral Agent as soon as practicable following the Closing Date an executed landlord waiver or estoppel letter in a form acceptable to the Collateral Agent with respect to the other material leased real property of the Credit Parties (it being understood that no Default or Event of Default will result solely from a failure of the Credit Parties to obtain and deliver executed landlord waivers or estoppel letters with respect to 100% of their other material leased real property subject to this clause (ii), as long as the Credit Parties use commercially reasonable efforts to obtain and deliver such waivers and estoppel letters) and (iii) deliver to the Collateral Agent, promptly upon its request, copies of the leases entered into by the Credit Parties with respect to their material leased real property.

                  (b) If, subsequent to the Closing Date, a Credit Party shall
         (a) acquire any patented, registered or applied for intellectual property or any securities or (b) acquire any other personal property required to be delivered to the Collateral Agent as Collateral hereunder or under any of the Collateral Documents, the U.S. Borrower shall immediately notify the Collateral Agent of same. Each Credit Party shall take such actions (including, but not limited to, the actions set forth in Section 6.1(g)) as reasonably requested by the Collateral Agent and at its own expense, to ensure that the Lenders have a perfected Lien in such personal property of the Credit Parties as set forth in the Security Agreements and the Pledge Agreements (whether now owned or hereafter acquired), subject only to Permitted Liens. Each Credit Party shall adhere to the covenants regarding the location of personal property as set forth in the Security Agreements.

                  (c) If Fife has not been sold within 180 days of the Closing Date, the Credit Parties shall take such actions as reasonably requested by the Collateral Agent and at their own expense, to (i) ensure that the Lenders have a perfected Lien in the equity interest in Fife owned by the Credit Parties on the terms set forth in the U.S. Pledge Agreement and (ii) pledge to the Collateral Agent, for the benefit of the Lenders, the promissory note issued by Fife to the U.S. Borrower.

         8.11     USE OF PROCEEDS.

         The Credit Parties will use the proceeds of the Loans solely (a) to repay Indebtedness owing under the Existing Credit Agreement, (b) to provide working capital for the Credit Parties and (c) for general corporate purposes of the Credit Parties, including Permitted Acquisitions and permitted Capital Expenditures. The Credit Parties will use the Letters of Credit solely for the purposes set forth in Section 2.2(a) and Section 3.2(a).

         8.12     AUDITS/INSPECTIONS.

         Upon reasonable notice and during normal business hours, each Credit Party will permit representatives appointed by the Administrative Agents, including, without limitation, independent accountants, agents, attorneys and appraisers to visit and inspect such Credit Party's property, including its books and records, its accounts receivable (other than accounts receivable sold to a Receivables Subsidiary pursuant to a Permitted Receivables Financing) and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agents or their representatives to investigate and verify the accuracy of information provided to the Lenders, including, without limitation, the performance of collateral valuation reviews from time to time, and to discuss all such matters with the officers, employees and representatives of the Credit Parties. The Credit Parties agree that the Collateral Agent may conduct such collateral reviews, at the Credit Parties' expense, as it reasonably deems appropriate; provided that, absent an Event of Default, such reviews shall not occur more frequently than once a year.

         8.13     ADDITIONAL CREDIT PARTIES.

         At the time any Person becomes a Subsidiary of a Credit Party, the Borrowers shall so notify the Administrative Agents and promptly thereafter (but in any event within 30 days after the date thereof or within such longer period of time as agreed to by an Administrative Agent):

                  (a) if such Person is a Subsidiary (other than a Receivables Subsidiary) domiciled in the United States, shall cause such Person to become a Total Facility Guarantor by (i) executing a Joinder Agreement in substantially the same form as Exhibit 8.13, (ii) causing all of the Capital Stock of such Person owned by a Credit Party to be delivered to the Collateral Agent (together with undated stock powers signed in blank) and pledged to the Collateral Agent to secure its parent's guaranty of the Guaranteed Obligations pursuant to an appropriate pledge agreement in substantially the form of the U.S. Pledge Agreement (or a modification to the existing U.S. Pledge Agreement) and otherwise in a form reasonably acceptable to the Collateral Agent, (iii) pledging all of its personal property assets located in the United States to the Collateral Agent to secure its guaranty of the Guaranteed Obligations pursuant to an appropriate security agreement in substantially the form of the U.S. Security Agreement (or a joinder to the existing U.S. Security Agreement) and otherwise in a form reasonably acceptable to the Collateral Agent, (iv) if such Person has any Subsidiaries domiciled in the United States or any Material Foreign Subsidiaries,
         (A) delivering (x) 100% of the Capital Stock of such Subsidiaries domiciled in the United States owned by it and (y) 65% of the Capital Stock of such Material Foreign Subsidiaries owned by it (in each case together with undated stock powers signed in blank) to the Collateral Agent and (B) executing an appropriate pledge agreement in substantially the form of the U.S. Pledge Agreement (or a joinder to the existing U.S. Pledge Agreement) and otherwise in a form acceptable to the Collateral Agent, in each of cases (A) and (B) to secure its guaranty of the Guaranteed Obligations, and (v) if such Person leases any real property, using its commercially reasonable efforts to cause to be delivered a landlord waiver or estoppel letter with respect thereto in a form acceptable to the Collateral Agent;

                  (b) if such Person is a Subsidiary (other than a Receivables Subsidiary) domiciled in Canada, shall cause such Person to become a Canadian Facility Guarantor by (i) executing a Joinder Agreement in substantially the same form as Exhibit 8.13, (ii) causing all of the Capital Stock of such Person owned by a Credit Party to be delivered to the Collateral Agent (together with undated stock powers signed in blank) and pledged to the Collateral Agent to secure its parent's guaranty of the Guaranteed Obligations pursuant to an appropriate pledge agreement in substantially the form of the Canadian Pledge Agreement (or a modification to the existing Canadian Pledge Agreement) and otherwise in a form reasonably acceptable to the Collateral Agent,
         (iii) pledging all of its personal property assets located in Canada to the Collateral Agent to secure its guaranty of the Guaranteed Obligations pursuant to an appropriate security agreement in substantially the form of the Canadian Security Agreement (or a joinder to the existing Canadian Security Agreement) and otherwise in a form reasonably acceptable to the Collateral Agent, (iv) if such Person has any Subsidiaries domiciled in the United States or Canada or any Material Foreign Subsidiaries, (A) delivering all of the Capital Stock of such Subsidiaries owned by it (together with undated stock powers signed in blank) to the

         Collateral Agent and (B) executing an appropriate pledge agreement in substantially the form of the Canadian Pledge Agreement (or a joinder to the existing Canadian Pledge Agreement) and otherwise in a form acceptable to the Collateral Agent, in each of cases (A) and (B) to secure its guaranty of the Guaranteed Obligations, and (v) if such Person leases any real property, using its commercially reasonable efforts to cause to be delivered a landlord waiver or estoppel letter with respect thereto in a form acceptable to the Collateral Agent; provided, however, that if such Person is prohibited by applicable Canadian federal or provincial corporate law from becoming a Canadian Facility Guarantor (as evidenced by an opinion of Canadian counsel to the Credit Parties delivered to the Administrative Agents), then this
         Section 8.13(b) shall not require such Person to become a Canadian Facility Guarantor so long as such prohibition continues in effect, and if the extent to which such Person is permitted to guaranty the Canadian Credit Party Obligations is limited by applicable Canadian federal or provincial corporate law (as evidenced by an opinion of Canadian counsel to the Credit Parties delivered to the Administrative Agents), such Person shall, so long as such limitation continues in effect, be required under this Section 8.13(b) to guaranty such obligations only to the extent thereby permitted; and

                  (c) if such Person is (i)(A) a Receivables Subsidiary domiciled in the United States and owned directly by one or more U.S. Credit Parties, (B) a Receivables Subsidiary domiciled in Canada and owned directly by one or more Canadian Credit Parties or (C) a Material Foreign Subsidiary owned directly by one or more Canadian Credit Parties, cause 100% of the Capital Stock of such Person to be pledged to the Collateral Agent and (ii) a Material Foreign Subsidiary owned directly by one or more U.S. Credit Parties, cause 65% of the Capital Stock of such Person to be pledged to the Collateral Agent, in each case in a manner reasonably acceptable to the Collateral Agent and to the extent that no materially adverse tax consequences would result therefrom.

In each case, the Borrowers shall (A) deliver such other documentation as the Collateral Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the attachment, perfection and validity of any Liens created thereby), all in form, content and scope reasonably satisfactory to the Collateral Agent and (B) provide to the U.S. Administrative Agent (i) a new Schedule 7.15 which shall reflect the information regarding such new Subsidiary required by Section 7.15, and (ii) if applicable, a new Schedule 2(a) to the appropriate Pledge Agreement which shall reflect the pledge of the Capital Stock of such new Subsidiary.


                                    SECTION 9

                               NEGATIVE COVENANTS

         Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Loans, LOC Obligations and BA Obligations, together with interest, fees and other obligations then due and payable hereunder, have been paid in full and the Commitments, Letters of Credit and Bankers' Acceptances hereunder shall have terminated:

         9.1      INDEBTEDNESS.

         No Credit Party will, nor will it permit its Subsidiaries to, contract, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

                  (b) Indebtedness existing as of the Closing Date as referenced in Section 7.10 (and renewals, refinancings, replacements or extensions thereof on terms and conditions no more favorable, in the aggregate, to such creditor than such existing Indebtedness and in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing, replacement or extension; provided, however, that, with respect to any Indebtedness which is being renewed, refinanced, replaced or extended, the principal amount thereof which is permitted to be renewed, refinanced, replaced or extended pursuant to the terms of this clause (b) shall be an amount less than or equal to the aggregate commitments of the lenders under the documents evidencing the Indebtedness which is being so renewed, refinanced, replaced or extended plus any financed fees and expenses, including without limitation prepayment premiums and break funding fees, incurred by the applicable Credit Party in connection with any such renewal, refinancing, replacement or extension);

                  (c) Indebtedness in respect of current accounts payable and accrued expenses incurred in the ordinary course of business and to the extent not current, accounts payable and accrued expenses that are subject to (i) bona fide dispute or (ii) an inventory assistance plan or a similar supplier agreement; provided that the total of such Indebtedness permitted pursuant to clause (ii) hereof shall not exceed $25,000,000 at any one time outstanding.

                  (d) Indebtedness owing from the U.S. Borrower to its Subsidiaries domiciled in the United States (other than a Receivables Subsidiary) or from such Subsidiaries in the United States to the U.S. Borrower;

                  (e) Indebtedness from the Canadian Borrower to its Subsidiaries domiciled in Canada (other than a Receivables Subsidiary) or from such Subsidiaries in Canada to the Canadian Borrower;

                  (f) purchase money Indebtedness (including Capital Leases) to finance the purchase of fixed assets (including equipment); provided that (i) the total of all such Indebtedness for all such Persons taken together, together with any outstanding sale leaseback transactions permitted under clause (i) of Section 9.6, shall not exceed, in the aggregate, $20,000,000 at any one time outstanding (in addition to any such Indebtedness referred to in subsection (b) above); (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                  (g) the Subordinated Debt or Permitted Subordinated Refinancing Debt;

                  (h) other subordinated Indebtedness; provided that (i) the aggregate amount of such Indebtedness does not exceed $200,000,000 at any one time outstanding (in addition to the Indebtedness referred to in subsection (g) above); (ii) such Indebtedness is unsecured; (iii) the loan documentation with respect to such Indebtedness shall not contain covenants or default provisions relating to any Credit Party or any of its Subsidiaries that are more restrictive than the covenants and default provisions contained in the Credit Documents; (iv) the scheduled maturity of all principal with respect to such Indebtedness is subsequent to the Maturity Date and (v) the other terms of, and the documentation evidencing, such Indebtedness are reasonably acceptable to the U.S. Administrative Agent;

                  (i) Indebtedness arising from Hedging Agreements entered into in the ordinary course of business and not for speculative purposes;

                  (j) Indebtedness arising from judgments that do not cause an Event of Default;

                  (k) Indebtedness not to exceed, in the aggregate, $15,000,000 at any one time outstanding assumed in connection with Permitted Acquisitions; provided that such Indebtedness existed at the time of the relevant Permitted Acquisition and was not incurred in contemplation thereof;

                  (l) Indebtedness constituting unsecured seller financing not to exceed, in the aggregate, $100,000,000 at any one time outstanding incurred in connection with Permitted Acquisitions;

                  (m) secured or unsecured Indebtedness incurred by Subsidiaries of the Parent that are domiciled outside the United States and Canada not to exceed, in the aggregate, $10,000,000 at any one time outstanding;

                  (n) guaranties not to exceed, in the aggregate, $10,000,000 at any one time outstanding of loans from PNC Bank National Association or one of its Affiliates to senior managers of a Borrower, which loans finance such senior managers' participation in the Borrowers' stock purchase programs;

                  (o) Indebtedness arising from a Permitted Receivables Financing incurred by the U.S. Credit Parties and/or their Subsidiaries domiciled in the United States (including a Receivables Subsidiary) not to exceed $375,000,000 at any one time outstanding;

                  (p) Indebtedness permitted by clause (i) or clause (iii) of
         Section 9.6;

                  (q) Indebtedness the proceeds of which are used to finance the U.S. Borrower's headquarters location, provided that the total of all such Indebtedness, together with any outstanding sale leaseback transactions permitted under clause (ii) of Section 9.6, (i) does not exceed, in the aggregate, $20,000,000 at any one time outstanding and (ii) is included in the definition of Adjusted Funded Debt for purposes of calculating the Applicable Percentages and the financial covenants set forth in Section 8.2; and

                  (r) other unsecured Indebtedness up to $10,000,000, in the aggregate, at any one time outstanding.

         9.2      LIENS.

         No Credit Party will, nor will it permit its Subsidiaries to, contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or after acquired, except for Permitted Liens.

         9.3      NATURE OF BUSINESS.

         No Credit Party will, nor will it permit its Subsidiaries to, alter the character of its business from that conducted as of the Effective Date or engage in any business other than the business conducted as of the Effective Date and activities which are substantially similar or related thereto or logical extensions thereof.

         9.4      CONSOLIDATION AND MERGER.

         No Credit Party will, nor will it permit its Subsidiaries to, enter into any transaction of merger, amalgamation or consolidation or liquidate, wind up or dissolve itself; provided that a Credit Party or another Person may merge, amalgamate or consolidate with or into another Credit Party if the following conditions are satisfied:

                  (a) each Administrative Agent is given prior written notice of such action;

                  (b) the Person formed by such amalgamation or consolidation or into which such Credit Party is merged shall either (i) be a Credit Party or (ii) be a Subsidiary of a Credit Party and expressly assume in writing all of the obligations of such Credit Party under the Credit Documents; provided that if the transaction is between a Borrower and another Person, such Borrower must be the surviving entity;

                  (c) the Credit Parties execute and deliver such documents, instruments and certificates as an Administrative Agent may request (including, if necessary, to maintain its perfection and priority in the Collateral pledged pursuant to the Collateral Documents);

                  (d) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                  (e) the Borrowers deliver to the Administrative Agents an opinion of counsel stating that such consolidation, amalgamation or merger and any written agreement entered into in connection therewith, comply with this Section 9.4.

         9.5      SALE OR LEASE OF ASSETS.

         No Credit Party will, nor will it permit its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business or assets whether now owned or hereafter acquired, including, without limitation, inventory, receivables, equipment, real property interests (whether owned or leasehold), and securities, other than (a) any inventory sold or otherwise disposed of in the ordinary course of business; (b) the sale, lease, transfer or other disposal by a Credit Party (other than a Borrower) of any or all of its assets to another Credit Party; (c) obsolete, slow-moving, idle or worn-out assets no longer used or useful in its business; (d) the transfer of assets which constitute a Permitted Investment; (e) the issuance of Capital Stock by a Borrower; (f) the lease or sublease of real property interests in the ordinary course of business; (g) the license of intellectual property in the ordinary course of business; (h) the sale of accounts receivable and related rights pursuant to a Permitted Receivables Financing; (i) the sale of Fife for consideration that the Board of Directors of the U.S. Borrower shall have determined in good faith is economically fair and reasonable to the Credit Parties; and (j) other sales of assets in the ordinary course of business not to exceed (x) $5,000,000, in the aggregate for all Credit Parties and their Subsidiaries, during any fiscal year of the Credit Parties or (y) $20,000,000, in the aggregate for all Credit Parties and their Subsidiaries, during the term of this Credit Agreement; provided that the net cash proceeds from any sale of assets pursuant to this clause (h) must either (i) be reinvested by the Credit Parties within twelve months of such sale in Eligible Assets or (ii) delivered to the U.S. Administrative Agent and/or the Canadian Administrative Agent, as applicable, to permanently reduce the U.S. Revolving Committed Amount and/or the Canadian Revolving Committed Amount as requested by the applicable Credit Party and in accordance with the terms hereof.

         Upon a sale of assets permitted by this Section 9.5, the Collateral Agent shall promptly deliver to the Borrowers, upon the Borrowers' request and at the Borrowers' expense, such documentation as is reasonably necessary to evidence the release of the Lenders' security interest in such assets, including, without limitation, amendments or terminations of UCC financing statements.

         9.6      SALE LEASEBACKS.

         No Credit Party will, nor will it permit its Subsidiaries to, directly or indirectly become or remain liable as lessee or as guarantor or other surety with respect to any lease of any property (whether real or personal or mixed), whether now owned or hereafter acquired, (a) which such Credit Party has sold or transferred or is to sell or transfer to any other Person other than a Credit Party or (b) which such Credit Party intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by such Credit Party to any Person in connection with such lease, other than (i) sale leaseback transactions the aggregate amount of which, when added to the aggregate amount of Indebtedness then outstanding and permitted under Section 9.1(f), shall not exceed $20,000,000 at any one time outstanding,
(ii) the sale leaseback of the U.S. Borrower's headquarters location in an aggregate amount which, when added to the aggregate amount of Indebtedness then outstanding and permitted under Section 9.1(q), shall not exceed $20,000,000, as long as such amount is included in the definition of Adjusted Funded Debt for purposes of calculating the Applicable Percentages and the financial covenants set forth in Section 8.2 or (iii) sale leaseback transactions (A) the aggregate amount of which does not exceed

$80,000,000, (B) the aggregate amount of which is included in the definition of Adjusted Funded Debt for purposes of calculating the Applicable Percentages and the financial covenants set forth in Section 8.2, (C) the proceeds of which are used by the Credit Parties to permanently reduce the U.S. Revolving Committed Amount, subject to Section 2.1(e), (D) the aggregate amount of which when in does not exceed the purchase price for such assets and (E) no amount of which shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing.

         9.7      ADVANCES, INVESTMENTS AND LOANS.

         No Credit Party will, nor will it permit its Subsidiaries to, make any Investments except for Permitted Investments.

         9.8      RESTRICTED PAYMENTS.

         No Credit Party will, nor will it permit its Subsidiaries to, directly or indirectly, (a) declare or pay any dividends or make any other distribution upon any shares of its Capital Stock of any class (other than dividends payable solely in the same class of Capital Stock) or (b) purchase, redeem or otherwise acquire or retire or make any provisions for redemption, acquisition or retirement of any shares of its Capital Stock of any class or any warrants or options to purchase any such shares; provided that (i) any Subsidiary of a Borrower may pay dividends to its parent, (ii) a Borrower may pay dividends to the Parent to allow for the payment of (A) taxes, (B) dividends permitted pursuant to the following clause (iii) and (C) customary fees and expenses of the Parent in the ordinary course and (iii) as long as no Default or Event of Default has occurred and is continuing, the Parent may pay dividends in an amount not to exceed, in the aggregate, 25% of cumulative Net Income earned after June 30, 1999.

         9.9      TRANSACTIONS WITH AFFILIATES.

         No Credit Party will, nor will it permit its Subsidiaries to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

         9.10     FISCAL YEAR; ORGANIZATIONAL DOCUMENTS.

         No Credit Party will, nor will it permit its Subsidiaries to, (a) change its fiscal year (other than to change to a retail fiscal year ending within five days of December 31) or (b) in any manner that would reasonably be likely to adversely affect the rights of the Lenders, change its articles or certificate of incorporation or its bylaws.

         9.11     NO LIMITATIONS.

         No Credit Party will, nor will it permit its Subsidiaries (other than a Receivables Subsidiary) to, directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution on any of such Person's Capital Stock, (b) pay any Indebtedness owed to any other Credit Party, (c) make loans or advances to any other Credit Party or (d) transfer any of its property to any other Credit Party, except for encumbrances or restrictions existing under or by reason of (i) customary non-assignment or net worth provisions in any lease governing a leasehold interest, (ii) any agreement or other instrument of a Person existing at the time it becomes a Subsidiary of a Credit Party; provided that such encumbrance or restriction is not applicable to any other Person, or any property of any other Person, other than such Person becoming a Subsidiary of a Credit Party and was not entered into in contemplation of such Person becoming a Subsidiary of a Credit Party, (iii) the Subordinated Debt Indenture as in effect on the Closing Date and any similar provision in the documentation evidencing Permitted Subordinated Refinancing Debt and (iv) this Credit Agreement and the other Credit Documents.

         9.12     NO OTHER NEGATIVE PLEDGES.

         No Credit Party will, nor will it permit its Subsidiaries (other than a Receivables Subsidiary) to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation except as set forth in the Credit Documents (it being understood that the Subordinated Debt Indenture to which the U.S. Borrower is a party contains such restrictions with respect to additional subordinated debt and that the Permitted Subordinated Refinancing Debt may contain similar restrictions).

         9.13     OTHER INDEBTEDNESS.

         No Credit Party will, if any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof,
(a) amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness (other than the Indebtedness under the Credit Documents) of such Credit Party or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof or (b) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment, redemption, acquisition for value or defeasance of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness (other than the Indebtedness under the Credit Documents) of such Credit Party. Notwithstanding the above, the U.S. Borrower will not (i) amend, modify or waive any of the terms and conditions of the Subordinated Debt without the prior written consent of the Required Lenders, (ii) make an offer to make any voluntary or optional principal payments with respect to the Subordinated Debt,
(iii) redeem or offer to redeem any of the Subordinated Debt or (iv) deposit any funds intended to discharge or defease any or all of the Subordinated Debt.

         9.14     LIMITATION ON PARENT.

         The Parent will not sell, transfer or otherwise dispose of any shares of capital stock of a Borrower. Furthermore, the Parent will not directly hold any assets other than (a) the stock of the U.S. Borrower and WESCO Finance Corp., and (b) such amounts allowed to be transferred to the Parent pursuant to Section 9.8. The Parent may not have any liabilities other than the liabilities under the Credit Documents, tax liabilities and other liabilities in the ordinary course of business (which shall include liabilities under certain agreements with members of management and indemnification obligations).

         9.15     CAPITAL EXPENDITURES.

         The Credit Parties will not permit Capital Expenditures (other than Capital Expenditures in connection with a new headquarters for the U.S. Borrower not to exceed $20,000,000) for (a) fiscal year 1999 to exceed $25,000,000, (b) fiscal year 2000 to exceed $30,000,000 and (c) each fiscal year after fiscal year 2000 to exceed $35,000,000; provided, however, that the maximum amount for each such fiscal year shall be increased by the unused amount available for Capital Expenditures under this Section 9.15 for the immediately preceding fiscal year (excluding any carry forward available from any prior fiscal year).

         9.16     LIMITATION ON OWNERSHIP OF ASSETS.

         The Credit Parties will not permit the Total Facility Guarantors to own at any time less than 85% of the total assets of the Credit Parties and their Subsidiaries on a consolidated basis, as determined in accordance with GAAP.


                                   SECTION 10

                                EVENTS OF DEFAULT

         10.1     EVENTS OF DEFAULT.

         An Event of Default shall exist upon the occurrence, and during the continuance, of any of the following specified events (each an "Event of Default"):

                  (a) Payment. Any Credit Party shall default in the payment (i) when due of any principal of any of the Loans or any reimbursement obligation arising from drawings under Letters of Credit or (ii) within three Business Days of when due of any interest on the Loans or any fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith.

                  (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made.

                  (c)      Covenants.  Any Credit Party shall:

                           (i) default in the due performance or observance of
                  any term, covenant or agreement contained in Sections 8.2, 8.3, 8.11, or 9.1 through 9.16 inclusive;

                           (ii) default in the due performance or observance by
                  it of any term, covenant or agreement contained in Section 8.1 and such default shall continue unremedied for a period of five Business Days; or

                           (iii) default in the due performance or observance by
                  it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) or (ii) of this
                  Section 10.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a Credit Party becoming aware of such default or notice thereof given by an Administrative Agent.

                  (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents and such default shall continue unremedied for a period of at least 30 days after the earlier of a Credit Party becoming aware of such default or notice thereof given by an Administrative Agent, or (ii) any Credit Document shall fail to be in full force and effect or any Credit Party shall so assert or any Credit Document shall fail to give the Collateral Agent and the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby.

                  (e) Guaranties. The guaranty given by any Credit Party hereunder or by any Additional Credit Party hereafter or any provision thereof shall cease to be in full force and effect, or any guarantor thereunder or any Person acting by or on behalf of such guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty.

                  (f) Bankruptcy, etc. The occurrence of any of the following:
         (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of any Credit Party or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any Credit Party or any of its Subsidiaries or for any substantial part of its property or ordering the winding up or liquidation of its affairs; or (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against any Credit Party or any of its Subsidiaries and such petition remains unstayed and in effect for a period of 60 consecutive days; or (iii) any Credit Party or any of its Subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) any Credit Party or any of its Subsidiaries shall admit in writing its inability to pay its debts generally as they become due or any action shall be taken by such Person in furtherance of any of the aforesaid purposes.

                  (g)      Defaults under Other Agreements.

                           (i) A Credit Party or any of its Subsidiaries shall
                  default in the due performance or observance (beyond the applicable grace period with respect thereto) of any material obligation or condition of any contract or lease to which it is a party; or

                           (ii) With respect to any Indebtedness of a Credit
                  Party or any of its Subsidiaries in excess of $20,000,000 (specifically including any Permitted Receivables Financing in which the Credit Parties have received consideration in excess of $20,000,000 for the sale of Receivables but excluding Indebtedness outstanding under this Credit Agreement), (A) any such Credit Party or Subsidiary shall (x) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (y) default (after giving effect to any applicable grace period) in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required) any such Indebtedness to become due prior to its stated maturity; (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a required prepayment prior to the stated maturity thereof; or (C) any such Indebtedness shall mature and remain unpaid.

                  (h) Judgments. One or more judgments, orders, or decrees (including, without limitation, any judgment, order, or decree with respect to any litigation disclosed pursuant to the Credit Documents) shall be entered against any one or more of the Credit Parties involving a liability of $20,000,000 or more, in the aggregate (to the extent not paid or covered by insurance provided by a carrier who has acknowledged coverage), and such judgments, orders or decrees (i) are the subject of any enforcement proceeding commenced by any creditor or
         (ii) shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur of (A) the last day on which such judgment, order or decree becomes final and unappealable or (B) 60 days.

                  (i) ERISA. The occurrence of any of the following events or conditions: (A) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any Lien shall arise on the assets of any Credit Party, any of its Subsidiaries or any ERISA Affiliate in favor of the PBGC or a Plan; (B) a Termination Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the U.S. Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (C) a Termination Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the U.S. Administrative Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) any Credit Party, any of its Subsidiaries or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency (within the meaning of Section 4245 of ERISA) of such Plan; or (D) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Credit Party, any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Credit Party, any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

                  (j) Ownership. There shall occur a Change of Control.

                  (k) Material Loss of Collateral. There shall occur any loss, theft, damage or destruction of any item or items of Collateral which either (i) has had or could be reasonably expected to have a Material Adverse Effect or (ii) materially and adversely affects the operation of the Credit Parties' business, taken as a whole, and is not covered by insurance as required herein.

                  (l) Subordinated Debt. The holders of the Subordinated Debt assert (or any Governmental Authority determines) that (i) the Loans do not constitute Senior Indebtedness (as defined in the Subordinated
         Debt) or (ii) the obligations of the U.S. Borrower with respect to the Subordinated Debt are not fully subordinate to the repayment of the Loans and all other amounts owing under the Credit Documents.

         10.2     ACCELERATION; REMEDIES.

         Upon the occurrence and during the continuance of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived in writing by the Required Lenders (or the Lenders as may be required hereunder), the Administrative Agents shall, upon the request and direction of the Required Lenders, by written notice to the Borrowers, take the following actions without prejudice to the rights of the Agents or any Lender to enforce its claims against the Credit Parties, except as otherwise specifically provided for herein:

                  (a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

                  (b) Acceleration of Loans. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by a Credit Party to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

                  (c) Cash Collateral. Direct the Borrowers to pay (and the Borrowers agree that upon receipt of such notice, or upon the occurrence of an Event of Default under

         Section 10.1(f), they will immediately pay) to the Administrative Agents additional cash to be held by the Administrative Agents, for the benefit of the Lenders, in a cash collateral account as additional security for (i) the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding and (ii) the BA Obligations in respect of subsequent maturities under all then outstanding Bankers' Acceptances in an amount equal to the maximum aggregate amount of all BA Obligations.

                  (d) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents, including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 10.1(f) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations under Letters of Credit and Bankers' Acceptances, all accrued interest in respect thereof, all cash necessary to collateralize the LOC Obligations and BA Obligations pursuant to Section 10.2(c), all accrued and unpaid fees and other indebtedness or obligations owing to the Lenders hereunder shall immediately become due and payable without the giving of any notice or other action by the Agents or the Lenders, which notice or other action is expressly waived by the Credit Parties.

Notwithstanding the fact that enforcement powers reside primarily with the Administrative Agents, each Lender has, to the extent permitted by law, a separate right of payment and shall be considered a separate "creditor" holding a separate "claim" within the meaning of Section 101(5) of the Bankruptcy Code or any other insolvency statute.

         10.3     ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT.

         Notwithstanding any other provisions of this Credit Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by an Agent or any Lender on account of amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

                  FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agents or any of the Lenders in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Agents or any of the Lenders with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

                  SECOND, to payment of any fees owed to an Agent, an Issuing Lender or any Lender;

                  THIRD, to the payment of all accrued interest payable to the Lenders hereunder and all other obligations (other than those obligations to be paid pursuant to clause "FOURTH" below) which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses "FIRST" and "SECOND" above;

                  FOURTH, to the payment of the outstanding principal amount of the Loans, unreimbursed drawings under Letters of Credit and matured and unpaid Bankers' Acceptances, to the payment of any principal amounts outstanding under Hedging Agreements between a Credit Party and a Lender or an Affiliate of a Lender and to the payment or cash collateralization of the outstanding LOC Obligations and BA Obligations, pro rata as set forth below; and

                  FIFTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans, LOC Obligations, BA Obligations and obligations under Hedging Agreements held by such Lender bears to the aggregate then outstanding Loans, LOC Obligations, BA Obligations and obligations under Hedging Agreements) of amounts available to be applied; and (c) to the extent that any amounts available for distribution pursuant to clause "FOURTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Collateral Agent in a cash collateral account and applied (x) first, to reimburse the Issuing Lenders from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clause "FOURTH" above in the manner provided in this Section 10.3.

         10.4 CONVERSION AND REDENOMINATION OF LOANS; PURCHASE OF RISK PARTICIPATIONS.

                  (a) Conversion and Redenomination of Loans. Notwithstanding anything herein to the contrary, upon a termination of the Commitments following the occurrence of an Event of Default (a "Commitment Termination Event"), (i) all outstanding Loans denominated in Canadian Dollars or bearing interest at a rate other than the Adjusted Base Rate shall be redenominated and/or converted into Base Rate Loans denominated in Dollars and (ii) all BA Obligations and LOC Obligations owed to a Lender in Canadian Dollars shall be redenominated into BA Obligations and LOC Obligations owed in Dollars (and a demand for cash collateralization of such obligations shall be made in accordance with
         Section 10.2(c)), in each case on and with effect from the soonest practicable date following the Commitment Termination Event as determined by the Administrative Agents (the "Conversion Date") and at the exchange rate in effect as of such Conversion Date as determined by the Administrative Agents in accordance with their normal market practice. The Borrowers hereby agree to pay to the Administrative Agents, for the pro rata benefit of the Lenders, on the Conversion Date any amounts owing pursuant to Section 4.14 as a result of any such conversion occurring prior to the end of an Interest Period. The Administrative Agents will promptly notify the Borrowers and the Lenders of any such redenomination and conversion following a Commitment Termination Event.

                  (b) Purchase of Risk Participations. Each Lender hereby agrees that it shall forthwith purchase, as of the Conversion Date (but adjusted for any payments received from a Borrower on or after such date and prior to such purchase), from the other Lenders



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

         such Participation Interests in the outstanding Loans, LOC Obligations and BA Obligations (whether or not such Loans, LOC Obligations and BA Obligations have been redenominated or converted pursuant to subsection 10.4(a)) as shall be necessary to cause each such Lender to share in all Loans, LOC Obligations and BA Obligations ratably based upon its Total Facility Commitment Percentage (determined before giving effect to any termination of the Commitments), provided that (A) all interest and fees payable on a Loan, LOC Obligation or BA Obligation shall be for the account of the Lender that originally extended such Extension of Credit until the date as of which the respective Participation Interest is purchased and (B) if any purchase of a Participation Interest required to be made pursuant to this sentence is not made on the Conversion Date, then at the time such purchase is actually made the purchasing Lender shall be required to pay to the selling Lender, to the extent not paid to such selling Lender by the applicable Borrower in accordance with the terms of this Credit Agreement, interest on the principal amount of the Participation Interest purchased for each day from and including the day upon which such purchase of the Participation Interest would otherwise have occurred to but excluding the date of actual payment for the purchase of such Participation Interest, at the rate equal to the Federal Funds Rate.


                                   SECTION 11

                                AGENCY PROVISIONS

         11.1     APPOINTMENT.

         Each Lender hereby designates and appoints Bank of America as U.S. Administrative Agent and as Collateral Agent and Bank of America Canada as Canadian Administrative Agent of such Lender to act as specified herein and the other Credit Documents, and each such Lender hereby authorizes the Agents, as the agents for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Agents shall not have any duties or responsibilities except those expressly set forth herein and therein or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Agents. The provisions of this Section are solely for the benefit of the Agents and the Lenders and none of the Credit Parties shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, each Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Party or any of its Subsidiaries.

         11.2     DELEGATION OF DUTIES.

         An Agent may execute any of its duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all


                                    - 109 -
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matters pertaining to such duties. An Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         11.3     EXCULPATORY PROVISIONS.

         Neither the Agents nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct) or responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by an Agent under or in connection herewith or in connection with the other Credit Documents, or enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agents shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower or any of its Subsidiaries in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by an Agent to the Lenders or by or on behalf of the Credit Parties to the Agents or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or the use of the Letters of Credit or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Credit Parties. The Agents are not trustees for the Lenders and owe no fiduciary duty to the Lenders.

         11.4     RELIANCE ON COMMUNICATIONS.

         The Agents shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the Agents with reasonable care). The Agents may deem and treat the Lenders as the owner of its interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the U.S. Administrative Agent in accordance with Section 12.3(b). The Agents shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in



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Section 12.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

         11.5     NOTICE OF DEFAULT.

         Except for a default with respect to a payment due to it, an Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender, another Agent or a Credit Party referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the U.S. Administrative Agent receives such a notice, the U.S. Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders and as is permitted by the Credit Documents.

         11.6     NON-RELIANCE ON AGENTS AND OTHER LENDERS.

         Each Lender expressly acknowledges that neither the Agents, BAS, Chase Securities nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agents or any affiliate thereof hereinafter taken, including any review of the affairs of any Credit Party or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agents to any Lender. Each Lender represents to the Agents, Chase Securities and BAS that it has, independently and without reliance upon the Agents or BAS or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Agents, BAS, Chase Securities or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agents hereunder, the Agents, Chase Securities and BAS shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Credit Parties which may come into the possession of the Agents, Chase Securities, BAS or any of their officers, directors, employees, agents, attorneys-in-fact or affiliates.

         11.7     INDEMNIFICATION.

         The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans and Participation Interests of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind

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whatsoever which may at any time (including without limitation at any time following payment in full of the Credit Party Obligations) be imposed on, incurred by or asserted against an Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by an Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of an Agent. If any indemnity furnished to an Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the payment of the Credit Party Obligations and all other amounts payable hereunder and under the other Credit Documents.

         11.8     AGENTS IN THEIR INDIVIDUAL CAPACITY.

         Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Parent or any of its Subsidiaries as though such Agent were not an Agent hereunder. With respect to the Loans made, Letters of Credit issued and BA Obligations created and all obligations owing to it, an Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though they were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

         11.9     SUCCESSOR AGENT.

         Any Agent may, at any time, resign upon 20 days written notice to the Lenders. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent, which, so long as no Event of Default has occurred and is continuing, shall be acceptable to the U.S. Borrower (such acceptance not to be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 60 days after the notice of resignation, then the resignation of the retiring Agent shall nonetheless thereupon be effective and the retiring Agent shall select a successor Agent, provided such successor is an Eligible Assignee (or if no Eligible Assignee shall have been so appointed by the retiring Agent and shall have accepted such appointment, then the U.S. Lenders or the Canadian Lenders, as the case may be, shall perform all obligations of the retiring Agent hereunder until such time, if any, as a successor Agent shall have been appointed and shall have accepted such appointment as provided for above). Upon the acceptance of any appointment as an Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as an Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Section 11.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Credit Agreement.

                                   SECTION 12

                                  MISCELLANEOUS

         12.1     NOTICES.

         Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid (or on an invoice basis) to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth on Schedule 12.1, or at such other address as such party may specify by written notice to the other parties hereto.

         12.2     RIGHT OF SET-OFF.

         In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default and the commencement of remedies described in
Section 10.2, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation, branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of any Credit Party or any of its Subsidiaries against Credit Party Obligations of such Credit Party, irrespective of whether an Administrative Agent or the Lenders shall have made any demand hereunder and although such Credit Party Obligations may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. The Credit Parties hereby agree that any Person purchasing a participation in the Loans and Commitments hereunder pursuant to Section 12.3(e) or Section 4.8 may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

         12.3     BENEFIT OF AGREEMENT.

                  (a) Generally. This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign and transfer any of its interests (except as permitted by Section 9.4 or 9.5) without the prior written consent of the Lenders; and provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth below in this
         Section 12.3.

                  (b) Assignments. Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitments); provided, however, that:

                           (i) except in the case of an assignment to another
                  Lender or an assignment of all of a Lender's rights and obligations under this Credit Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 (or C$5,000,000, as applicable) (or, if less, the remaining amount of the Commitment of such assigning Lender) or an integral multiple of $1,000,000 (or C$1,000,000, as applicable) in excess thereof;

                           (ii) each such assignment by a Lender of it rights
                  and obligations under Section 2 or Section 3 shall be of a constant, and not varying, percentage of all of its rights and obligations under such Section; and

                           (iii) the parties to such assignment shall execute
                  and deliver to the appropriate Administrative Agent for its acceptance an Assignment Agreement in substantially the form of Exhibit 12.3(b), together with a processing fee from the assignor of $3,500.

         Upon execution, delivery, and acceptance of such Assignment Agreement, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights (other than indemnity and expense reimbursement rights relating to the period during which such assigning Lender was a Lender hereunder) and be released from its obligations under this Credit Agreement. Upon the consummation of any assignment pursuant to this Section 12.3(b), the assignor, the Administrative Agents and the Borrowers shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the U.S. Borrower and the U.S. Administrative Agent certification as to exemption from deduction or withholding of taxes in accordance with Section 4.13.

         By executing and delivering an assignment agreement in accordance with this Section 12.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (A) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and the assignee warrants that it is an Eligible Assignee; (B) except as set forth in clause (A) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or any of its Subsidiaries or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (C) such assignee represents and warrants that it is legally authorized to enter into such Assignment Agreement; (D) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment Agreement; (E) such assignee will independently and without reliance upon the Agents, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (F) such assignee appoints and authorizes the Agents to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Agents by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (G) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

                  (c) Register. The Administrative Agents shall maintain a copy of each Assignment Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest or demonstrable error, and the Borrowers, the Administrative Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Acceptance. Upon its receipt of an Assignment Agreement executed by the parties thereto, together with any Note relating to such assignment, and payment of the processing fee, the Administrative Agents shall, if such Assignment Agreement has been completed and is in substantially the form of Exhibit 11.3(b) hereto and if the relevant assignment is otherwise permitted by this Credit Agreement, (i) accept such Assignment Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

                  (e) Participations. Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Credit Agreement (including all or a portion of its Commitments and its Loans); provided, however, that (i) such Lender's obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Sections 4.9 through 4.14, inclusive, and the right of set-off contained in Section 12.2 and (iv) the Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to its Loans, its Notes and any other Credit Party Obligations owing to it and to approve any amendment, modification, or waiver of any provision of this Credit Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest or fees are payable on such Loans, Notes or other Credit Party Obligations, extending any scheduled principal payment date or date fixed for the payment of interest or fees on such Loans, Notes or other Credit Party Obligations, extending its Commitments or releasing all or substantially all of the Collateral or the Guarantors) and (v) such Lender shall provide written notice of any participation to the Borrowers and the Administrative Agents.

                  (f) Nonrestricted Assignments. Notwithstanding any other provision set forth in this Credit Agreement, any U.S. Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (g) Information. Any Lender may furnish any information concerning the Parent or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 12.15.

                  (h) CLO's. Notwithstanding anything to the contrary contained herein, any Lender, (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") the option to fund all or any part of any Loan that such Granting Lender would otherwise be obligated to fund pursuant to this Credit Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to fund all or any part of such Loan, the Granting Lender shall be obligated to fund such Loan pursuant to the terms hereof, (iii) no SPC shall have any voting rights pursuant to Section 12.6 and (iv) with respect to notices, payments and other matters hereunder, the Credit Parties, the Agents and the Lenders shall not be obligated to deal with an SPC, but may limit their communications and other dealings relevant to such SPC to the applicable Granting Lender. The funding of a Loan by an SPC hereunder shall utilize the U.S. Revolving Loan Commitment or Canadian Revolving Loan Commitment, as applicable, of the Granting Lender to the same extent that, and as if, such Loan were funded by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or payment under this Credit Agreement for which a Lender would otherwise be liable for so long as, and to the extent, the Granting Lender provides such indemnity or makes such payment. Notwithstanding anything to the contrary contained in this Credit Agreement, any SPC may disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or guarantee to such SPC. This Section may not be amended without the prior written consent of each Granting Lender, all or any part of whose Loan is being funded by an SPC at the time of such amendment.

         12.4     NO WAIVER; REMEDIES CUMULATIVE.

         No failure or delay on the part of an Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Parent or any of its Subsidiaries and the Agents or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agents or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agents or the Lenders to any other or further action in any circumstances without notice or demand.

         12.5     PAYMENT OF EXPENSES; INDEMNIFICATION.

         The U.S. Credit Parties agree to: (a) pay all reasonable out-of-pocket costs and expenses of (i) the Agents, BAS and Chase Securities in connection with (A) the negotiation, preparation, execution and delivery and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of counsel to the Agents), and (B) any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement and (ii) the Agents and the Lenders in connection with (A) enforcement of the Credit Documents and the documents and instruments referred to therein, including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Agents and each of the Lenders, and (B) any bankruptcy or insolvency proceeding of a Credit Party or any of its Subsidiaries and (b) indemnify each Agent, BAS, Chase Securities, each Lender and each of their officers, directors, employees, representatives, Affiliates and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (including, without limitation, the reasonable fees and expenses of legal counsel, including the allocated cost of internal counsel, and settlement costs) incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Agent, BAS, Chase Securities, or Lender is a party thereto) related to (i) the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other Extensions of Credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding, (ii) any Environmental Claim, (iii) any claims for Non-Excluded Taxes (but excluding in the case of (i), (ii) and (iii) above, any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified). Without limiting the U.S. Credit Parties' obligations under this Section 12.5, the Canadian Credit Parties agree to pay any such costs and expenses referred to in clause (a) above and to indemnify the parties referred to in clause (b) above for any of the losses referred to in such clause, in each case to the extent (x) such Canadian Credit Parties are responsible for such costs and expenses or losses or such costs and expenses or losses can reasonably be attributed to them and (y) such costs and expenses or losses are not otherwise paid or reimbursed by the U.S. Credit Parties.

         12.6     AMENDMENTS, WAIVERS AND CONSENTS.

         Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing and signed by the Required Lenders and the then Credit Parties; provided that no such amendment, change, waiver, discharge or termination shall without the consent of each Lender affected thereby:

                  (a) extend the Maturity Date;

                  (b) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder;

                  (c) reduce or waive the principal amount of any Loan;

                  (d) increase or extend any Commitment of a Lender (it being understood and agreed that a waiver of any Default or Event of Default or a waiver of any mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender);

                  (e) release all or substantially all of the Collateral securing the Credit Party Obligations hereunder (provided that the Collateral Agent may, without consent from any other Lender, release any Collateral that is sold or transferred by a Credit Party in conformance with Section 9.5);

                  (f) release either Borrower or the Parent from its obligations or release all or substantially all of the other Credit Parties from their respective obligations under the Credit Documents;

                  (g) amend, modify or waive any provision of this Section or
         Section 4.4, 4.7, 4.8, 6.2, 10.1(a), 12.2, 12.3 or 12.5;

                  (h) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders; or

                  (i) consent to the assignment or transfer by a Borrower of any of its rights and obligations under (or in respect of) the Credit Documents.

Notwithstanding the above, no provisions of Section 11 may be amended or modified without the consent of the Agents. No provisions affecting an Issuing Lender's rights to (a) reimbursement or indemnity under Section 2.2 or Section
3.2 or (b) any Issuing Lender Fees may be amended without the consent of the applicable Issuing Lender. No provision of Section 2.3 or Section 3.3 affecting the Swingline Loans may be amended without the consent of the applicable Swingline Lender. No provision of Section 2 may be amended without the consent of the Required U.S. Lenders and no provision of Section 3 may be amended without the consent of the Required Canadian Lenders.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Loans or the Letters of Credit, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         12.7     COUNTERPARTS/TELECOPY.

         This Credit Agreement and the other Credit Documents may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be as effective as an original and shall constitute a representation that an original will be delivered.

         12.8     HEADINGS.

         The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

         12.9     DEFAULTING LENDER.

         Each Lender understands and agrees that if such Lender is a Defaulting Lender then notwithstanding the provisions of Section 12.6 it shall not be entitled to vote on any matter requiring the consent of the Required Lenders or to object to any matter requiring the consent of all the Lenders; provided, however, that all other benefits and obligations under the Credit Documents shall apply to such Defaulting Lender.

         12.10    SURVIVAL OF INDEMNIFICATION AND REPRESENTATIONS AND
                  WARRANTIES.

         All indemnities set forth herein and all representations and warranties made herein shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit and the repayment of the Loans, LOC Obligations, BA Obligations and other obligations and the termination of the Commitments hereunder.

         12.11    GOVERNING LAW; JURISDICTION.

                  (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of North Carolina or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 12.1, such service to become effective 10 days after such mailing. Nothing herein shall affect the right of a Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against a Credit Party in any other jurisdiction. Each Credit Party agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; provided that nothing in this Section 12.11(a) is intended to impair a Credit Party's right under applicable law to appeal or seek a stay of any judgment.

                  (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) Each Canadian Credit Party hereby appoints the U.S. Borrower as its agent in the United States for service of process.

         12.12    WAIVER OF JURY TRIAL; WAIVER OF CONSEQUENTIAL DAMAGES.

         EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each Credit Party agrees not to assert any claim against the Agents, the Issuing Lenders, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein.

         12.13    SEVERABILITY.

         If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         12.14    FURTHER ASSURANCES.

         The Credit Parties agree, upon the request of an Administrative Agent, to promptly take such actions, as reasonably requested, as is necessary to carry out the intent of this Credit Agreement and the other Credit Documents, including, but not limited to, such actions as are necessary to ensure that the Lenders have a perfected security interest in the Collateral subject to no Liens other than Permitted Liens.

         12.15    CONFIDENTIALITY.

         Each of the Agents, the Issuing Lenders, the Swingline Lenders and the other Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors, and to any direct or indirect contractual counterparty in swap agreements or to such contractual counterparty's professional advisor (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Credit Agreement or to an SPC (as defined in Section 12.3(h)) in connection with Section 12.3(h), (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Credit Agreement, (g) with the consent of Parent and the Borrowers or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agents, any Issuing Lender or any Lender on a nonconfidential basis from a source other than Parent or the Borrowers. For the purposes of this Section, the term "Information" means all information received from Parent or the Borrowers relating to Parent, the Borrowers, or their Subsidiaries or their respective business other than any such information that is available to the Agents, any Issuing Lender or any Lender on a nonconfidential basis prior to disclosure by Parent or the Borrowers, provided that, in the case of information received from Parent or the borrowers after the date hereof (other than any such information received pursuant to Section 8.1) such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         12.16    JUDGMENT CURRENCY.

                  (a) The Borrowers' obligations hereunder and under the Credit Documents to make payments in Dollars or in Canadian Dollars (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agents, the Collateral Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to such Administrative Agent, Collateral Agent or Lender under this Agreement or the other Credit Documents. If, for the purpose of obtaining or enforcing judgment against either of the Borrowers or any other Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Dollar Equivalent (as defined below) of such amount, in the case of any Canadian Dollars or Dollars, and, in the case of other currencies, the rate of exchange (as quoted by the U.S. Administrative Agent or if the U.S. Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the U.S. Administrative Agent) determined, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

                  (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment of judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

                  (c) For purposes hereof, Dollar Equivalent means, with respect to any amount of Canadian Dollars on any date, the amount of Dollars that may be purchased with such amount of Canadian Dollars, as determined by the rate at which Dollars are offered in Toronto, Ontario on such date by the Canadian Administrative Agent for Canadian Dollars at 11:00 a.m. (Toronto, Ontario time) in accordance with its normal market practice. In determining the Dollar Equivalent or rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

         12.17    ENTIRETY.

         This Credit Agreement together with the other Credit Documents and the Fee Letter represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         12.18    BINDING EFFECT; CONTINUING AGREEMENT.

                  (a) This Credit Agreement shall become effective at such time when all of the conditions set forth in Section 6.1 have been satisfied or waived by the Lenders and it shall have been executed by the Credit Parties and the Agents, and the Agents shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Credit Parties, the Agents and each Lender and their respective successors and assigns.

                  (b) This Credit Agreement shall be a continuing agreement and shall remain in full force and effect until all Loans, LOC Obligations, interest, fees and other Credit Party Obligations have been paid in full and all Commitments and Letters of Credit have been terminated.

         Upon termination, the Credit Parties shall have no further obligations (other than the indemnification provisions that survive) under the Credit Documents and the Collateral Agent shall, at the request and expense of the Credit Parties, deliver all Collateral in its possession to the Credit Parties and release all Liens on Collateral; provided that should any payment, in whole or in part, of the Credit Party Obligations be rescinded or otherwise required to be restored or returned by an Agent or any Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, then the Credit Documents shall automatically be reinstated and all Liens of the Lenders shall reattach to the Collateral and all amounts required to be restored or returned and all costs and expenses incurred by an Agent or Lender in connection therewith shall be deemed included as part of the Credit Party Obligations.

         12.19    DESIGNATED SENIOR INDEBTEDNESS.

         The Parent and the U.S. Borrower hereby specifically designate the Indebtedness evidenced by this Credit Agreement and the other Credit Documents (specifically including all Credit Party Obligations) as "Designated Senior Indebtedness" for all purposes, including without limitation for purposes of the Subordinated Debt Indenture.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.

        Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.


U.S. BORROWER:                      WESCO DISTRIBUTION, INC.,
                                    a Delaware corporation

                                    By: /s/ STEVEN A. BURLESON
                                       ---------------------------------------
                                    Name:  Steven A. Burleson
                                         -------------------------------------
                                    Title: Vice President, CFO and Treasurer
                                          ------------------------------------


CANADIAN BORROWER:                  WESCO DISTRIBUTION-CANADA, INC.,
                                    an Ontario corporation

                                    By: /s/ STEVEN A. BURLESON
                                       ---------------------------------------
                                    Name:  Steven A. Burleson
                                         -------------------------------------
                                    Title: Vice President, CFO & Treasurer
                                          ------------------------------------


TOTAL FACILITY
GUARANTORS:                         WESCO INTERNATIONAL, INC.,
                                    a Delaware corporation

                                    By: /s/ STEVEN A. BURLESON
                                       ---------------------------------------
                                    Name:  Steven A. Burleson
                                         -------------------------------------
                                    Title: Vice President, CFO & Treasurer
                                          ------------------------------------

                                    CDW REALCO, INC.,
                                    a Delaware corporation

                                    By: /s/ STEVEN A. BURLESON
                                       ---------------------------------------
                                    Name:  Steven A. Burleson
                                         -------------------------------------
                                    Title: Vice President, CFO & Treasurer
                                          ------------------------------------

                                    WESCO EQUITY CORPORATION,
                                    a Delaware corporation

                                    By: /s/ WILLIAM E. HORVATH
                                       ---------------------------------------
                                    Name:  William E. Horvath
                                         -------------------------------------
                                    Title: President/Treasurer
                                          ------------------------------------

                                    WESCO FINANCE CORP.,
                                    a Delaware corporation

                                    By: /s/ STEVEN A. BURLESON
                                       ---------------------------------------
                                    Name:  Steven A. Burleson
                                         -------------------------------------
                                    Title: Vice President, CFO & Treasurer
                                          ------------------------------------

                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.


                                    WESCO - AZERBAIJAN, INC.,
                                    a Delaware corporation

                                    By: /s/ STEVEN A. BURLESON
                                       ---------------------------------------
                                    Name:  Steven A. Burleson
                                         -------------------------------------
                                    Title: Vice President, CFO & Treasurer
                                          ------------------------------------

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                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.


LENDERS: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, in its capacity as the
                                    U.S. Administrative Agent

                                    By: /s/ GARY FLIEGER
                                       ---------------------------------------
                                    Name: Gary Flieger
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION,
                                    individually in its capacity as a
                                    U.S. Lender, the U.S. Issuing Lender and the U.S. Swingline Lender

                                    By: /s/ LISA S. DONAGHUE
                                       ---------------------------------------
                                    Name:  Lisa S. Donaghue
                                         -------------------------------------
                                    Title: Managing Director
                                          ------------------------------------

                                    BANK OF AMERICA CANADA,
                                    in its capacity as a Canadian Lender,
                                    the Canadian Administrative Agent, the
                                    Canadian Issuing Lender and the
                                    Canadian Swingline Lender

                                    By: /s/ RICHARD J. HALL
                                       ---------------------------------------
                                    Name:  Richard J. Hall
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

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                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.


                                    ABN AMRO BANK N.V.

                                    By: /s/ PATRICK M. PASTORE
                                       ---------------------------------------
                                    Name:  Patrick M. Pastore
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------



                                    By: /s/ CARRIE A. PENCE
                                       ---------------------------------------
                                    Name:  Carrie A. Pence
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

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                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.




                                    BANKBOSTON, N.A.

                                    By: /s/ JUAN R. NAVOS SACASA
                                       ---------------------------------------
                                    Name:  Juan R. Navos Sacasa
                                         -------------------------------------
                                    Title: Managing Director
                                          ------------------------------------

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                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.




                                    BANK OF HAWAII

                                    By: /s/ DONNA R. PARKER
                                       ---------------------------------------
                                    Name:  Donna R. Parker
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

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                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.




                                    THE BANK OF NEW YORK

                                    By: /s/ ROBERT J. JOYCE
                                       ---------------------------------------
                                    Name:  Robert J. Joyce
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

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                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.


                                    THE BANK OF NOVA SCOTIA

                                    By: /s/ FCH ASHBY
                                       ---------------------------------------
                                    Name:  FCH Ashby
                                         -------------------------------------
                                    Title: Senior Management Loan Operations
                                          ------------------------------------

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                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.




                                    BANK ONE, MICHIGAN

                                    By: /s/ GARY C. WILSON
                                       ---------------------------------------
                                    Name: Gary C. Wilson
                                         -------------------------------------
                                    Title: First Vice President
                                          ------------------------------------

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                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.



                                    THE CHASE MANHATTAN BANK

                                    By: /s/ WILLIAM DE CAGGIANO
                                       ---------------------------------------
                                    Name: William De Caggiano
                                         -------------------------------------
                                    Title: Managing Director
                                          ------------------------------------

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                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.




                                    THE CHASE MANHATTAN BANK OF CANADA

                                    By: /s/ CHRISTINE CHAN
                                       ---------------------------------------
                                    Name: Christine Chan
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------


                                    By: /s/ CHARLES D. RITCHIE
                                       ---------------------------------------
                                    Name: Charles D. Ritchie
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.



                                    COMERICA BANK

                                    By: /s/ DAVID SKIREY
                                       ---------------------------------------
                                    Name: David Skirey
                                         -------------------------------------
                                    Title: Assistant Vice President
                                         ------------------------------------

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                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.




                                    THE FUJI BANK, LIMITED

                                    By: /s/ TEUI TERAMOTO
                                       ---------------------------------------
                                    Name: Teui Teramoto
                                         -------------------------------------
                                    Title: Vice President and Manager
                                          ------------------------------------

                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.




                                    SYNDICATED LOAN FUNDING TRUST
                                    BY:  LEHMAN COMMERCIAL PAPER INC. NOT IN
                                    ITS INDIVIDUAL CAPACITY BUT SOLELY AS
                                    ASSET MANAGER


                                    By: /s/ MICHELE SWANSON
                                       ---------------------------------------
                                    Name:  Michele Swanson
                                         -------------------------------------
                                    Title: Authorized Signatory
                                          ------------------------------------

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                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.


                                    MELLON BANK, N.A.

                                    By: /s/ MARK F. JOHNSTON
                                       ---------------------------------------
                                    Name: Mark F. Johnston
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.




                                    MERITA BANK PLC

                                    By: /s/ CLIFFORD ABRAMSKY
                                       ---------------------------------------
                                    Name: Clifford Abramsky
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------


                                    By: /s/ FRANK MAFFEI
                                       ---------------------------------------
                                    Name: Frank Maffei
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.


                                    NATIONAL BANK OF CANADA

                                    By: /s/ DONALD P. HADDAD
                                       ---------------------------------------
                                    Name: Donald P. Haddad
                                         -------------------------------------
                                    Title: Vice President and Manager
                                          ------------------------------------


                                    By: /s/ GERALD B. KNELL
                                       ---------------------------------------
                                    Name: Gerald B. Knell
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.


                                    PNC BANK, NATIONAL ASSOCIATION

                                    By: /s/ WILLIAM V. ARMITAGE
                                       ---------------------------------------
                                    Name: William V. Armitage
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.



                                    THE TORONTO-DOMINION BANK

                                    By: /s/ AZAR S. AZARPOUR
                                       ---------------------------------------
                                    Name: Azar S. Azarpour
                                         -------------------------------------
                                    Title: Manager, Credit Administration
                                          ------------------------------------

                                             Signature pages to Credit Agreement
                                            in favor of WESCO Distribution, Inc.
                                             and WESCO Distribution-Canada, Inc.




                                    TORONTO DOMINION (TEXAS), INC.

                                    By: /s/ AZAR S. AZARPOUR
                                       ---------------------------------------
                                    Name: Azar S. Azarpour
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------